Registration No. 2-34393

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                   /__/

         Post-Effective Amendment No.   84             /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940

         Amendment No.   67                            /X/

                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering:  February 17, 1998

It is proposed that this filing will become effective (check appropriate line):
          X       immediately upon filing pursuant to paragraph (b) of Rule 485.
         ___      on (date) pursuant to paragraph (b) of Rule 485.
         ___      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
         ___      on (date) pursuant to paragraph (a)(1) of Rule 485.
         ___      75 days after filing pursuant to paragraph (a)(2) of Rule 485.
         ___      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following line:
         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              JANUS INVESTMENT FUND

                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item


FORM N-1A ITEM                          CAPTION IN PROSPECTUS

PART A


1.   Cover Page                         Cover Page

2.   Synopsis                           Cover Page; Fund(s) at a Glance
                                        (Combined Income, Combined Equity and
                                        Venture Prospectuses only); Expense
                                        Information

3.   Condensed Financial                Financial Highlights; Understanding the
     Information                        Financial Highlights (not included in
                                        Money Market Funds - Institutional
                                        Shares Prospectus or Money Market Funds
                                        - Service Shares Prospectus);
                                        Performance Terms (Combined Income,
                                        Combined Equity and Venture Prospectuses
                                        only); Performance (Money Market Fund -
                                        Institutional Shares and Service Shares
                                        Prospectuses only)

4.   General Description of             Fund(s) at a Glance (Combined Income,
     Registrant                         Combined Equity and Venture Prospectuses
                                        only); The Fund(s) in Detail (Combined
                                        Income, Combined Equity and Venture
                                        Prospectuses only); Investment
                                        Objectives and Policies (Combined Income and Combined Equity Prospectuses only);
                                        Investment Objective and Types of
                                        Investments (Venture Prospectus only)
                                        and Investment Objectives, Policies and
                                        Techniques (Money Market Fund -
                                        Institutional Shares and Service Shares
                                        Prospectuses only); General Portfolio
                                        Policies (Combined Income, Combined
                                        Equity and Venture Prospectuses only);
                                        Common Investment Policies (Money Market
                                        Fund - Institutional Shares and Service
                                        Shares Prospectuses only); Additional
                                        Risk Factors (not included in Money
                                        Market Fund -

                                        Institutional Shares Prospectus and
                                        Money Market Fund - Service Shares
                                        Prospectus); Appendix A - Glossary of
                                        Investment Terms (Combined Income,
                                        Combined Equity and Venture Prospectuses
                                        only); Appendix B - Explanation of
                                        Rating Categories (Combined Income
                                        Prospectus only)

5.   Management of the Fund             Management of the Fund(s) (Combined
                                        Income, Combined Equity and Venture
                                        Prospectuses only); Investment Adviser
                                        and Administrator (Money Market Fund -
                                        Institutional Shares, Service Shares and
                                        Combined Income Prospectuses only)

5A.  Management's Discussion of         Not Applicable
     of Fund Performance

6.   Capital Stock and Other            Distributions and Taxes; Shareholder's
     Securities                         Manual (Combined Income, Combined
                                        Equity, and Venture Prospectuses only);
                                        Shareholder's Guide (Money Market Funds
                                        - Institutional Shares and Service
                                        Shares Prospectuses only)

7.   Purchase of Securities Being       Shareholder's Manual (Combined Income,
     Offered                            Combined Equity, and Venture
                                        Prospectuses only); Shareholder's Guide
                                        (Money Market Funds - Institutional
                                        Shares and Service Shares Prospectuses
                                        only)

8.   Redemption or Repurchase           Shareholder's Manual (Combined Income,
                                        Combined Equity, and Venture
                                        prospectuses only); Shareholder's Guide
                                        (Money Market Funds - Institutional
                                        Shares and Service Shares Prospectuses
                                        only)

9.   Pending Legal Proceedings          Not Applicable

FORM N-1A ITEM                          CAPTION IN STATEMENT OF
                                        ADDITIONAL INFORMATION
PART B


10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  General Information and            Miscellaneous Information
     History

13.  Investment Objectives and          Investment Policies, Restrictions and
     Policies                           Techniques (Combined Equity and Income
                                        and Venture Statements of Additional
                                        Information only); Investment Policies
                                        and Restrictions (Money Market Funds
                                        Statements of Additional Information
                                        only); Types of Securities and
                                        Investment Techniques; Appendix A -
                                        Description of Securities Ratings (Money
                                        Market Funds Statements of Additional
                                        Information only); Appendix B -
                                        Description of Municipal Securities
                                        (Money Market Funds Statements of
                                        Additional Information only); Appendix A
                                        - Explanation of Rating Categories
                                        (Combined Equity and Income and Venture
                                        Statements of Additional Information
                                        only)

14.  Management of the Fund             Investment Adviser (Combined Equity and
                                        Income and Venture Statements of
                                        Additional Information only); Investment
                                        Adviser and Administrator (Money Market
                                        Funds Statements of Additional
                                        Information only); Officers and Trustees

15.  Control Persons and Principal      Principal Shareholders
     Holders of Securities

16.  Investment Advisory and            Investment Adviser (Combined Equity and
     Other Services                     Income and Venture Statements of
                                        Additional Information only); Investment
                                        Adviser and Administrator (Money Market
                                        Funds Statements of Additional
                                        Information only); Custodian, Transfer
                                        Agent and Certain Affiliations;
                                        Portfolio Transactions and Brokerage;
                                        Officers and Trustees; Miscellaneous
                                        Information

17.  Brokerage Allocation and           Portfolio Transactions and Brokerage
     Other Practices

18.  Capital Stock and Other            Purchase of Shares; Redemption of
     Securities                         Shares; Miscellaneous Information

19.  Purchase, Redemption and           Purchase of Shares; Redemption of
     Pricing of Securities Being        Shares; Shareholder Accounts
     Offered

20.  Tax Status                         Income Dividends, Capital Gains
                                        Distributions and Tax Status (Combined
                                        Equity and Income and Venture Statements of Additional Information only);
                                        Dividends and Tax Status (Money Market
                                        Funds Statements of Additional
                                        Information only)

21.  Underwriters                       Custodian, Transfer Agent and Certain
                                        Affiliations

22.  Calculation of Performance         Performance Information (Combined Equity
     Data                               and Income and Venture Statements of
                                        Additional Information only);
                                        Performance Data (Money Market Funds
                                        Statements of Additional Information
                                        only)

23.  Financial Statements               Financial Statements

                             JANUS INVESTMENT FUND

                               JANUS EQUITY FUNDS

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

This Prospectus describes eleven mutual funds that emphasize growth of capital or a combination of growth and income (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE FUNDS' SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                         FEBRUARY 17, 1998

                                    CONTENTS


FUNDS AT A GLANCE
Brief description of each Fund...............    2
EXPENSE INFORMATION
Each Fund's annual operating expenses........    6
Financial Highlights - a summary of financial
  data.......................................    7
THE FUNDS IN DETAIL
Investment Objectives and Policies...........   16
General Portfolio Policies...................   23
Additional Risk Factors......................   25
SHAREHOLDER'S MANUAL
Minimum Investments..........................   29
Types of Account Ownership...................   29
How to Open Your Janus Account...............   31
How to Purchase Shares.......................   31
How to Exchange Shares.......................   33
How to Redeem Shares.........................   34
Shareholder Services and Account Policies....   36
MANAGEMENT OF THE FUNDS
Investment Adviser and Investment
   Personnel.................................   39
Personal Investing...........................   41
Management Expenses..........................   41
Portfolio Transactions.......................   42
Other Service Providers......................   42
Other Information............................   42
DISTRIBUTIONS AND TAXES
Distributions................................   43
Taxes........................................   45
PERFORMANCE TERMS
An Explanation of Performance Terms..........   45
APPENDIX A
Glossary of Investment Terms.................   47


JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    1

                               FUNDS AT A GLANCE


This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 16.



All Janus funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500 ($500 minimum for Individual Retirement Accounts). For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 29.


GROWTH FUNDS
THE JANUS GROWTH FUNDS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.


DOMESTIC GROWTH FUNDS

JANUS FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

Fund Inception: February 1970

Fund Manager: James P. Craig, III
Assistant Fund Managers: David C. Decker
                     Blaine P. Rollins

JANUS ENTERPRISE FUND
Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

Fund Inception: September 1992

Fund Manager: James P. Goff

JANUS MERCURY FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.

Fund Inception: May 1993

Fund Manager: Warren B. Lammert

 2   JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

JANUS OLYMPUS FUND

Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size.


Fund Inception: December 1995

Fund Manager: Claire Young


JANUS SPECIAL SITUATIONS FUND

Fund Focus: A nondiversified fund that seeks capital appreciation by investing primarily in common stocks that its portfolio manager believes have been overlooked or undervalued by other investors.

Fund Inception: December 1996

Fund Manager: David C. Decker

JANUS TWENTY FUND
Fund Focus: A nondiversified fund that seeks long-term growth of capital by normally concentrating its investments in a core position of 20-30 common stocks.

Fund Inception: April 1985

Fund Manager: Scott W. Schoelzel


INTERNATIONAL/GLOBAL GROWTH FUNDS

JANUS WORLDWIDE FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

Fund Inception: May 1991

Fund Manager: Helen Young Hayes

Assistant Fund Manager: Laurence J. Chang


JANUS OVERSEAS FUND


Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign companies.



Fund Inception: May 1994



Fund Manager: Helen Young Hayes



Assistant Fund Manager: Laurence J. Chang


JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    3

COMBINATION FUNDS

THE JANUS COMBINATION FUNDS ARE DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH VARYING DEGREE OF EMPHASIS ON INCOME. THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.


JANUS BALANCED FUND
Fund Focus: A diversified fund that seeks long-term growth of capital, balanced by current income. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Fund Inception: September 1992

Fund Manager: Blaine P. Rollins

JANUS EQUITY INCOME FUND
Fund Focus: A diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.

Fund Inception: June 1996

Fund Manager: Blaine P. Rollins

JANUS GROWTH AND INCOME FUND
Fund Focus: A diversified fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its assets in securities that the portfolio manager believes have income potential, it emphasizes equity securities selected for their growth potential.

Fund Inception: May 1991

Fund Manager: David J. Corkins

 4   JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

                              EXPENSE INFORMATION


The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. Expenses may vary among the Funds for a number of reasons, including Fund size, differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments which entail greater transaction costs.


    SHAREHOLDER TRANSACTION EXPENSES
    (applicable to each Fund)

         Maximum sales load imposed on purchases          None
         Maximum sales load imposed on reinvested
           dividends                                      None
         Deferred sales charges on redemptions            None
         Redemption fee*                                  None
         Exchange fee                                     None

    * There is an $8 service fee for redemptions by wire.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    5

ANNUAL OPERATING EXPENSES(1)

(expressed as a percentage of average net assets)


----------------------------------------------------------------------------
                                   MANAGEMENT   OTHER         TOTAL FUND
                                      FEE      EXPENSES   OPERATING EXPENSES
----------------------------------------------------------------------------

Janus Fund                              0.65%     0.22%                0.87%
Janus Enterprise Fund                   0.72%     0.35%                1.07%
Janus Mercury Fund                      0.67%     0.31%                0.98%
Janus Olympus Fund                      0.71%     0.33%                1.04%
Janus Special Situations Fund           0.74%     0.43%(2)             1.17%
Janus Twenty Fund                       0.66%     0.27%                0.93%
Janus Worldwide Fund                    0.65%     0.31%                0.96%
Janus Overseas Fund                     0.66%     0.36%                1.02%
Janus Balanced Fund                     0.74%     0.36%                1.10%
Janus Equity Income Fund                0.75%     0.62%                1.37%
Janus Growth and Income Fund            0.67%     0.30%                0.97%


--------------------------------------------------------------------------------


(1) Management Fees reflect a reduced fee schedule effective July 1, 1997. The management fee for each Fund reflects the new rate applied to net assets as of October 31, 1997. Other expenses are based on expenses before expense offset arrangements for the fiscal year or period ended October 31, 1997.


(2) Based on expenses incurred during the initial fiscal period.


EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.


-------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------

Janus Fund                                 $ 9       $28       $48       $107
Janus Enterprise Fund                      $11       $34       $59       $131
Janus Mercury Fund                         $10       $31       $54       $120
Janus Olympus Fund                         $11       $33       $57       $127
Janus Special Situations Fund              $12       $37       $64       $142
Janus Twenty Fund                          $ 9       $30       $51       $114
Janus Worldwide Fund                       $10       $31       $53       $118
Janus Overseas Fund                        $10       $32       $56       $125
Janus Balanced Fund                        $11       $35       $61       $134
Janus Equity Income Fund                   $14       $43       $75       $165
Janus Growth and Income Fund               $10       $31       $54       $119


--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

 6   JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

                              FINANCIAL HIGHLIGHTS


Unless otherwise noted, the information below is for fiscal periods ending on October 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements beginning with the year ended October 31, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 15.



                                                                  JANUS FUND
                                                  1997      1996      1995      1994     1993
----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD          $26.65    $23.37    $19.62   $20.81   $18.86
----------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                           0.15      0.31      0.16     0.17     0.26
 3. Net gains or (losses) on securities (both
    realized and unrealized)                        5.69      4.23      3.99   (0.03)     2.88
----------------------------------------------------------------------------------------------
 4. Total from investment operations                5.84      4.54      4.15     0.14     3.14
----------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)        (0.21)    (0.13)    (0.01)   (0.39)   (0.29)
 6. Distributions (from capital gains)            (2.92)    (1.13)    (0.39)   (0.94)   (0.90)
----------------------------------------------------------------------------------------------
 7. Total distributions                           (3.13)    (1.26)    (0.40)   (1.33)   (1.19)
----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                $29.36    $26.65    $23.37   $19.62   $20.81
----------------------------------------------------------------------------------------------
 9. Total return                                  24.18%    20.31%    21.62%    0.75%   17.41%
----------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $19,029   $15,313   $11,963   $9,647   $9,098
11. Average net assets for the period (in
    millions)                                    $17,515   $13,753   $10,560   $9,339   $7,336
12. Ratio of gross expenses to average net
    assets                                         0.87%     0.86%     0.87%      N/A      N/A
13. Ratio of net expenses to average net assets    0.86%     0.85%     0.86%    0.91%    0.92%
14. Ratio of net investment income to average
    net assets                                     0.85%     0.91%     1.25%    1.12%    1.55%
15. Portfolio turnover rate                         132%      104%      118%     139%     127%
16. Average commission rate                       $.0500    $.0558       N/A      N/A      N/A
----------------------------------------------------------------------------------------------


JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    7

                                                                 JANUS FUND
                  (CONTINUED)                     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD         $18.27   $13.25   $16.36   $12.11   $12.39
-------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                         0.23     0.25     0.25     0.22      0.60
 3. Net gains or (losses) on securities (both
    realized and unrealized)                      1.46     5.09    (0.67)    4.59      1.05
-------------------------------------------------------------------------------------------
 4. Total from investment operations              1.69     5.34    (0.42)    4.81      1.65
-------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)       (0.19)   (0.31)   (0.19)   (0.56)   (0.32)
 6. Distributions (from capital gains)           (0.91)   (0.01)   (2.50)      --    (1.61)
-------------------------------------------------------------------------------------------
 7. Total distributions                          (1.10)   (0.32)   (2.69)   (0.56)   (1.93)
-------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD               $18.86   $18.27   $13.25   $16.36   $12.11
-------------------------------------------------------------------------------------------
 9. Total return                                 9.35%    40.95%   (3.68%)  41.67%   15.83%
-------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $4,989   $2,598   $1,049    $673      $391
11. Average net assets for the period (in
    millions)                                    $3,871   $1,785    $930     $487      $382
12. Ratio of gross expenses to average net
    assets                                         N/A      N/A      N/A      N/A       N/A
13. Ratio of net expenses to average net assets  0.97%    0.98%    1.02%    0.92%     0.98%
14. Ratio of net investment income to average
    net assets                                   1.54%    1.77%    2.11%    1.68%     4.99%
15. Portfolio turnover rate                       153%     132%     307%     205%      175%
16. Average commission rate                        N/A      N/A      N/A      N/A       N/A
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                                                          JANUS ENTERPRISE FUND
                                            1997     1996     1995     1994     1993    1992(1)
----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD   $31.19   $27.14   $24.43   $21.87   $17.09   $15.00
----------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)               --       --     0.52   (0.06)     0.04       --
 3. Net gains or (losses) on securities
    (both realized and unrealized)           0.95     5.85     3.09     3.18     4.76     2.09
----------------------------------------------------------------------------------------------
 4. Total from investment operations         0.95     5.85     3.61     3.12     4.80     2.09
----------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                    --       --   (0.52)   (0.02)   (0.02)       --
 6. Distributions (from capital gains)     (1.28)   (1.80)   (0.38)   (0.54)       --       --
----------------------------------------------------------------------------------------------
 7. Total distributions                    (1.28)   (1.80)   (0.90)   (0.56)   (0.02)       --
----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD         $30.86   $31.19   $27.14   $24.43   $21.87   $17.09
----------------------------------------------------------------------------------------------
 9. Total return*                           3.31%   22.43%   15.46%   14.56%   28.09%   13.93%
----------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                                $552     $732     $459     $370     $239       $8
11. Average net assets for the period (in
    millions)                                $614     $596     $408     $270     $188       $2
12. Ratio of gross expenses to average
    net assets**                            1.07%    1.14%    1.26%      N/A      N/A      N/A
13. Ratio of net expenses to average net
    assets**                                1.04%    1.12%    1.23%    1.25%    1.36%    2.50%
14. Ratio of net investment income/(loss)
    to average net assets**                (0.61%)  (0.78%)   0.02%   (0.32%)   0.14%   (0.81%)
15. Portfolio turnover rate**                111%      93%     194%     193%     201%      53%
16. Average commission rate                $.0360   $.0333      N/A      N/A      N/A      N/A
----------------------------------------------------------------------------------------------


(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 8   JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

                                                             JANUS MERCURY FUND
                                               1997       1996      1995      1994     1993(1)
---------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $18.20    $17.38    $14.12    $11.70    $10.00
---------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                      (0.01)      0.14      0.16      0.02    (0.01)
 3. Net gains or (losses) on securities
    (both realized and unrealized)               2.82      2.74      3.37      2.40      1.71
---------------------------------------------------------------------------------------------
 4. Total from investment operations             2.81      2.88      3.53      2.42      1.70
---------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)     (0.08)        --    (0.16)        --        --
 6. Distributions (from capital gains)         (2.28)    (2.06)    (0.11)        --        --
---------------------------------------------------------------------------------------------
 7. Total distributions                        (2.36)    (2.06)    (0.27)        --        --
---------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $18.65    $18.20    $17.38    $14.12    $11.70
---------------------------------------------------------------------------------------------
 9. Total return*                              17.07%    18.18%    25.53%    20.68%    17.00%
---------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)    $1,971    $2,002    $1,521      $596      $113
11. Average net assets for the period (in
    millions)                                  $2,046    $1,839    $1,116      $258       $67
12. Ratio of gross expenses to average net
    assets**                                    0.98%     1.02%     1.14%       N/A       N/A
13. Ratio of net expenses to average net
    assets**                                    0.96%     1.00%     1.12%     1.33%     1.75%
14. Ratio of net investment income/(loss) to
    average net assets**                        0.21%     0.45%     0.50%     0.25%   (0.40%)
15. Portfolio turnover rate**                    157%      177%      201%      283%      151%
16. Average commission rate                    $.0441    $.0383       N/A       N/A       N/A
---------------------------------------------------------------------------------------------


(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.



--------------------------------------------------------------------------------

                                                                JANUS OLYMPUS FUND
                                                                1997        1996(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                       $14.86       $12.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)                                 0.04         0.13
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                  3.64         2.73
------------------------------------------------------------------------------------
 4. Total from investment operations                             3.68         2.86
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                     (0.13)           --
 6. Distributions (from capital gains)                             --           --
------------------------------------------------------------------------------------
 7. Total distributions                                        (0.13)           --
------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                             $18.41       $14.86
------------------------------------------------------------------------------------
 9. Total return*                                              24.98%       23.83%
------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                      $616         $432
11. Average net assets for the period (in millions)              $517         $276
12. Ratio of gross expenses to average net assets**             1.06%        1.17%
13. Ratio of net expenses to average net assets**               1.03%        1.15%
14. Ratio of net investment income/(loss) to average net
    assets**                                                    0.26%        1.64%
15. Portfolio turnover rate**                                    244%         303%
16. Average commission rate                                    $.0496       $.0336
------------------------------------------------------------------------------------


(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    9

                                                           JANUS SPECIAL SITUATIONS FUND
                                                                      1997(1)
----------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
----------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                                 --
 3. Net gains or (losses) on securities (both realized
    and unrealized)                                                     4.08
----------------------------------------------------------------------------------------
 4. Total from investment operations                                    4.08
----------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                                --
 6. Distributions (from capital gains)                                    --
----------------------------------------------------------------------------------------
 7. Total distributions                                                   --
----------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                                    $14.08
----------------------------------------------------------------------------------------
 9. Total return*                                                     40.80%
----------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                             $334
11. Average net assets for the period (in millions)                     $168
12. Ratio of gross expenses to average net assets**                    1.20%
13. Ratio of net expenses to average net assets**                      1.18%
14. Ratio of net investment income to average net
    assets**                                                         (0.08%)
15. Portfolio turnover rate**                                           146%
16. Average commission rate                                           $.0417
----------------------------------------------------------------------------------------


(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
 * Total return is not annualized.

** Annualized.


--------------------------------------------------------------------------------


                                                              JANUS TWENTY FUND
                                              1997     1996     1995     1994     1993    1992(1)
-------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD     $31.90   $30.12   $24.24   $25.85   $22.75    $22.17
-------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                    (0.09)     0.37     0.01     0.16    0.17       0.09
 3. Net gains or (losses) on securities
    (both realized and unrealized)             8.85     6.68     5.94   (1.07)    3.31       0.49
-------------------------------------------------------------------------------------------------
 4. Total from investment operations           8.76     7.05     5.95   (0.91)    3.48       0.58
-------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)   (0.18)       --   (0.07)   (0.25)   (0.18)        --
 6. Distributions (from capital gains)       (5.32)   (5.27)       --   (0.45)   (0.20)        --
-------------------------------------------------------------------------------------------------
 7. Total distributions                      (5.50)   (5.27)   (0.07)   (0.70)   (0.38)        --
-------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD           $35.16   $31.90   $30.12   $24.24   $25.85    $22.75
-------------------------------------------------------------------------------------------------
 9. Total return*                            31.65%   27.59%   24.67%   (3.52%)  15.39%     2.62%
-------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)  $5,871   $3,937   $2,996   $2,743   $3,749    $2,434
11. Average net assets for the period (in
    millions)                                $4,990   $3,386   $2,716   $3,051   $3,546    $2,221
12. Ratio of gross expenses to average net
    assets**                                  0.93%    0.93%    1.00%      N/A     N/A        N/A
13. Ratio of net expenses to average net
    assets**                                  0.91%    0.92%    0.99%    1.02%   1.05%      1.12%
14. Ratio of net investment income to
    average net assets**                      0.33%    0.67%    0.62%    0.57%   0.87%      1.27%
15. Portfolio turnover rate**                  123%     137%     147%     102%     99%        79%
16. Average commission rate                  $.0567   $.0571      N/A      N/A     N/A        N/A
-------------------------------------------------------------------------------------------------


(1) Fiscal period from June 1, 1992 to October 31, 1992.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 10   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                                                                  JANUS TWENTY FUND
                   (CONTINUED)                     1992(1)   1991(1)   1990(1)   1989(1)   1988(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD            $18.88   $16.01    $13.05     $9.66     $13.69
--------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                             0.11     0.16      0.05      0.46       0.42
 3. Net gains or (losses) on securities (both
    realized and unrealized)                          3.62     2.90      3.35      3.73     (2.86)
--------------------------------------------------------------------------------------------------
 4. Total from investment operations                  3.73     3.06      3.40      4.19     (2.44)
--------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)          (0.02)   (0.19)    (0.02)    (0.80)     (0.41)
 6. Distributions (from capital gains)              (0.42)       --    (0.42)        --     (1.18)
--------------------------------------------------------------------------------------------------
 7. Total distributions                             (0.44)   (0.19)    (0.44)    (0.80)     (1.59)
--------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                  $22.17   $18.88    $16.01    $13.05      $9.66
--------------------------------------------------------------------------------------------------
 9. Total return*                                   19.60%   19.43%    26.36%    45.89%   (17.13%)
--------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)         $2,081     $556      $175       $20        $13
11. Average net assets for the period (in
    millions)                                       $1,188     $294       $64       $10        $16
12. Ratio of gross expenses to average net
    assets**                                           N/A      N/A       N/A       N/A        N/A
13. Ratio of net expenses to average net assets**    1.01%    1.07%     1.32%     1.88%      1.70%
14. Ratio of net investment income to average net
    assets**                                         1.08%    1.30%     1.28%     0.68%      3.35%
15. Portfolio turnover rate**                          83%     163%      228%      220%       317%
16. Average commission rate                            N/A      N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------------------------


(1) Fiscal year ended on May 31st of each year.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

--------------------------------------------------------------------------------


                                                           JANUS WORLDWIDE FUND
                                       1997      1996     1995     1994     1993     1992    1991(1)
----------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                             $34.60   $27.65   $27.00   $24.16   $18.95   $17.45    $15.00
----------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT
   OPERATIONS:
 2. Net investment income              (0.08)     0.49     0.81     0.15     0.14     0.16        --
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                          7.73     7.79     1.39     3.34     5.29     1.39      2.45
----------------------------------------------------------------------------------------------------
 4. Total from investment operations     7.65     8.28     2.20     3.49     5.43     1.55      2.45
----------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                            (0.15)   (0.26)   (0.54)   (0.27)   (0.22)       --        --
 6. Distributions (from capital
    gains)                             (2.05)   (1.07)   (1.01)   (0.38)       --   (0.05)        --
----------------------------------------------------------------------------------------------------
 7. Total distributions                (2.20)   (1.33)   (1.55)   (0.65)   (0.22)   (0.05)        --
----------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD     $40.05   $34.60   $27.65   $27.00   $24.16   $18.95    $17.45
----------------------------------------------------------------------------------------------------
 9. Total return*                      23.34%   31.00%    8.89%   14.76%   28.79%    9.20%    16.00%
----------------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                         $10,358   $4,467   $1,804   $1,587     $755     $161       $18
11. Average net assets for the
    period (in millions)               $7,784   $2,953   $1,622   $1,244     $379      $80        $7
12. Ratio of gross expenses to
    average net assets**                0.97%    1.02%    1.24%      N/A      N/A      N/A       N/A
13. Ratio of net expenses to average
    net assets**                        0.95%    1.01%    1.23%    1.12%    1.32%    1.73%     2.50%
14. Ratio of net investment income
    to average net assets**             0.65%    0.73%    0.99%    0.42%    0.92%    1.74%     0.02%
15. Portfolio turnover rate**             79%      80%     142%     158%     124%     147%       40%
16. Average commission rate            $.0561   $.0311      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------


(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    11

                                                                 JANUS OVERSEAS FUND
                                                          1997     1996     1995     1994(1)
-------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                 $14.81   $11.58   $10.36    $10.00
-------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)                           0.04     0.10     0.12    (0.02)
 3. Net gains or (losses) on securities (both realized
    and unrealized)                                        3.39     3.34     1.10      0.38
-------------------------------------------------------------------------------------------
 4. Total from investment operations                       3.43     3.44     1.22      0.36
-------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)               (0.04)   (0.11)       --        --
 6. Distributions (from capital gains)                   (0.26)   (0.10)       --        --
-------------------------------------------------------------------------------------------
 7. Total distributions                                  (0.30)   (0.21)       --        --
-------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                       $17.94   $14.81   $11.58    $10.36
-------------------------------------------------------------------------------------------
 9. Total return*                                        23.56%   30.19%   11.78%     3.60%
-------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)              $3,205     $773     $111       $64
11. Average net assets for the period (in millions)      $2,093     $335      $78       $37
12. Ratio of gross expenses to average net assets**       1.03%    1.26%    1.76%       N/A
13. Ratio of net expenses to average net assets**         1.01%    1.23%    1.73%     2.16%
14. Ratio of net investment income/(loss) to average
    net assets**                                          0.81%    0.73%    0.36%   (0.64%)
15. Portfolio turnover rate**                               72%      71%     188%      181%
16. Average commission rate                              $.0329   $.0234      N/A       N/A
-------------------------------------------------------------------------------------------



(1) Fiscal period from May 2, 1994 (inception) to October 31, 1994.


 * Total return is not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


--------------------------------------------------------------------------------


                                                              JANUS BALANCED FUND
                                               1997     1996     1995     1994     1993    1992(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD      $15.20   $13.72   $12.17   $12.23   $10.64    $10.00
--------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                       0.36     0.33     0.61     0.27     0.19        --
 3. Net gains or (losses) on securities
    (both realized and unrealized)              2.88     2.22     1.52   (0.09)     1.56      0.64
--------------------------------------------------------------------------------------------------
 4. Total from investment operations            3.24     2.55     2.13     0.18     1.75      0.64
--------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)    (0.36)   (0.26)   (0.58)   (0.24)   (0.16)        --
 6. Distributions (from capital gains)        (1.35)   (0.81)       --       --       --        --
--------------------------------------------------------------------------------------------------
 7. Total distributions                       (1.71)   (1.07)   (0.58)   (0.24)   (0.16)        --
--------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD            $16.73   $15.20   $13.72   $12.17   $12.23    $10.64
--------------------------------------------------------------------------------------------------
 9. Total return*                             23.38%   19.39%   18.26%    1.51%   16.54%     6.40%
--------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)     $360     $207     $125      $94      $73        $2
11. Average net assets for the period (in
    millions)                                   $283     $159     $107      $86      $44        $1
12. Ratio of gross expenses to average net
    assets**                                   1.12%    1.23%    1.35%      N/A      N/A       N/A
13. Ratio of net expenses to average net
    assets**                                   1.10%    1.21%    1.32%    1.42%    1.70%     2.50%
14. Ratio of net investment income to
    average net assets**                       2.63%    2.35%    2.52%    2.28%    2.15%   (0.12%)
15. Portfolio turnover rate**                   139%     151%     185%     167%     131%      130%
16. Average commission rate                   $.0468   $.0428      N/A      N/A      N/A       N/A
--------------------------------------------------------------------------------------------------


(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 12   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                                                              JANUS EQUITY INCOME FUND
                                                                1997           1996(1)
--------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                        $11.29          $10.00
--------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                         0.09            0.07
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                   3.11            1.25
--------------------------------------------------------------------------------------
 4. Total from investment operations                              3.20            1.32
--------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                      (0.12)          (0.03)
 6. Distributions (from capital gains)                          (0.39)              --
--------------------------------------------------------------------------------------
 7. Total distributions                                         (0.51)          (0.03)
--------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                              $13.98          $11.29
--------------------------------------------------------------------------------------
 9. Total return*                                               29.46%          13.20%
--------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                        $74             $30
11. Average net assets for the period (in millions)                $46             $21
12. Ratio of gross expenses to average net assets**              1.48%           1.79%
13. Ratio of net expenses to average net assets**                1.45%           1.71%
14. Ratio of net investment income to average net assets**       0.62%           3.09%
15. Portfolio turnover rate**                                     180%            325%
16. Average commission rate                                     $.0437          $.0350
--------------------------------------------------------------------------------------


(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    13

                                                          JANUS GROWTH AND INCOME FUND
                                          1997      1996     1995     1994     1993     1992    1991(1)
------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                $20.05   $18.13   $14.69   $15.24   $12.95   $12.13   $10.00
------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                   0.01     0.16     0.11     0.19     0.14     0.17     0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)          6.98     4.01     3.43   (0.31)     2.29     0.80     2.13
------------------------------------------------------------------------------------------------------
 4. Total from investment operations        6.99     4.17     3.54   (0.12)     2.43     0.97     2.15
------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                               (0.11)   (0.08)   (0.10)   (0.10)   (0.14)   (0.15)   (0.02)
 6. Distributions (from capital gains)    (1.86)   (2.17)       --   (0.33)       --       --       --
------------------------------------------------------------------------------------------------------
 7. Total distributions                   (1.97)   (2.25)   (0.10)   (0.43)   (0.14)   (0.15)   (0.02)
------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD        $25.07   $20.05   $18.13   $14.69   $15.24   $12.95   $12.13
------------------------------------------------------------------------------------------------------
 9. Total return*                         37.78%   25.56%   24.20%   (0.76%)  18.81%    7.98%   21.50%
------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                             $1,889   $1,033     $583     $490     $519     $244      $56
11. Average net assets for the period
    (in millions)                         $1,416     $773     $498     $500     $404     $157      $21
12. Ratio of gross expenses to average
    net assets**                           0.98%    1.05%    1.19%      N/A      N/A      N/A      N/A
13. Ratio of net expenses to average
    net assets**                           0.96%    1.03%    1.17%    1.22%    1.28%    1.52%    2.33%
14. Ratio of net investment income to
    average net assets**                   0.30%    0.70%    1.11%    1.26%    1.13%    1.61%    0.76%
15. Portfolio turnover rate**               127%     153%     195%     123%     138%     120%      14%
16. Average commission rate               $.0588   $.0520      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------


(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 14   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a share of a Fund over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Fund paid from net realized gains.


TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.



RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Funds were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.


RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Fund's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of a Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    15

                              THE FUNDS IN DETAIL

This section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of a Fund) and risk tolerance before investing in a Fund. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.

--------------------------------------------------------------------------------

GROWTH FUNDS

Investment Objective:...............................  Growth of Capital
Primary Holdings:...................................  Common Stocks
Shareholder's Investment Horizon:...................  Long-Term

--------------------------------------------------------------------------------


DOMESTIC GROWTH FUNDS

JANUS FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective by investing primarily in common stocks of issuers of any size. Janus Fund was first offered to the public in 1970 and has the largest asset base of the Funds. This Fund generally invests in larger, more established issuers.

JANUS ENTERPRISE FUND

The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.


 16   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

JANUS MERCURY FUND
The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

JANUS OLYMPUS FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.


JANUS SPECIAL SITUATIONS FUND

The investment objective of this Fund is capital appreciation. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of domestic and foreign issuers. The Fund seeks investments in issuers that its portfolio manager believes have been overlooked or undervalued by other investors in connection with a significant change or development affecting the issuer's business ("special situations"). The Fund places particular emphasis on issuers that have, or that the portfolio manager believes will have, higher free cash flows. Although the Fund emphasizes these types of companies, it may invest in other companies that the portfolio manager believes have the potential for significant capital appreciation.

JANUS TWENTY FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks.


INTERNATIONAL/GLOBAL GROWTH FUNDS

JANUS WORLDWIDE FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


JANUS OVERSEAS FUND


The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries,


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    17
excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.



GROWTH FUNDS - TYPES OF INVESTMENTS


The Growth Funds invest primarily in common stocks of foreign and domestic companies. However, the percentage of each Fund's assets invested in common stocks will vary and each Fund may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 23. Each Fund may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Funds may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Fund will invest 35% or more of its assets in high-yield/high-risk securities. Each of the Growth Funds may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 25-28 for a discussion of the risks associated with derivatives.



Although the International/Global Growth Funds are committed to foreign investing, all of the Growth Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. See "Additional Risk Factors" on pages 25-28 for a discussion of the risks associated with foreign investing.


Although Janus Special Situations Fund emphasizes investments in "special situations," each of the Growth Funds may invest in such issuers from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. Special situations are discussed in more detail in the questions below.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS GROWTH FUNDS.

Q:   HOW ARE COMMON STOCKS SELECTED?

A:   Each of the Growth Funds invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify

18   JANUS EQUITY FUNDS COMBINED PROSPECTUS                  FEBRUARY 17, 1998
individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the Growth Funds. Any income realized on the Growth Funds' investments will be incidental to their objectives.

Q:   ARE THE SAME CRITERIA USED
     TO SELECT FOREIGN SECURITIES?


A:   Generally, yes. Portfolio managers seek companies that meet their selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on pages 25-28.



Q:   WHAT IS A "SPECIAL SITUATION"?


A:   A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. As noted above, Janus Special Situations Fund emphasizes this type of investment.



Q:   WHAT IS THE MAIN RISK OF INVESTING
     IN A GROWTH FUND?



A:   Since the Growth Funds usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Fund holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on pages 25-28.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    19

Q:   WHAT IS MEANT BY
     "MARKET CAPITALIZATION"?

A:   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.

Q:   HOW DOES A DIVERSIFIED FUND
     DIFFER FROM A NONDIVERSIFIED FUND?


A:   Diversification is a means of reducing risk by investing a fund's assets in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified fund, it can be expected to fluctuate more than a comparable diversified fund. Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund, and Janus Twenty Fund are nondiversified funds. See "General Portfolio Policies" on page 23.


Q:   HOW DO THE GROWTH FUNDS
     TRY TO REDUCE RISK?


A:   Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value. A Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on pages 25-28. In addition, to the extent that a Fund holds a larger cash position, it might not participate in market declines to the same extent as if the Fund remained more fully invested in common stocks.


 20   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

--------------------------------------------------------------------------------

COMBINATION FUNDS

Investment Objective:........  Growth of Capital; Some Emphasis on Income
Primary Holdings:............  Common Stocks and Income-Producing Securities
Shareholder's Investment
  Horizon:...................  Long-Term

--------------------------------------------------------------------------------

JANUS BALANCED FUND
The investment objective of this Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

JANUS EQUITY INCOME FUND
The investment objective of this Fund is current income and long-term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of its invested assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. Growth potential is a significant investment consideration and the Fund may hold securities selected solely for their growth potential.

JANUS GROWTH AND INCOME FUND

The investment objective of this Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances (such as those described under "Cash Position" on page 23), this Fund may reduce the growth component of its portfolio to 25% of its assets.



COMBINATION FUNDS - TYPES OF INVESTMENTS


All of the Combination Funds may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. The Combination Funds may invest in the types of investments previously described under "Growth Funds - Types of Investments" on page 18. Although each of the Combination Funds places some emphasis on the income objective, investors should keep in mind that the Combination Funds are not designed to produce a consistent level of income.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    21

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS COMBINATION FUNDS.

Q:   HOW DO THE COMBINATION FUNDS
     DIFFER FROM EACH OTHER?

A:   Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its share price can be expected to fluctuate more than the other Combination Funds. Janus Equity Income Fund emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in debt securities and preferred stock. As a result it is the least volatile of the Combination Funds.

Q:   HOW DOES JANUS EQUITY INCOME
     FUND TRY TO LIMIT PORTFOLIO VOLATILITY?


A:   Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.


Q:   HOW ARE EQUITY SECURITIES SELECTED?


A:   The growth component of Janus Balanced Fund and Janus Growth and Income
Fund is expected to consist primarily of common stocks and Janus Equity Income Fund invests substantially all of its assets in common stocks. The selection criteria for common stocks are described on page 18. Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities for these Funds. The Combination Funds may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.


Q:   HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME
     COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

A:   Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio

 22   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


Q:   WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT
     OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


A:   The income component of Janus Balanced Fund and Janus Growth and Income
Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


CASH POSITION
When a Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). When a Fund is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds (except Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund) qualify as

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    23
diversified funds under the 1940 Act, and are subject to the following diversification requirements:


- As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund and 75% of the total assets of the other Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

- No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund reserve the right to become diversified funds by limiting the investments in which more than 5% of their total assets are invested.

INDUSTRY CONCENTRATION
As a fundamental policy, no Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

 24   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

BORROWING AND LENDING
Each Fund may borrow money and lend securities or other assets, as follows:

- Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country. The Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    25
  be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

 26   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.


No Fund will invest 35% or more of its assets in high-yield/high-risk securities. Janus Balanced Fund's percentage of securities holdings by rating category (based on a weighted monthly average) during the fiscal year ended October 31, 1997, is set out in the following chart. During such period, no other Fund held 5% or more of its assets in bonds rated below investment grade. Please refer to the SAI for a description of bond rating categories.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    27

BONDS - S&P RATING                                JANUS BALANCED FUND
---------------------------------------------------------------------
AAA                                                       18%
AA                                                         0%
A                                                          4%
BBB                                                        3%
BB                                                         1%
B                                                          6%
CCC                                                        0%
CC                                                         0%
C                                                          0%
Foreign Bond                                               1%
Preferred Stock                                           11%
Common Stock                                              52%
Cash and Options                                           4%
---------------------------------------------------------------------
TOTAL                                                    100%
---------------------------------------------------------------------


SHORT SALES
Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

 28   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                              SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.


    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education, or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE      1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus                              TDD                     1-800-525-0056
    Suite 101                          A telecommunications device for our
    3773 Cherry Creek North Drive      hearing- and speech-impaired
    Denver, CO 80209-3811              shareholders.
    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    29

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.


Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Funds reserve the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.


- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.



- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.


- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

 30   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(B)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations: Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on U.S. banks and made payable to Janus.

- If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

- If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    31

- The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

 32   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 35.


BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.


- You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.



- The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).


- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    33

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.


HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests on page 35.


BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check).

SYSTEMATIC REDEMPTION OPTION

The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions,

 34   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 31 and must include the following information:


- the name of the Fund(s)

- the account number(s)

- the amount of money or number of shares being redeemed

- the name(s) on the account

- the signature(s) of all registered account owners

- your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.


- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.


- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.


- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.


- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.


- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE
In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    35

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by a Fund (or its designated agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.


ACCOUNT MINIMUMS


Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 29 or to close such accounts. This policy will apply to accounts participating in the Automatic


 36   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    37

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. The Growth Funds distribute dividend information annually. The Combination Funds distribute dividend information quarterly.


Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.


 38   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                            MANAGEMENT OF THE FUNDS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
DAVID J. CORKINS is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. He is

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    39
also Executive Vice President and a co-manager of Janus Venture Fund, which he has managed since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.


DAVID C. DECKER is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception, and an assistant portfolio manager of Janus Fund. He joined Janus in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special Situations Fund. He obtained his Master of Business Administration in finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.



JAMES P. GOFF is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


WARREN B. LAMMERT is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception. He previously managed Janus Balanced Fund from its inception to December 1993 and co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst.



BLAINE P. ROLLINS is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He is an assistant portfolio manager of Janus Fund. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.



SCOTT W. SCHOELZEL is Executive Vice President and portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991-1993, Mr. Schoelzel was a portfolio manager at Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.


 40   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

CLAIRE YOUNG is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms. Young joined Janus Capital in 1992 as a research analyst. She holds a Bachelor of Science in Electrical Engineering from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGER
LAURENCE J. CHANG is assistant portfolio manager of Janus Overseas Fund and Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.


MANAGEMENT EXPENSES

Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Growth Funds and Combination Funds is subject to the following management fee schedule (expressed as an annual rate):

  AVERAGE DAILY NET     ANNUAL RATE
    ASSETS OF FUND     PERCENTAGE (%)

--------------------------------------------------------------------------------

  First $300 Million        0.75
  Next $200 Million         0.70
  Over $500 Million         0.65

--------------------------------------------------------------------------------


Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. This fee schedule was effective July 1, 1997.



During the most recent fiscal year, the Funds paid the following management fees, expressed as a percentage of average net assets: Janus Fund 0.65%; Janus Enterprise Fund 0.72%; Janus Mercury Fund 0.67%; Janus Olympus Fund 0.73%; Janus Special Situations Fund 0.77%; Janus Twenty Fund 0.66%; Janus Worldwide Fund 0.66%; Janus Overseas Fund 0.67%; Janus Balanced Fund 0.76%; Janus Equity Income Fund 0.86%; and Janus Growth and Income Fund 0.68%.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    41

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Janus fund as a factor in the selection of broker-dealers to execute transactions. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.


OTHER SERVICE PROVIDERS
The following parties provide the Funds with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. This Prospectus describes eleven series of the Trust; the other series are offered by separate prospectuses.

 42   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET CAPITAL GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    43

DISTRIBUTION SCHEDULE

                                   DIVIDENDS                      CAPITAL GAINS
Growth Funds           Declared and paid in December      Declared and paid in December
------------------------------------------------------------------------------------
Combination            Declared and paid in March, June,  Declared and paid in December
  Funds                September and December

HOW DISTRIBUTIONS AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 31 or calling 1-800-525-3713. The Funds offer the following options:


1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

 44   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUNDS

Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds which will reduce their investment income.


The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth and Combination Funds generally measure performance in terms of total return.


CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 7 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.


JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    45

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.


THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


 46   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk,

JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    47
which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.


PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

 48   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future -- i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.
JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    49

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

 50   JANUS EQUITY FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                               JANUS EQUITY FUNDS
                                   PROSPECTUS

                                   Janus Fund
                              Janus Enterprise Fund
                               Janus Mercury Fund
                               Janus Olympus Fund
                          Janus Special Situations Fund
                                Janus Twenty Fund
                              Janus Worldwide Fund
                               Janus Overseas Fund
                               Janus Balanced Fund
                            Janus Equity Income Fund
                          Janus Growth and Income Fund

                                  [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                  Janus Distributors, Inc. Member NASD. (2/98)

                             JANUS INVESTMENT FUND

                               JANUS INCOME FUNDS

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998


This prospectus describes four mutual funds that invest primarily in income-producing securities (the "Fixed-Income Funds") and three money market funds that seek current income consistent with stability of capital (the "Money Market Funds"). This prospectus offers only the Investor Shares of the Money Market Funds, a separate class of shares (collectively, the "Shares"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.



JANUS FLEXIBLE INCOME FUND AND JANUS HIGH-YIELD FUND MAY INVEST ALL OF THEIR ASSETS IN HIGH-YIELD CORPORATE DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." SEE "ADDITIONAL RISK FACTORS" ON PAGE 19 FOR THE RISKS ASSOCIATED WITH INVESTING IN THESE SECURITIES.


AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE FUNDS' SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS INCOME FUNDS COMBINED PROSPECTUS                         FEBRUARY 17, 1998

                                    CONTENTS


FUNDS AT A GLANCE
Brief description of the Funds...............    2
EXPENSE INFORMATION
Each Fund's annual operating expenses........    5
Financial Highlights - a summary of financial
  data.......................................    6
THE FIXED-INCOME FUNDS IN DETAIL
Investment Objectives and Policies...........   12
General Portfolio Policies...................   17
Additional Risk Factors......................   19
THE MONEY MARKET FUNDS IN DETAIL
Investment Objectives, Policies and
   Techniques................................   22
SHAREHOLDER'S MANUAL
Minimum Investments..........................   30
Types of Account Ownership...................   30
How to Open Your Janus Account...............   32
How to Purchase Shares.......................   32
How to Exchange Shares.......................   34
How to Redeem Shares.........................   35
Shareholder Services and Account Policies....   38
MANAGEMENT OF THE FUNDS
Investment Adviser, Administrator and
   Investment Personnel......................   41
Personal Investing...........................   43
Management Expenses..........................   43
Portfolio Transactions.......................   44
Other Service Providers......................   44
Other Information............................   44
DISTRIBUTIONS AND TAXES
Distributions................................   46
Taxes........................................   48
PERFORMANCE TERMS
An Explanation of Performance Terms..........   49
APPENDIX A
Glossary of Investment Terms.................   50
APPENDIX B
Explanation of Rating Categories.............   55


JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    1

                               FUNDS AT A GLANCE


This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 12.



All Janus funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500 ($500 minimum for Individual Retirement Accounts). For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 30.


FIXED-INCOME FUNDS
THE JANUS FIXED-INCOME FUNDS ARE DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

JANUS FLEXIBLE INCOME FUND
Fund Focus: A diversified fund that seeks to maximize total return from a combination of income and capital appreciation by investing in income-producing securities.

Fund Inception: July 1987


Fund Manager: Ronald V. Speaker


JANUS HIGH-YIELD FUND
Fund Focus: A diversified fund that seeks high current income as its primary objective. Capital appreciation is a secondary objective when consistent with the primary objective. The Fund seeks to achieve these objectives by investing primarily in high-yield/high-risk fixed-income securities.

Fund Inception: December 1995


Fund Manager: Sandy R. Rufenacht


JANUS FEDERAL TAX-EXEMPT FUND
Fund Focus: A diversified fund that seeks a high level of current income exempt from federal income tax by normally investing at least 80% of its assets in municipal obligations whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

Fund Inception: May 1993

Fund Manager: Darrell W. Watters

 2   JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

JANUS SHORT-TERM BOND FUND
Fund Focus: A diversified fund that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted effective maturity is normally less than three years.

Fund Inception: September 1992

Fund Manager: Sandy R. Rufenacht

MONEY MARKET FUNDS

JANUS MONEY MARKET FUND
Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in high quality debt obligations and obligations of financial institutions.

Fund Inception: February 1995

Fund Manager: Sharon S. Pichler

JANUS GOVERNMENT MONEY MARKET FUND
Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or its agencies and instrumentalities and repurchase agreements secured by such obligations.

Fund Inception: February 1995

Fund Manager: Sharon S. Pichler

JANUS TAX-EXEMPT MONEY MARKET FUND
Fund Focus: A money market mutual fund that seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

Fund Inception: February 1995

Fund Manager: Sharon S. Pichler

JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    3

                              EXPENSE INFORMATION


The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. Expenses may vary among the Funds for a number of reasons, including Fund size, differences in management fees, average shareholder account size, and the extent of foreign investments which entail greater transaction costs.


    SHAREHOLDER TRANSACTION EXPENSES
    (applicable to each Fund)

         Maximum sales load imposed on purchases          None
         Maximum sales load imposed on reinvested
           dividends                                      None
         Deferred sales charges on redemptions            None
         Redemption fee*                                  None
         Exchange fee                                     None

    * There is an $8 service fee for redemptions by wire.

 4   JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

ANNUAL OPERATING EXPENSES(1)

(expressed as a percentage of average net assets)


-----------------------------------------------------------------------------
                                      MANAGEMENT    OTHER     TOTAL OPERATING
                                         FEE       EXPENSES      EXPENSES
-----------------------------------------------------------------------------
Janus Flexible Income Fund              0.60%       0.27%          0.87%
Janus High-Yield Fund(1)                0.74%       0.29%          1.03%
Janus Federal Tax-Exempt Fund(1)        0.16%       0.50%          0.66%
Janus Short-Term Bond Fund(1)           0.12%       0.55%          0.67%
Janus Money Market Fund - Investor
  Shares(1)                             0.10%       0.50%          0.60%
Janus Government Money Market
  Fund - Investor Shares(1)             0.10%       0.50%          0.60%
Janus Tax-Exempt Money Market
  Fund - Investor Shares(1)             0.10%       0.50%          0.60%


--------------------------------------------------------------------------------


(1) Annual Operating Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997. When applicable, all expenses are stated net of waivers by Janus Capital. Waivers for the Fixed-Income Funds are first applied against the management fee and then against other expenses. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.75%, 0.29% and 1.04%, respectively, for Janus High-Yield Fund; 0.61%, 0.50% and 1.11%, respectively, for Janus Federal Tax-Exempt Fund; 0.65%, 0.55% and 1.20%, respectively, for Janus Short-Term Bond Fund; and 0.20%, 0.50% and 0.70%, respectively, for each of the Money Market Funds - Investor Shares. Janus Capital may modify or terminate the waivers at any time upon at least 90 days' notice to the Trustees.


EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

----------------------------------------------------------------------------------
                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
Janus Flexible Income Fund                    $ 9       $28       $48       $107
Janus High-Yield Fund                         $10       $33       $57       $126
Janus Federal Tax-Exempt Fund                 $ 7       $21       $37       $ 82
Janus Short-Term Bond Fund                    $ 7       $21       $37       $ 83
Janus Money Market Fund - Investor Shares     $ 6       $19       $33       $ 75
Janus Government Money Market
  Fund - Investor Shares                      $ 6       $19       $33       $ 75
Janus Tax-Exempt Money Market
  Fund - Investor Shares                      $ 6       $19       $33       $ 75

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    5

                              FINANCIAL HIGHLIGHTS


Unless otherwise noted, the information below is for fiscal periods ending on October 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements beginning with the year ended October 31, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 11.



                                                          JANUS FLEXIBLE INCOME FUND
                                                1997     1996    1995    1994    1993    1992(1)
------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD        $9.65    $9.55   $8.96   $10.03  $9.26     $9.09
------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                        0.69     0.73    0.72   0.74     0.77      0.68
 3. Net gains or (losses) on securities (both
    realized and unrealized)                     0.37     0.10    0.59   (0.86)   0.79      0.15
------------------------------------------------------------------------------------------------
 4. Total from investment operations             1.06     0.83    1.31   (0.12)   1.56      0.83
------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)     (0.69)   (0.73)   (0.72)  (0.72)  (0.77)   (0.66)
 6. Distributions (from capital gains)         (0.02)       --      --   (0.23)  (0.02)       --
------------------------------------------------------------------------------------------------
 7. Total distributions                        (0.71)   (0.73)   (0.72)  (0.95)  (0.79)   (0.66)
------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $10.00    $9.65   $9.55   $8.96   $10.03    $9.26
------------------------------------------------------------------------------------------------
 9. Total return*                              11.48%    9.01%   15.35%  (1.26%) 17.48%    9.43%
------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $727     $604    $580   $377     $473      $205
11. Average net assets for the period (in
    millions)                                    $656     $604    $450   $429     $338      $144
12. Ratio of gross expenses to average net
    assets**                                    0.87%    0.88%   0.96%    N/A      N/A       N/A
13. Ratio of net expenses to average net
    assets**                                    0.86%    0.87%   0.96%   0.93%   1.00%(2)  1.00%(2)
14. Ratio of net investment income to average
    net assets**                                7.10%    7.60%   7.91%   7.75%   7.96%     8.98%
15. Portfolio turnover rate**                    207%     214%    250%   137%     201%      210%
------------------------------------------------------------------------------------------------


(1) Fiscal period from January 1, 1992 to October 31, 1992.

(2) The ratio of net expenses to average net assets was 1.01% in 1993 and 1.21% in 1992 before waiver of certain Fund expenses.

 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 6   JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

                                                             JANUS FLEXIBLE INCOME FUND
                     (CONTINUED)                        1991(1)   1990(1)   1989(1)   1988(1)
------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                 $8.01     $9.35     $9.99      $9.92
------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                 0.68      0.95      0.97       0.92
 3. Net gains or (losses) on securities (both realized
    and unrealized)                                       1.29    (1.38)    (0.56)       0.09
------------------------------------------------------------------------------------------------
 4. Total from investment operations                      1.97    (0.43)      0.41       1.01
------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)              (0.72)    (0.91)    (0.97)     (0.92)
 6. Distributions (from capital gains)                  (0.17)        --    (0.08)     (0.02)
------------------------------------------------------------------------------------------------
 7. Total distributions                                 (0.89)    (0.91)    (1.05)     (0.94)
------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                       $9.09     $8.01     $9.35      $9.99
------------------------------------------------------------------------------------------------
 9. Total return*                                       25.98%    (4.62%)    4.12%     10.70%
------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                $72       $14       $18        $10
11. Average net assets for the period (in millions)        $33       $15       $15         $7
12. Ratio of gross expenses to average net assets**        N/A       N/A       N/A        N/A
13. Ratio of net expenses to average net assets**        1.00%(2)  1.00%(2)  1.00%(2)   1.00%(2)
14. Ratio of net investment income to average net
    assets**                                             9.38%    11.24%    10.00%      9.32%
15. Portfolio turnover rate**                              88%       96%       75%        76%
------------------------------------------------------------------------------------------------


(1) Fiscal year ended on December 31st of each year.

(2) The ratio of net expenses to average net assets was 1.74% in 1991 before waiver of certain Fund expenses. The ratio was 2% in prior years.

 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

--------------------------------------------------------------------------------


                                                              JANUS HIGH-YIELD FUND
                                                               1997        1996(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                      $11.12       $10.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                       0.97         0.80
 3. Net gains or (losses) on securities (both realized and
  unrealized)                                                   0.82         1.12
------------------------------------------------------------------------------------
 4. Total from investment operations                            1.79         1.92
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                    (0.97)       (0.80)
 6. Distributions (from capital gains)                        (0.11)           --
------------------------------------------------------------------------------------
 7. Total distributions                                       (1.08)       (0.80)
------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                            $11.83       $11.12
------------------------------------------------------------------------------------
 9. Total return*                                             16.94%       19.71%
------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                     $301         $211
11. Average net assets for the period (in millions)             $266          $88
12. Ratio of gross expenses to average net assets**            1.03%(2)     1.01%(2)
13. Ratio of net expenses to average net assets**              1.00%        1.00%
14. Ratio of net investment income to average net assets**     8.45%        9.00%
15. Portfolio turnover rate**                                   404%         324%
------------------------------------------------------------------------------------


(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.

(2) The ratio was 1.04% in 1997 and 1.18% in 1996 before waiver of certain Fund expenses.

 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    7

                                                                       JANUS
                                                              FEDERAL TAX-EXEMPT FUND
                                                      1997     1996    1995    1994    1993(1)
-------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD              $6.92    $6.88   $6.45   $7.30     $7.00
-------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                              0.35     0.36    0.36   0.36       0.14
 3. Net gains or (losses) on securities (both
    realized and unrealized)                           0.17     0.04    0.43   (0.83)     0.30
-------------------------------------------------------------------------------------------------
 4. Total from investment operations                   0.52     0.40    0.79   (0.47)     0.44
-------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)            (0.35)  (0.36)   (0.36)  (0.36)   (0.14)
 6. Distributions (from capital gains)                   --       --      --   (0.02)       --
-------------------------------------------------------------------------------------------------
 7. Total distributions                               (0.35)  (0.36)   (0.36)  (0.38)   (0.14)
-------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                    $7.09    $6.92   $6.88   $6.45     $7.30
-------------------------------------------------------------------------------------------------
 9. Total return*                                     7.72%    5.94%   12.60%  (6.62%)   6.33%
-------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)             $62      $45     $33    $26        $27
11. Average net assets for the period (in millions)     $54      $36     $29    $28        $16
12. Ratio of gross expenses to average net assets**   0.66%(2) 0.68%(2)0.70%(2) N/A        N/A
13. Ratio of net expenses to average net assets**     0.65%    0.65%   0.65%   0.65%(2)  0.75%(2)
14. Ratio of net investment income to average net
    assets**                                          5.00%    5.18%   5.43%   5.20%     4.58%
15. Portfolio turnover rate**                          304%     225%    164%   160%       124%
-------------------------------------------------------------------------------------------------


(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993.

(2) The ratio was 1.11% in 1997, 1.14% in 1996, 1.31% in 1995, 1.41% in 1994 and
    1.60% in 1993 before waiver of certain Fund expenses.


 * Total return is not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


 8   JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998

                                                                     JANUS
                                                             SHORT-TERM BOND FUND
                                                1997    1996    1995    1994    1993    1992(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD        $2.86   $2.84   $2.87   $3.02   $2.98     $3.00
--------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                        0.17    0.16    0.18    0.18    0.14      0.01
 3. Net gains or (losses) on securities (both
    realized and unrealized)                     0.04    0.02   (0.03)  (0.15)   0.04    (0.02)
--------------------------------------------------------------------------------------------------
 4. Total from investment operations             0.21    0.18    0.15    0.03    0.18    (0.01)
--------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)      (0.17)  (0.16)  (0.18)  (0.17)  (0.14)   (0.01)
 6. Distributions (from capital gains)             --      --      --   (0.01)     --        --
--------------------------------------------------------------------------------------------------
 7. Total distributions                         (0.17)  (0.16)  (0.18)  (0.18)  (0.14)   (0.01)
--------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD              $2.90   $2.86   $2.84   $2.87   $3.02     $2.98
--------------------------------------------------------------------------------------------------
 9. Total return*                               7.70%   6.49%   5.55%   1.26%   6.17%   (0.19%)
--------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)       $58     $41     $48     $54     $76        $3
11. Average net assets for the period (in
    millions)                                     $48     $42     $47     $60     $37        $1
12. Ratio of gross expenses to average net
    assets**                                    0.67%(2)0.67%(2)0.66%(2)  N/A     N/A       N/A
13. Ratio of net expenses to average net
    assets**                                    0.65%   0.65%   0.65%   0.65%(2)0.83%(2)  1.00%(2)
14. Ratio of net investment income to average
    net assets**                                6.03%   5.57%   6.67%   6.08%   4.86%     3.22%
15. Portfolio turnover rate**                    133%    486%    337%    346%    372%        7%
--------------------------------------------------------------------------------------------------


(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.

(2) The ratio was 1.20% in 1997, 1.23% in 1996, 1.23% in 1995, 1.15% in 1994,
    1.40% in 1993 and 2.50% in 1992 before waiver of certain Fund expenses.


 * Total return is not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


JANUS INCOME FUNDS COMBINED PROSPECTUS                    FEBRUARY 17, 1998    9

                                                                                  JANUS
                                                       JANUS                GOVERNMENT MONEY
                                                 MONEY MARKET FUND             MARKET FUND
              INVESTOR SHARES                  1997    1996    1995(1)   1997    1996    1995(1)
---------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $1.00   $1.00    $1.00    $1.00   $1.00     $1.00
---------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                        .05     .05      .04      .05     .05       .04
 3. Net gains or (losses) on securities
    (both realized and unrealized)                --      --       --       --      --        --
---------------------------------------------------------------------------------------------------
 4. Total from investment operations             .05     .05      .04      .05     .05       .04
---------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)     (.05)   (.05)    (.04)    (.05)   (.05)     (.04)
 6. Distributions (from capital gains)            --      --       --       --      --        --
---------------------------------------------------------------------------------------------------
 7. Total distributions                        (.05)   (.05)    (.04)    (.05)   (.05)     (.04)
---------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $1.00   $1.00    $1.00    $1.00   $1.00     $1.00
---------------------------------------------------------------------------------------------------
 9. Total return*                              5.23%   5.13%    3.95%    5.11%   5.03%     3.90%
---------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)   $1,033    $774     $643     $132    $117      $119
11. Average net assets for the period (in
    millions)                                   $883    $676     $461     $123    $112       $87
12. Ratio of expenses to average net
    assets**                                   0.60%(2)0.60%(2) 0.60%(2) 0.60%(2)0.60%(2)  0.60%(2)
13. Ratio of net investment income to
    average net assets**                       5.09%   5.01%    5.56%    5.42%   4.91%     5.40%
---------------------------------------------------------------------------------------------------


(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before voluntary reduction of fees.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


--------------------------------------------------------------------------------


                                                                       JANUS
                                                                 TAX-EXEMPT MONEY
                                                                    MARKET FUND
                      INVESTOR SHARES                         1997    1996    1995(1)
----------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00   $1.00     $1.00
----------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                       .03    .03        .02
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                  --     --         --
----------------------------------------------------------------------------------------
 4. Total from investment operations                            .03    .03        .02
----------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                    (.03)   (.03)     (.02)
 6. Distributions (from capital gains)                           --     --         --
----------------------------------------------------------------------------------------
 7. Total distributions                                       (.03)   (.03)     (.02)
----------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                            $1.00   $1.00     $1.00
----------------------------------------------------------------------------------------
 9. Total return*                                             3.20%   3.27%     2.40%
----------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                     $81    $75        $67
11. Average net assets for the period (in millions)             $76    $69        $57
12. Ratio of expenses to average net assets**                 0.60%(2)0.60%(2)  0.60%(2)
13. Ratio of net investment income to average net assets**    3.14%   3.22%     3.38%
----------------------------------------------------------------------------------------


(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before voluntary reduction of fees.
 *  Total return is not annualized for periods of less than one full year.

**  Annualized for periods of less than one full year.


 10   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a share of a Fund over the fiscal period, but not its total return. The Money Market Funds' NAV is expected to be $1.00.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Fund paid from net realized gains.


TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.



RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Funds were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.


RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Fund's net investment income divided by its average net assets for the stated period.


PORTFOLIO TURNOVER RATE is a measure of the amount of a fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. The Money Market Funds do not calculate portfolio turnover.


JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    11

                                THE FIXED-INCOME
                                FUNDS IN DETAIL

This section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of a Fund) and risk tolerance before investing in a Fund. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its investment objective.


You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.


--------------------------------------------------------------------------------

FIXED-INCOME FUNDS
Investment Objective:
  Janus Flexible Income Fund........................................Total Return
  Others..................................................................Income
Primary Holdings:....................................Income-Producing Securities
Shareholder's Investment Horizon:
  Janus Short-Term Bond Fund.........................Short- to Intermediate-Term
  Others..............................................Intermediate- to Long-Term

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND
The investment objective of this Fund is to obtain maximum total return, consistent with preservation of capital. This Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Fund will invest at least 80% of its assets in income-producing securities.

Janus Flexible Income Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or

 12   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.


Janus Flexible Income Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Fund may invest without limit in mortgage- and asset-backed securities and in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 19-22.


The Fund may purchase defaulted debt securities if, in the opinion of Janus Capital, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Fund's limit on illiquid investments.

JANUS HIGH-YIELD FUND
The primary investment objective of this Fund is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by this Fund or from a general lowering of interest rates, or both. This Fund pursues its objectives by investing primarily in high-yield/high-risk fixed-income securities. This Fund will normally invest at least 65% of its total assets in those securities. In addition, the Fund may invest in all of the types of securities previously described under Janus Flexible Income Fund.


The high yields sought by this Fund are expected to result primarily from investments in longer-term, lower quality corporate bonds, commonly referred to as "junk" bonds. This Fund considers lower quality securities to be securities rated below investment grade by established rating agencies or unrated securities of comparable quality. Securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are below investment grade. Lower quality securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in interest rates, economic conditions and the issuer's credit-worthiness. As a result, their market prices tend to fluctuate more than higher quality securities of comparable maturity. Additional risks of lower quality securities are described under "Additional Risk Factors" on pages 19-22.


JANUS FEDERAL TAX-EXEMPT FUND
The investment objective of this Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. Because of this emphasis, capital appreciation is not a significant investment consideration. However, to the extent that capital gains are realized, they are subject to federal income tax. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    13
tax. The Fund is designed for investors who seek a higher after-tax yield than comparable investing in taxable securities.

Municipal securities in which the Fund may invest include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, certificates of participation (not to exceed 10% of assets), inverse floaters (not to exceed 5% of assets), instruments with demand features, tender option bonds and standby commitments.

At times, this Fund may invest more than 25% of its assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may invest more than 25% of its assets in industrial development bonds.

Subject to the policies above, the Fund may invest up to 25% of its assets in mortgage-and asset-backed securities and up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. The Fund will invest less than 35% of its net assets in high-yield/high-risk securities.

JANUS SHORT-TERM BOND FUND
The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio effective maturity will not exceed three years.

Effective maturity is the weighted average period over which a security's principal is expected to be paid. It differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range. See the question and answer section below for a more detailed discussion of the Fund's maturity policy.

Janus Short-Term Bond Fund will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Fund may invest in the types of securities previously described under Janus Flexible Income Fund except that the Fund will invest less than 35% of its net assets in high-yield/high-risk securities, its investments in mortgage- and asset-backed securities will not exceed 25% of assets and its investments in zero coupon, pay-in-kind and step coupon securities will not exceed 10% of assets.


TYPES OF INVESTMENTS


In addition to the investment policies described above, each Fixed-Income Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. In addition, each Fund may use futures, options, swaps and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See


 14   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

"Additional Risk Factors" on pages 19-22. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Fund may increase and the Fund may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 17.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS FIXED-INCOME FUNDS.

Q:   HOW DO INTEREST RATES AFFECT THE
     VALUE OF MY INVESTMENT?

A:   A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.


Q:   WHAT IS MEANT BY A FUND'S
     "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


A:   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. Some types of bonds, such as mortgage-backed securities, which are subject to prepayment risk, and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


Q:   WHAT IS MEANT BY A FUND'S "DURATION"?

A:   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    15

Q:   HOW DO THE FIXED-INCOME FUNDS
     MANAGE INTEREST RATE RISK?


A:   Each Fixed-Income Fund may vary the average-weighted effective maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on pages 19-22.


Q:   WHAT IS MEANT BY "CREDIT QUALITY"?


A:   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


Q:   HOW IS CREDIT QUALITY MEASURED?

A:   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

Q:   WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

A:   A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Q:   WHAT RISKS DO HIGH-YIELD/HIGH-RISK
     SECURITIES PRESENT?

A:   High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

 16   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

The junk bond market can experience sudden and sharp price swings. Because Janus Flexible Income Fund and Janus High-Yield Fund may invest a significant portion of their portfolios in high-yield/high-risk securities, investors in such Funds should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

Q:   WHAT ARE THE TAX ADVANTAGES OF INVESTING IN
     JANUS FEDERAL TAX-EXEMPT FUND?


A:   Most regular income dividends you receive from Janus Federal Tax-Exempt
Fund will not be subject to federal income tax. Additionally, your state may not tax the portion of this Fund's income derived from obligations issued by your state (if any). Capital gains distributed by this Fund are taxable to you. See "Distributions and Taxes" on pages 46-48. The higher your income tax level is, the more you will benefit from tax-exempt investing.


Q:   HOW DO THE FIXED-INCOME FUNDS
     DIFFER FROM EACH OTHER?

A:   The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest.

                                    PRIMARY                       INTEREST RATE
                                INVESTMENT TYPE     CREDIT RISK       RISK
-------------------------------------------------------------------------------
Janus Flexible Income Fund    Corporate Bonds        High          High
Janus High-Yield Fund         Corporate Bonds        Highest       Moderate
Janus Federal Tax-Exempt Fund Municipal Securities   Moderate      High
Janus Short-Term Bond Fund    Corporate Bonds        Moderate      Low

GENERAL PORTFOLIO POLICIES
Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Fixed-Income Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Fixed-Income Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    17
agreements or other short-term debt obligations. The Fixed-Income Funds may also invest in money market funds (including funds managed by Janus Capital). Janus Federal Tax-Exempt Fund may invest in such securities even though they may be federally taxable. When a Fixed-Income Fund is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION

The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Fixed-Income Funds qualify as diversified funds under the 1940 Act, and are subject to the following diversification requirements:


- As a fundamental policy, no Fixed-Income Fund may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of the total assets of each Fixed-Income Fund, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

- No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INDUSTRY CONCENTRATION

As a fundamental policy, no Fixed-Income Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities and, for Janus Federal Tax-Exempt Fund, certain municipal obligations).


PORTFOLIO TURNOVER
Each Fixed-Income Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fixed-Income Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fixed-Income Fund may purchase securities in anticipation of relatively short-term price gains. A Fixed-Income Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Fixed-Income Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Fund's net assets after the time of

 18   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Fixed-Income Fund may borrow money and lend securities or other assets, as follows:

- Each Fixed-Income Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Fixed-Income Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Fixed-Income Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Fixed-Income Funds may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's and Moody's). Please refer to Appendix B for a description of rating categories.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Fixed-Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    19
laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Fixed-Income Funds must recognize a computed amount of interest income and pay dividends to shareholders even though they have received no cash. In some instances, the Fixed-Income Funds may have to sell securities to have sufficient cash to pay the dividends.

FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Fixed-Income Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fixed-Income Fund's assets from that country. The Fixed-Income Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not

 20   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
  be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Fixed-Income Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fixed-Income Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fixed-Income Funds may also use derivative instruments for non-hedging purposes such as seeking to increase income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fixed-Income Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fixed-Income Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fixed-Income Fund worse off than if it had not entered into the position.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    21

Although the Fixed-Income Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fixed-Income Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

SHORT SALES
Each Fixed-Income Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Fixed-Income Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

                             THE MONEY MARKET FUNDS
                                   IN DETAIL

INVESTMENT OBJECTIVES
The investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

 22   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

COMMON INVESTMENT POLICIES
The Money Market Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital, pursuant to procedures adopted by the Trustees. Each Money Market Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Money Market Fund will not invest more than 5% of its total assets in the securities of any one issuer. Up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7. A Money Market Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Money Market Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Money Market Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Money Market Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's, Moody's, and certain other NRSROs are contained in Appendix B. A further description of the Money Market Funds' investment policies is included in the Money Market Funds' SAI.

Although each Money Market Fund only invests in high quality money market instruments, an investment in a Money Market Fund is subject to risk even if all securities in a Money Market Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND
Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    23

U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.

DEBT OBLIGATIONS
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates' current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality

 24   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND
Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND
Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (See "Taxable Investments").

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    25

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the Money Market Funds' SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists, that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks

 26   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below.


COMMON INVESTMENT TECHNIQUES
PARTICIPATION INTERESTS
The Money Market Funds may invest in participation interests in any type of security in which the Money Market Funds may invest. A participation interest gives a Money Market Fund an undivided interest in the underlying securities in the proportion that the Money Market Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES
The Money Market Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    27

VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Money Market Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Money Market Funds, as well as other money market rates of interest. The Money Market Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Money Market Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Money Market Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Money Market Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.
 28   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

DELAYED DELIVERY SECURITIES
Each Money Market Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Money Market Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Money Market Fund has the intention of taking possession of the securities, but a Money Market Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Money Market Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Money Market Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Money Market Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties. The Money Market Funds do not currently intend to engage in securities lending; however, under the terms of an exemptive order received from the SEC, each of the Money Market Funds may borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    29

                              SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.


    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education, or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE(TM)  1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus
    Suite 101                          TDD                     1-800-525-0056
    3773 Cherry Creek North Drive      A telecommunications device for our
    Denver, CO 80209-3811              hearing- and speech-impaired
    JANUS INTERNET ADDRESS             shareholders.
    http://www.Janus.com               JANUS LITERATURE LINE  1-800-525-8983
                                       To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

 30   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.


Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Funds reserve the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.


- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.



- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.


- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP.

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    31

- SECTION 403(B)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES

PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on U.S. banks and made payable to Janus.

- If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

- If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

- The Funds reserve the right to reject any specific purchase request.

 32   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    33

- SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund. Exchanges received and accepted prior to the close of the regular trading session of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. New York time, will be processed on that day.


IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 36.


BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.


- You may make four exchanges out of each non-Money Market Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege. There is currently no limit on exchanges out of the Money Market Funds.



- The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).


- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.

 34   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account. Because the Money Market Funds seek to maintain a stable net asset value per share, it is not anticipated that a sale of Shares of the Money Market Funds will produce a taxable gain or loss.


HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests on page 36.


BY TELEPHONE

Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the NYSE, normally 4:00 p.m. New York time (or until 5:00 p.m. for Janus Government Money Market Fund). You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check.)


SYSTEMATIC REDEMPTION OPTION

The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    35

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FIXED-INCOME FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 32 and must include the following information:


- the name of the Fund(s)

- the account number(s)

- the amount of money or number of shares being redeemed

- the name(s) on the account

- the signature(s) of all registered account owners

- your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE
In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

 36   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by a Fund (or its designated agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open (and, in the case of the Money Market Funds, the New York Federal Reserve Bank is open) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early.



The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


See your Fund's SAI for more detailed information.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    37

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

CHECK WRITING PRIVILEGE
Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling 1-800-525-3713. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 30 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may

 38   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


SHARE CERTIFICATES
(FIXED-INCOME FUNDS ONLY)
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Fixed-Income Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

Share certificates are not available for the Money Market Funds in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

INVOLUNTARY REDEMPTIONS
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s),
JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    39
the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. Dividend information will be confirmed quarterly. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction.


Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.


 40   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                            MANAGEMENT OF THE FUNDS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. The Funds pay all of their expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described below.)

ADMINISTRATOR

Each of the Money Market Funds has entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Money Market Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Money Market Funds and pays the salaries, fees and expenses of Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided or procured by Janus Capital under the Agreements include custody and transfer agency services.


JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    41

INVESTMENT PERSONNEL
SHARON S. PICHLER is Executive Vice President and portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, each of which she has managed since inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.


SANDY R. RUFENACHT is Executive Vice President and portfolio manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He has managed Janus Short-Term Bond Fund since January 1996 and has served as manager or co-manager of Janus High-Yield Fund since June 1996. He previously served as Executive Vice President and co-manager of Janus Flexible Income Fund from June 1996 to February 1998. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management of these funds. He holds a Bachelor of Arts in Business from the University of Northern Colorado.



RONALD V. SPEAKER is Executive Vice President and portfolio manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He previously served as co-manager of Janus High-Yield Fund from its inception to February 1998 and manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.


In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

DARRELL W. WATTERS is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since January 1996. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor of Arts in Economics from Colorado State University.

 42   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.


MANAGEMENT EXPENSES AND EXPENSE LIMITS

FIXED-INCOME FUNDS
Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                AVERAGE DAILY NET       ANNUAL RATE        EXPENSE LIMIT
         FEE SCHEDULE            ASSETS OF FUND        PERCENTAGE (%)      PERCENTAGE (%)
    -------------------------------------------------------------------------------------
    Janus Flexible Income       First $300             0.65                1.00*
      Fund                      Million
                                Over $300 Million      0.55
    -------------------------------------------------------------------------------------
                                First $300             0.75                1.00*
    Janus High-Yield Fund       Million
                                Over $300 Million      0.65
    -------------------------------------------------------------------------------------
    Janus Federal               First $300             0.60                .65*
      Tax-Exempt                Million
      Fund                      Over $300 Million      0.55
    -------------------------------------------------------------------------------------
                                First $300             0.65                .65*
    Janus Short-Term Bond       Million
      Fund                      Over $300 Million      0.55

 * Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits. Janus Capital may modify or terminate such waivers at any time upon at least 90 days' notice to the Trustees. You will be notified of any changes in these limits.
--------------------------------------------------------------------------------


Each Fixed-Income Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Operating Expenses table on page 5 lists the actual management fees and total operating expenses of each Fund for the most recent fiscal year.


MONEY MARKET FUNDS
Each of the Money Market Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Money Market Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Money Market Fund will be calculated at the annual rate of 0.10% of the value of each Money Market Fund's average daily net assets. Janus Capital may modify or terminate such waiver at any time upon at least 90 days' notice to the Trustees. You will be notified of any change in this limit.

Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the value of the average daily net assets of each Money Market Fund attributable to Shares for services rendered pursuant to the Administration Agreements.

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    43

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Janus fund as a factor in the selection of broker-dealers to execute transactions. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Funds with other services.

CUSTODIAN FOR THE FIXED-INCOME FUNDS
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

CUSTODIAN FOR THE MONEY MARKET FUNDS
UMB Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141-6226

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 19 separate series. Each of the Money Market Funds currently offer three classes of shares. This prospectus only describes the

 44   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

Investor Shares of the Money Market Funds. Institutional Shares of the Money Market Funds are available only to investors meeting the minimum investment requirement of $250,000. Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-525-3713. This Prospectus describes seven series of the Trust; the other series are offered by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    45

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET CAPITAL GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.


THE FIXED-INCOME FUNDS

Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. You will begin accruing income dividends the day after a purchase is effective. If shares are redeemed, you will receive all dividends accrued through the day of the redemption. Capital gains, if any, are declared and paid in December.


HOW DISTRIBUTIONS AFFECT A FUND'S NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Flexible Income Fund declared a dividend in the amount of $0.25 per share. If Janus Flexible Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.


"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

THE MONEY MARKET FUNDS
For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are

 46   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
declared at the end of the preceding month and distributed on the first business day of the month.


Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.



Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.



The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.


DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 32 or calling 1-800-525-3713. The Funds offer the following options:


1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    47
applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUNDS

Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds which will reduce their investment income.


The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 48   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                               PERFORMANCE TERMS


This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Funds generally measure performance in terms of yield.


YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period (7-day period for the Money Market Funds) by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of such period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

EFFECTIVE YIELD is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

TAX-EQUIVALENT YIELD OR TOTAL RETURN (for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund) shows the before-tax yield or total return that an investor would have to earn to equal the Funds' tax-free yield or total return. It is calculated by dividing a Fund's tax-free yield or total return by the result of one minus a stated federal tax rate.


CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 6 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.


AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.


THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT YIELD OR TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    49

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.


COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower

 50   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998
by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    51
security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

 52   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    53

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

 54   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

                                   APPENDIX B

EXPLANATION OF RATING CATEGORIES
The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
AAA                  Highest rating; extremely strong capacity to pay
                     principal and interest.
AA                   High quality; very strong capacity to pay principal
                     and interest.
A                    Strong capacity to pay principal and interest;
                     somewhat more susceptible to the adverse effects of
                     changing circumstances and economic conditions.
BBB                  Adequate capacity to pay principal and interest;
                     normally exhibit adequate protection parameters,
                     but adverse economic conditions or changing
                     circumstances more likely to lead to a weakened
                     capacity to pay principal and interest than for
                     higher rated bonds.
NON-INVESTMENT GRADE
BB, B,               Predominantly speculative with respect to the
CCC, CC, C           issuer's capacity to meet required interest and
                     principal payments. BB - lowest degree of
                     speculation; C - the highest degree of speculation.
                     Quality and protective characteristics outweighed
                     by large uncertainties or major risk exposure to
                     adverse conditions.
D                    In default.
------------------------------------------------------------------------

JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    55

MOODY'S INVESTORS SERVICE, INC.

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
Aaa                  Highest quality, smallest degree of investment
                     risk.
Aa                   High quality; together with Aaa bonds, they compose
                     the high-grade bond group.
A                    Upper-medium grade obligations; many favorable
                     investment attributes.
Baa                  Medium-grade obligations; neither highly protected
                     nor poorly secured. Interest and principal appear
                     adequate for the present but certain protective
                     elements may be lacking or may be unreliable over
                     any great length of time.
NON-INVESTMENT GRADE
Ba                   More uncertain, with speculative elements.
                     Protection of interest and principal payments not
                     well safeguarded during good and bad times.
B                    Lack characteristics of desirable investment;
                     potentially low assurance of timely interest and
                     principal payments or maintenance of other contract
                     terms over time.
Caa                  Poor standing, may be in default; elements of
                     danger with respect to principal or interest
                     payments.
Ca                   Speculative in a high degree; could be in default
                     or have other marked shortcomings.
C                    Lowest-rated; extremely poor prospects of ever
                     attaining investment standing.
------------------------------------------------------------------------

Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 56   JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998

SECURITIES HOLDINGS BY RATING CATEGORY

During the fiscal period ended October 31, 1997, the percentage of securities holdings for Janus Flexible Income Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund by rating category based upon a weighted monthly average was:



BONDS - S&P RATING                                 JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------
AAA                                                            15%
AA                                                              1%
A                                                              11%
BBB                                                            21%
BB                                                             15%
B                                                              22%
CCC                                                             3%
CC                                                              0%
C                                                               0%
Preferred Stock                                                 2%
Cash and Options                                               10%
-----------------------------------------------------------------------------
TOTAL                                                         100%
-----------------------------------------------------------------------------
BONDS - S&P RATING                                     JANUS HIGH-YIELD FUND
----------------------------------------------------------------------------
AAA                                                              0%
AA                                                               0%
A                                                                0%
BBB                                                              1%
BB                                                               5%
B                                                               71%
CCC                                                             11%
CC                                                               0%
C                                                                0%
Preferred Stock                                                  3%
Cash and Options                                                 9%
----------------------------------------------------------------------------
TOTAL                                                          100%
----------------------------------------------------------------------------
BONDS - S&P RATING                                JANUS SHORT-TERM BOND FUND
----------------------------------------------------------------------------
AAA                                                           22%
AA                                                             4%
A                                                             27%
BBB                                                           25%
BB                                                             2%
B                                                             13%
CCC                                                            2%
CC                                                             0%
C                                                              0%
Preferred Stock                                                0%
Cash and Options                                               5%
----------------------------------------------------------------------------
TOTAL                                                        100%
----------------------------------------------------------------------------



No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended October 31, 1997.


JANUS INCOME FUNDS COMBINED PROSPECTUS                   FEBRUARY 17, 1998    57

                              JANUS INCOME FUNDS
                                  PROSPECTUS

                           Janus Flexible Income Fund
                             Janus High-Yield Fund
                         Janus Federal Tax-Exempt Fund
                           Janus Short-Term Bond Fund
                            Janus Money Market Fund
                       Janus Government Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                                 [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                 Janus Distributors, Inc.  Member NASD.  (2/98)

                               Janus Venture Fund

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 1-800-525-3713
                              http://www.Janus.com

                               FEBRUARY 17, 1998

Janus Venture Fund (the "Fund") is a no-load, diversified mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities of small-sized companies.


THE FUND HAS DISCONTINUED PUBLIC SALES OF ITS SHARES TO NEW INVESTORS, BUT SHAREHOLDERS WHO MAINTAIN OPEN FUND ACCOUNTS ARE STILL ABLE TO MAKE INVESTMENTS IN THE FUND AND REINVEST ANY DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. CURRENT SHAREHOLDERS MAY ALSO OPEN ADDITIONAL FUND ACCOUNTS UNDER CERTAIN CONDITIONS. IF A FUND ACCOUNT IS CLOSED, HOWEVER, ADDITIONAL INVESTMENTS IN THE FUND MAY NOT BE POSSIBLE. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 15. The Fund may resume sale of its shares to new investors in the future, although it has no current intention to do so.


The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 17, 1998

                                    CONTENTS


THE FUND AT A GLANCE
Brief description of the Fund................    2
EXPENSE INFORMATION
The Fund's annual operating expenses.........    3
Financial Highlights - a summary of financial
  data.......................................    4
THE FUND IN DETAIL
Investment Objective.........................    7
General Portfolio Policies...................    9
Additional Risk Factors......................   11
PERFORMANCE TERMS
An Explanation of Performance Terms..........   14
SHAREHOLDER'S MANUAL
Minimum Investments..........................   15
Types of Account Ownership...................   16
How to Open Your Janus Account...............   17
How to Purchase Shares.......................   18
How to Exchange Shares.......................   19
How to Redeem Shares.........................   20
Shareholder Services and Account Policies....   23
MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Managers....   26
Personal Investing...........................   27
Management Expenses..........................   27
Portfolio Transactions.......................   27
Other Service Providers......................   28
Other Information............................   28
DISTRIBUTIONS AND TAXES
Distributions................................   30
Taxes........................................   31
APPENDIX A
Glossary of Investment Terms.................   32


JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998    1

                              THE FUND AT A GLANCE


This section provides you with a brief overview of the Fund and its investment emphasis. A more detailed discussion of the Fund's investment objective and policies begins on page 7 and complete information on how to purchase, redeem and exchange shares begins on page 15.


FUND FOCUS:
A diversified fund that seeks capital appreciation by investing primarily in common stocks, with an emphasis on securities of small-sized companies.

SHAREHOLDER'S INVESTMENT HORIZON:
The Fund is designed for long-term investors who seek capital appreciation and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Fund is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.

FUND ADVISER:
Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $70 billion in assets.

MANAGEMENT TEAM:
James P. Craig
William H. Bales
Jonathan D. Coleman

FUND INCEPTION:
April 30, 1985

 2   JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998

                              EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

    SHAREHOLDER TRANSACTION EXPENSES


         Maximum sales load imposed on purchases              None
         Maximum sales load imposed on reinvested dividends   None
         Deferred sales charges on redemptions                None
         Redemption fee*                                      None
         Exchange fee                                         None


    * There is an $8 service fee for redemptions by wire.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------
Management Fee                                         0.68%
Other Expenses                                         0.26%
------------------------------------------------------------
Total Fund Operating Expenses                          0.94%
------------------------------------------------------------


(1)The Management Fee reflects a reduced fee schedule effective July 1, 1997, applied to assets as of October 31, 1997. Other Expenses are based on expenses before expense offset arrangements for the fiscal year ended October 31, 1997.


EXAMPLE

-------------------------------------------------------------------------
                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This
example shows the operating expenses
that you would indirectly bear as an
investor in the Fund.                   $10      $30      $52      $115

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS


Unless otherwise noted, the information below is for fiscal periods ending on October 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Fund's financial statements beginning with the year ended October 31, 1990. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI.


                                                1997       1996       1995       1994
--------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $57.16     $59.53     $52.86     $53.25
--------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income/(loss)                 0.16         --       0.05       0.11
 3. Net gains or (losses) on securities
    (both realized and unrealized)               6.80       5.09       9.49       4.40
--------------------------------------------------------------------------------------
 4. Total from investment operations             6.96       5.09       9.54       4.51
--------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)         --     (0.01)     (0.03)     (0.53)
 6. Distributions (from capital gains)         (5.28)     (7.45)     (2.84)     (4.37)
--------------------------------------------------------------------------------------
 7. Total distributions                        (5.28)     (7.46)     (2.87)     (4.90)
--------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $58.84     $57.16     $59.53     $52.86
--------------------------------------------------------------------------------------
 9. Total return*                              13.38%      9.28%     19.24%      9.23%
--------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)    $1,252     $1,741     $1,753     $1,550
11. Average net assets for the period (in
    millions)                                  $1,379     $1,823     $1,613     $1,563
12. Ratio of gross expenses to average net
    assets**                                    0.94%      0.89%      0.92%        N/A
13. Ratio of net expenses to average net
    assets**                                    0.92%      0.88%      0.91%      0.96%
14. Ratio of net investment income/(loss) to
    average net assets**                        0.11%    (0.33%)      0.29%      0.27%
15. Portfolio turnover rate**                    146%       136%       113%       114%
16. Average commission rate                    $.0391     $.0382        N/A        N/A
--------------------------------------------------------------------------------------

                                                1993     1992(1)
----------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $47.74     $45.96
----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income/(loss)                 0.66       0.17
 3. Net gains or (losses) on securities
    (both realized and unrealized)               6.72       1.61
----------------------------------------------------------------
 4. Total from investment operations             7.38       1.78
----------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)     (1.16)         --
 6. Distributions (from capital gains)         (0.71)         --
----------------------------------------------------------------
 7. Total distributions                        (1.87)         --
----------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $53.25     $47.74
----------------------------------------------------------------
 9. Total return*                              15.76%      3.87%
----------------------------------------------------------------
10. Net assets, end of period (in millions)    $1,837     $1,545
11. Average net assets for the period (in
    millions)                                  $1,793     $1,496
12. Ratio of gross expenses to average net
    assets**                                      N/A        N/A
13. Ratio of net expenses to average net
    assets**                                    0.97%      1.07%
14. Ratio of net investment income/(loss) to
    average net assets**                        1.29%      1.32%
15. Portfolio turnover rate**                    139%       124%
16. Average commission rate                       N/A        N/A
----------------------------------------------------------------


(1) Fiscal period from August 1, 1992 to October 31, 1992.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 4   JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998

                   (CONTINUED)                     1992(1)    1991(1)    1990(1)    1989(1)    1988(1)
------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD            $45.05     $37.90     $36.97    $28.11      $34.63
------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income/(loss)                      0.36       0.44       0.28      0.33        1.50
 3. Net gains or (losses) on securities (both
    realized and unrealized)                          4.23       7.71       3.44     10.05      (3.70)
------------------------------------------------------------------------------------------------------
 4. Total from investment operations                  4.59       8.15       3.72     10.38      (2.20)
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)          (0.25)     (0.11)     (0.44)    (1.52)      (0.15)
 6. Distributions (from capital gains)              (3.43)     (0.89)     (2.35)        --      (4.17)
------------------------------------------------------------------------------------------------------
 7. Total distributions                             (3.68)     (1.00)     (2.79)    (1.52)      (4.32)
------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                  $45.96     $45.05     $37.90    $36.97      $28.11
------------------------------------------------------------------------------------------------------
 9. Total return*                                    9.90%     22.28%     10.46%    38.73%     (4.56%)
------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)         $1,510       $893       $256       $58         $34
11. Average net assets for the period (in
    millions)                                       $1,382       $427       $127       $40         $35
12. Ratio of gross expenses to average net
    assets**                                           N/A        N/A        N/A       N/A         N/A
13. Ratio of net expenses to average net assets**    1.00%      1.04%      1.16%     1.28%       1.41%
14. Ratio of net investment income/(loss) to
    average net assets**                             1.20%      2.10%      1.24%     1.10%       5.11%
15. Portfolio turnover rate**                         166%       167%       184%      219%        299%
16. Average commission rate                            N/A        N/A        N/A       N/A         N/A
------------------------------------------------------------------------------------------------------


(1) Fiscal year ended on July 31st of each year.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998    5

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS


This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.


NET ASSET VALUE ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights table represents the change in value of a Fund share over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Fund paid from net realized gains.


TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purpose of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.



RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Fund was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.


RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Fund's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of the Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.

 6   JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998

                               THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which it invests. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any such changes that are material.


You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold shares of the Fund) and risk tolerance before investing in the Fund. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques and refer to Appendix A for a more detailed description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation. The Fund pursues its objective by normally investing at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized for the purposes of this policy. Subject to the above policy, the Fund may also invest in larger companies.

TYPES OF INVESTMENTS

The Fund invests primarily in common stocks with an emphasis on securities of small-sized companies. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. The Fund may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities. The Fund may invest up to 25% of its assets in mortgage- and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Fund will invest less than 35% of its assets in high-yield/high-risk securities. The Fund may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.



When the Fund's portfolio managers believe that market conditions are not favorable for profitable investing or when the portfolio managers are otherwise unable to locate investment opportunities with favorable risk/reward characteristics, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain


JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998    7
after the portfolio managers have committed available assets to desirable investment opportunities. Securities that the Fund may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations, including money market funds managed by Janus Capital. When the Fund is hedged or its cash position increases, it might not participate in market advances or declines to the extent that it would if it was not hedged or it remained more fully invested in common stocks.



The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. The Fund may use options, futures and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 11. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.



The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. See "Additional Risk Factors" on page 11.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

Q:   HOW ARE COMMON STOCKS SELECTED?

A:   The Fund may invest substantially all of its assets in common stocks to the extent its portfolio managers believe that the relevant market environment favors profitable investing in those securities. The portfolio managers generally take a "bottom up" approach to building the portfolio. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.

Q:   ARE THE SAME CRITERIA USED
     TO SELECT FOREIGN SECURITIES?


A:   Generally, yes. The portfolio managers seek companies that meet their selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 11.


 8   JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998

Q:   WHAT IS THE MAIN RISK OF INVESTING
     IN THE FUND?



A:   Since the Fund invests primarily in common stocks, the fundamental risk is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers, such as those in which the Fund invests, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 11.


Q:   WHAT IS MEANT BY
     "MARKET CAPITALIZATION"?

A:   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

Q:   HOW DOES THE FUND
     TRY TO REDUCE RISK?


A:   Diversification of the Fund's assets reduces the effect of any single holding on its overall portfolio value. The Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Fund may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on page 11. To the extent that the Fund holds a larger cash position, it might not participate in market declines to the same extent as if it had remained more fully invested in common stocks.


GENERAL PORTFOLIO POLICIES
In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

- As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government

JANUS VENTURE FUND PROSPECTUS                             FEBRUARY 17, 1998    9
  securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

- The Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

INDUSTRY CONCENTRATION
As a fundamental policy, the Fund will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Fund's Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper.

BORROWING AND LENDING
The Fund may borrow money and lend securities or other assets, as follows:

- The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which

 10   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits.

ADDITIONAL RISK FACTORS
INVESTMENTS IN SMALLER COMPANIES

The Fund may invest in companies that have relatively small revenues, have a small share of the market for their products or services, or have limited geographic or product markets. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Smaller or newer companies may lack depth of management, they may be unable to generate internally funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small companies held by the Fund may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


SPECIAL SITUATIONS

Special situations may include, among others, significant changes in a company's allocation of its existing capital, a restructuring of assets, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country. The Fund may invest in emerging market countries. Emerging market countries involve greater risks such as

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    11
  immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for nonhedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

 12   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgement proves incorrect.

When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the company to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. In addition, companies issuing high-yield securities may be more vulnerable to real or perceived economic changes, political changes or other developments adverse to the company and lower quality securities may have less liquid markets than higher quality securities. Investments in companies issuing high-yield securities are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

SHORT SALES
The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

See Appendix A for risks associated with certain other investments.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    13

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.


THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


 14   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

                              SHAREHOLDER'S MANUAL


This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.


Although the Fund has discontinued public sales of its shares to new investors, shareholders who maintain open accounts will be able to continue to purchase shares and reinvest any dividends and capital gains distributions in additional shares. In addition, the Fund will continue to accept new accounts which are opened under taxpayer identification numbers that are identical to those for existing Fund accounts.


Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund in the circumstances discussed under "Involuntary Redemptions" on page 24.


    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE(TM)  1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              refunds.
    Janus
    Suite 101                          TDD                     1-800-525-0056
    3773 Cherry Creek North Drive      A telecommunications device for our
    Denver, CO 80209-3811              hearing- and speech-impaired
    JANUS INTERNET ADDRESS             shareholders.
    http://www.Janus.com               JANUS LITERATURE LINE  1-800-525-8983
                                       To request a prospectus, shareholder
                                       reports or marketing materials.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    15

TYPES OF ACCOUNT OWNERSHIP
As discussed above, the Fund will accept new accounts opened under taxpayer identification numbers identical to those on current Fund accounts. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/ UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.


Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.


- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.


- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please

 16   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998
  refer to the Janus IRA booklet for more complete information regarding the Education IRA.


- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(B)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
If you are a current Fund shareholder and want to open another Fund account, complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned to you if you do not meet these criteria. Send all items to one of following addresses:

For Overnight Carrier
--------------------
Janus

Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus

P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations: Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    17

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on a U.S. bank and made payable to Janus.

- If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

- If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

- The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

 18   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

- SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 21.


BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    19

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.


- You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.



- The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).


- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to the Fund prior to making any exchanges.

- Be sure to read the prospectus for the fund into which you are exchanging.


- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.


HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS AND IF A TOTAL REDEMPTION IS MADE ADDITIONAL INVESTMENTS IN YOUR FUND ACCOUNT MIGHT NOT BE POSSIBLE.

If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests noted on page 21.


BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check.)

SYSTEMATIC REDEMPTION OPTION

The Systematic Redemption Option allows you to redeem a specific dollar amount from your Fund account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.


 20   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed on page 17 and must include the following information:


- the name of the Fund

- the account number

- the amount of money or number of shares being redeemed

- the name(s) on the account registration

- the signature(s) of all registered account owners

- your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    21

- TRUST: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE
In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments

 22   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998
maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Fund's NAV through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 16 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On your application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    23

31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions or other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. (Dividend information will be distributed annually.) In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.

 24   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.


JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    25

                             MANAGEMENT OF THE FUND

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

PORTFOLIO MANAGERS
The Fund is managed by a management team consisting of James P. Craig, William Bales and Jonathan Coleman, each of whom also serves as Executive Vice President of the Fund. The management team began managing the Fund on February 1, 1997. The portfolio managers' other primary responsibilities and education are set forth below.

JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. Mr. Craig previously managed the Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.


WILLIAM H. BALES has been a research analyst with Janus Capital since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined


 26   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

Janus in September 1991. Mr. Bales holds a Bachelor of Science in Marketing and a Master of Science in Marketing and Finance from the University of Colorado. He is seeking the Chartered Financial Analyst designation.


JONATHAN D. COLEMAN has been a research analyst with Janus Capital since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries. Prior to joining Janus, Mr. Coleman was a Fulbright Fellow from August 1993 until June 1994. He holds a Bachelor of Arts in Political Economy and Spanish from Williams College (1991-1993) and is seeking the Chartered Financial Analyst designation.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.


MANAGEMENT EXPENSES

The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund is subject to the following management fee schedule (expressed as an annual rate):

    AVERAGE DAILY NET ASSETS OF FUND            ANNUAL RATE PERCENTAGE (%)
--------------------------------------------------------------------------------
    First $300 Million                                    0.75
    Next $200 Million                                     0.70
    Over $500 Million                                     0.65

--------------------------------------------------------------------------------

The actual management fee paid by the Fund for the fiscal year ended October 31, 1997 was 0.68% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Janus fund as a factor in the selection of broker-dealers to execute transactions. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    27
credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Fund with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. The Fund became a series of the Trust on August 7, 1992. It was previously known as Janus Venture Fund, Inc., a Maryland corporation. All references in this Prospectus to the Fund prior to the above date are to its predecessor entity and all references after such date are to the series of the Trust. The Trust currently offers the other 18 series by separate prospectuses.


SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

 28   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

SIZE OF THE FUND
The Fund has discontinued sales of its shares because its management believes that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions. See the Shareholder's Manual beginning on page 16.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels.


JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    29

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET CAPITAL GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.


HOW DISTRIBUTIONS AFFECT THE FUND'S NAV
Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 17 or calling
1-800-525-3713. The Fund offers the following options:


1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

 30   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUND

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment income.


The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    31

                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.


COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed

 32   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998
through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from their face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    33

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option
 34   JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998
on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS VENTURE FUND PROSPECTUS                            FEBRUARY 17, 1998    35

                               JANUS VENTURE FUND
                                   PROSPECTUS



                                [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                 Janus Distributors, Inc.  Member NASD.  (2/98)

                            JANUS MONEY MARKET FUND

                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                              Institutional Shares
                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 29JANUS

                               FEBRUARY 17, 1998

Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company.

Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. The minimum initial investment is $250,000. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 17.


This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 17, 1998, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling the Funds at the address or telephone number shown above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS     FEBRUARY 17, 1998

                                    CONTENTS


FEE TABLE....................................    2
FINANCIAL HIGHLIGHTS.........................    3
INVESTMENT OBJECTIVES, POLICIES AND
  TECHNIQUES.................................    5
INVESTMENT ADVISER AND
  ADMINISTRATOR..............................   12
DISTRIBUTIONS AND TAXES......................   13
PERFORMANCE..................................   15
MISCELLANEOUS INFORMATION....................   15
SHAREHOLDER'S GUIDE
How to Open an Account.......................   17
Purchasing Shares............................   17
How to Exchange Shares.......................   19
How to Redeem Shares.........................   19
Special Shareholder Services and Other
  Information................................   20


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                       1998    1

                                   FEE TABLE

    SHAREHOLDER TRANSACTION EXPENSES
    (Applicable to each Fund)


         Sales Load Imposed on Purchases                  None
         Sales Load Imposed on Reinvested Dividends       None
         Deferred Sales Load                              None
         Redemption Fee                                   None
         Exchange Fee                                     None


ANNUAL OPERATING EXPENSES*
(Expressed as a percentage of average net assets)

-----------------------------------------------------------------------------
                                      MANAGEMENT    OTHER     TOTAL OPERATING
                                         FEE       EXPENSES      EXPENSES
-----------------------------------------------------------------------------
Janus Money Market Fund -
  Institutional Shares                  0.10%       0.05%         0.15%
Janus Government Money Market Fund -
  Institutional Shares                  0.10%       0.05%         0.15%
Janus Tax-Exempt Money Market Fund -
  Institutional Shares                  0.10%       0.05%         0.15%

--------------------------------------------------------------------------------

* The information in the table above is based on expenses for the fiscal year ended October 31, 1997, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.20%, 0.15% and 0.35%, respectively. Janus Capital may modify or terminate the waivers at any time upon at least 90 days' notice to the Trustees. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.

EXAMPLE
You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
============================================================================
Janus Money Market Fund - Institutional
  Shares                                    $2      $5       $8       $19
Janus Government Money Market Fund -
  Institutional Shares                      $2      $5       $8       $19
Janus Tax-Exempt Money Market Fund -
  Institutional Shares                      $2      $5       $8       $19

--------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."

 2   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS     FEBRUARY 17,
1998

                              FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements and their report is included in the Funds' Annual Report, which is incorporated by reference into the SAI.


                                                   JANUS                   JANUS GOVERNMENT
                                                MONEY MARKET                 MONEY MARKET
                                                    FUND                         FUND
         INSTITUTIONAL SHARES             1997     1996     1995(1)    1997     1996     1995(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                $1.00    $1.00     $1.00     $1.00    $1.00      $1.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                   .06      .05       .03       .05     .05         .03
------------------------------------------------------------------------------------
 3. Total from investment operations        .06      .05       .03       .05     .05         .03
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 4. Dividends (from net investment
    income)                               (.06)    (.05)     (.03)     (.05)    (.05)      (.03)
------------------------------------------------------------------------------------
 5. Total distributions                   (.06)    (.05)     (.03)     (.05)    (.05)      (.03)
------------------------------------------------------------------------------------
 6. NET ASSET VALUE, END OF PERIOD        $1.00    $1.00     $1.00     $1.00    $1.00      $1.00
------------------------------------------------------------------------------------
 7. Total return*                         5.71%    5.61%     3.25%     5.58%    5.50%      3.20%
------------------------------------------------------------------------------------
 8. Net assets, end of period (in
    millions)                            $2,771    $1,706     $305       $36     $59         $44
 9. Average net assets for the period
    (millions)                           $2,545     $874      $202       $57     $53         $25
10. Ratio of expenses to average net
    assets**                              0.15%(2) 0.15%(2)  0.15%(2)  0.15%(2) 0.15%(2)   0.15%(2)
11. Ratio of net investment income to
    average net assets**                  5.54%    5.41%     5.86%     6.04%    5.34%      5.75%
------------------------------------------------------------------------------------



(1) Period from April 17, 1995 (inception of Shares) through October 31, 1995.

(2) The ratio was .35% before voluntary reduction of fees.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                       1998    3

(continued)


                                                                   JANUS TAX-EXEMPT
                                                                     MONEY MARKET
                                                                         FUND
                    INSTITUTIONAL SHARES                       1997     1996     1995(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00    $1.00      $1.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                        .04      .04        .02
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                   --       --         --
------------------------------------------------------------------------------------
 4. Total from investment operations                             .04      .04        .02
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                     (.04)    (.04)      (.02)
 6. Distributions (from capital gains)                            --       --         --
------------------------------------------------------------------------------------
 7. Total distributions                                        (.04)    (.04)      (.02)
------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                             $1.00    $1.00      $1.00
------------------------------------------------------------------------------------
 9. Total return*                                              3.67%    3.74%      2.09%
------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                       $4       $2        $11
11. Average net assets for the period (millions)                  $3       $2         $1
12. Ratio of expenses to average net assets**                  0.15%(2) 0.15%(2)   0.15%(2)
13. Ratio of net investment income to average net assets**     3.94%    3.82%      3.82%
------------------------------------------------------------------------------------



(1) Period from April 17, 1995 (inception of Shares) through October 31, 1995.

(2) The ratio was .35% before voluntary reduction of fees.
 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 4   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS     FEBRUARY 17,
1998

                             INVESTMENT OBJECTIVES,
                            POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES
The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES
The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7. A Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                       1998    5

RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND
Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.

DEBT OBLIGATIONS
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion

 6   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS     FEBRUARY 17,
1998
dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND
Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                       1998    7
faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND
Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose
 8   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS     FEBRUARY 17,
1998
interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below.


COMMON INVESTMENT TECHNIQUES
PARTICIPATION INTERESTS
The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                       1998    9

DEMAND FEATURES
The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal.

 10   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998

Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.

DELAYED DELIVERY SECURITIES
Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties. The Funds do not currently intend to engage in securities lending; however, under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital.

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    11

                             INVESTMENT ADVISER AND
                                 ADMINISTRATOR

INVESTMENT ADVISER
Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees.

ADMINISTRATOR
Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid an administration fee, calculated daily and paid monthly, at the annual rate of 0.15% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will be calculated at the annual rate of 0.05% of the value of each Fund's average daily net assets attributable to the Shares. Janus Capital may modify or terminate this waiver upon at least 90 days' notice to the Trustees.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability

 12   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998
to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and Janus Capital's other advisory clients. See the SAI for more detailed information.

YEAR 2000

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


                            DISTRIBUTIONS AND TAXES

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund or wired to a predesignated bank account at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.


Shares purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.



Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m.


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    13
for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. for Janus Money Market Fund, after 5:00 p.m. for Janus Government Money Market Fund, and after 12:00 p.m. for Janus Tax-Exempt Money Market Fund will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.



The Funds reserve the right to require purchase and redemption requests prior to these times on days when the bond market or the NYSE close early.


Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 14   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998

                                  PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.

                           MISCELLANEOUS INFORMATION

ORGANIZATION
Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A second class of shares of each Fund, Service Shares, are available only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Extended Services at 1-800-29JANUS.


SIGNIFICANT SHAREHOLDERS


As of January 22, 1998, the following Institution owned more than 25% of the Shares of Janus Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Comerica Bank          P.O. Box 75000, Detroit, MI               26.24%
-------------------------------------------------------------------------------


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    15

As of January 22, 1998, the following Institutions owned more than 25% of the Shares of Janus Government Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
UMB Bank               P.O. Box 419226                           69.84%
                       Kansas City, MO 64141-6226
United Postal Service  7905 Malcolm Road 4th Floor               29.33%
  FCU                  Clinton, MD 20735-1734
-------------------------------------------------------------------------------



As of January 22, 1998, the following Institution owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
First Trust N/A        P.O. Box 64010                            99.65%
                       St. Paul, MN 55164-0010
-------------------------------------------------------------------------------



Thus, these shareholders may have the power to control any vote of the Shares of these Funds.


TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS
The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR
UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, provides transfer agency and shareholder services for the Funds.

Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.

 16   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998

                              SHAREHOLDER'S GUIDE

HOW TO OPEN AN ACCOUNT

ESTABLISHING YOUR ACCOUNT
The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the Application carefully, complete, sign and forward it to:

Via Regular Mail         Via Express Mail - Overnight Delivery
Janus                                                    Janus
P.O. Box 173375                            100 Fillmore Street
Denver, CO 80217-3375                    Denver, CO 80206-4928
Attn: Extended Services                Attn: Extended Services

Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Please refer to the Janus IRA booklet for complete information regarding IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-525-3713.

TAXPAYER IDENTIFICATION NUMBERS
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition, to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

DISTRIBUTION OPTIONS
Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

You must establish a Fund account and receive an account number before making purchases by wire. Purchase requests received before 3:00 p.m. for Janus Money


JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    17

Market Fund, (New York time) 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a business day will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Service Corporation or Janus Distributors, Inc., and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the New York Stock Exchange ("NYSE") close early. Purchase orders received after these times will receive the dividend declared the following day.


WIRE INSTRUCTIONS:
Request your bank to transmit immediately available funds by wire for purchase of Shares to the Funds' custodian bank as follows:

United Missouri Bank, N.A., Kansas City, Missouri
ABA # 101000695
BNF = Janus Money Market Funds Account # 9870610000
For credit to: Name of Shareholder:
-----------------------------------------------
               Shareholder Account No.:
             ---------------------------------------------------------
               Name of Fund(s):
             ----------------------------------------------------------------

Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Extended Services Team at 1-800-29JANUS when you intend to make a wire purchase.

The Funds do not charge any fees for transactions by wire in Shares of the Funds.

Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT
The minimum initial investment in the Shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of exchanging into Investor Shares or having their Shares redeemed.

NET ASSET VALUE

The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the New York Federal Reserve Bank are open, except that Janus Government Money Market Fund's NAV is normally calculated at

 18   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998

5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES
Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES
The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call the Janus Extended Services Team at 1-800-29JANUS.

HOW TO REDEEM SHARES
PARTIAL OR COMPLETE REDEMPTIONS
You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after your Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

IN WRITING
To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

Via Regular Mail         Via Express Mail - Overnight Delivery
Janus                                                    Janus
P.O. Box 173375                            100 Fillmore Street
Denver, CO 80217-3375                    Denver, CO 80206-4928
Attn: Extended Services                Attn: Extended Services

The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed,

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    19
the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

For IRA shareholders, written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

BY TELEPHONE

Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire.


BY A FUND
Your account may be terminated by your Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, your Fund will notify you that you have 60 days to increase your account to the minimum required before redeeming your account.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

PORTFOLIO INFORMATION
You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

TELEPHONE INSTRUCTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

ACCOUNT ADDRESS AND NAME CHANGES
To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.
 20   JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS    FEBRUARY 17,
1998

To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

STATEMENTS AND REPORTS
Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.

TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Janus Capital or its affiliates, from their own assets, may compensate certain Processing Organizations for providing administrative, recordkeeping and similar services, as well as distribution-related services.

JANUS MONEY MARKET FUNDS - INSTITUTIONAL SHARES PROSPECTUS          FEBRUARY 17,
                                                                      1998    21

                 JANUS MONEY MARKET FUNDS INSTITUTIONAL SHARES
                                   PROSPECTUS



                                 [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                  Janus Distributors, Inc. Member NASD. (2/98)

                            JANUS MONEY MARKET FUND

                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                                 Service Shares
                              100 Fillmore Street
                             Denver, CO 80206-4923

                               FEBRUARY 17, 1998

Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company.

Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. There is a $250,000 initial investment minimum by each Financial Institution. The Financial Institution may aggregate investments by all of its customers to achieve this minimum. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 17.


This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 17, 1998, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling your Financial Institution. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE FUNDS' SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.
JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS           FEBRUARY 17, 1998

                                    CONTENTS


FEE TABLE....................................    2
FINANCIAL HIGHLIGHTS.........................    4
INVESTMENT OBJECTIVES, POLICIES AND
  TECHNIQUES.................................    5
INVESTMENT ADVISER AND
  ADMINISTRATOR..............................   11
DISTRIBUTIONS AND TAXES......................   13
PERFORMANCE..................................   15
MISCELLANEOUS INFORMATION....................   15
SHAREHOLDER'S GUIDE
Purchases....................................   17
Redemptions..................................   18
Shareholder Communications...................   18


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998    1

                                   FEE TABLE

    SHAREHOLDER TRANSACTION EXPENSES
    (Applicable to each Fund)


         Sales Load Imposed on Purchases                  None
         Sales Load Imposed on Reinvested Dividends       None
         Deferred Sales Load                              None
         Redemption Fee                                   None
         Exchange Fee                                     None


ANNUAL OPERATING EXPENSES(1)
(Expressed as a percentage of average net assets)

-------------------------------------------------------------------------------
                                   MANAGEMENT       OTHER       TOTAL OPERATING
                                     FEE(1)     EXPENSES(1,2)     EXPENSES(1)
-------------------------------------------------------------------------------
Janus Money Market Fund - Service
  Shares                             0.10%         0.30%            0.40%
Janus Government Money Market
  Fund - Service Shares              0.10%         0.30%            0.40%
Janus Tax-Exempt Money Market
  Fund - Service Shares              0.10%         0.30%            0.40%

--------------------------------------------------------------------------------

(1) The information in the table above is based on expenses for the fiscal period ended October 31, 1997, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses for Service Shares would have been 0.20%, 0.40% and 0.60%, respectively. Janus Capital may modify or terminate the waivers at any time upon at least 90 days' notice to the Trustees. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.

(2) A portion of the administration fee included in "other expenses" may be used to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. See "Administrator" for more details. Certain Financial Institutions may charge additional fees directly to their customers for other services. Consult your Financial Institution to determine whether it charges any additional fees.

 2   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998

EXAMPLE
You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

---------------------------------------------------------------------------
                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------
Janus Money Market Fund - Service
  Shares                                   $4      $13      $22      $51
Janus Government Money Market Fund -
  Service Shares                           $4      $13      $22      $51
Janus Tax-Exempt Money Market Fund -
  Service Shares                           $4      $13      $22      $51

--------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998    3

                              FINANCIAL HIGHLIGHTS

The information below is for the fiscal period ended October 31. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements and their report is included in the Funds' Annual Report, which is incorporated by reference into the SAI.


                                                              JANUS          JANUS
                                               JANUS        GOVERNMENT     TAX-EXEMPT
                                            MONEY MARKET   MONEY MARKET   MONEY MARKET
                                                FUND           FUND           FUND
              SERVICE SHARES                  1997(1)        1997(1)        1997(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD        $1.00          $1.00         $1.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                         .05            .05           .03
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 --             --            --
------------------------------------------------------------------------------------
 4. Total from investment operations              .05            .05           .03
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)      (.05)          (.05)         (.03)
 6. Distributions (from capital gains)             --             --            --
------------------------------------------------------------------------------------
 7. Total distributions                         (.05)          (.05)         (.03)
------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD              $1.00          $1.00         $1.00
------------------------------------------------------------------------------------
 9. Total return*                               5.14%          5.01%         3.22%
------------------------------------------------------------------------------------
10. Net assets, end of period (in
    thousands)                                $10,341           $628           $10
11. Average net assets for the period (in
    thousands)                                   $913         $1,141           $10
12. Ratio of expenses to average net
    assets**                                    0.40%(2)       0.40%(2)      0.40%(2)
13. Ratio of net investment income to
    average net assets**                        5.02%          5.23%         3.17%
------------------------------------------------------------------------------------



(1) Period from November 22, 1996 (inception of Shares) to October 31, 1997.


(2) The ratio was .60% before voluntary reduction of fees.

 * Total return is not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.


 4   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998

                             INVESTMENT OBJECTIVES,
                            POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES
The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES
The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.


Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7. A Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998    5

RATINGS
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND
Janus Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.

DEBT OBLIGATIONS
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion

 6   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998
dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND
Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998    7
faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND
Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL SECURITIES
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose
 8   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998
interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below.


COMMON INVESTMENT TECHNIQUES
PARTICIPATION INTERESTS
The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS      FEBRUARY 17, 1998    9

DEMAND FEATURES
The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

VARIABLE AND FLOATING RATE SECURITIES
The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal.

 10   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998

Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS
Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.

DELAYED DELIVERY SECURITIES
Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING
Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties. The Funds do not currently intend to engage in securities lending; however, under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

                             INVESTMENT ADVISER AND
                                 ADMINISTRATOR

INVESTMENT ADVISER
Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998    11

Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees.

ADMINISTRATOR
Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid an administration fee, calculated daily and paid monthly, at the annual rate of 0.40% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will be calculated at the annual rate of 0.30% of the value of each Fund's average daily net assets attributable to the Shares. Janus Capital may modify or terminate this waiver at any time upon at least 90 days' notice to the Trustees.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

Janus Capital may use all or a portion of its administration fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from

 12   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998
acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and Janus Capital's other advisory clients. See the SAI for more detailed information.

YEAR 2000

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


                            DISTRIBUTIONS AND TAXES

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS FEBRUARY 17, 1998 13 additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 14   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998

                                  PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.

                           MISCELLANEOUS INFORMATION

ORGANIZATION
Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.


SIGNIFICANT SHAREHOLDERS


As of January 22, 1998, the following shareholder owned more than 25% of the Shares of Janus Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Norwest Investment     608 Second Ave. S.                        99.93%
  Services             Minneapolis, MN 55402-1916
-------------------------------------------------------------------------------


JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998    15

As of January 22, 1998, the following shareholder owned more than 25% of the Shares of Janus Government Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Trust Bank of          1200 17th St. 24th Floor                  98.27%
  Colorado             Denver, CO 80202-5835
-------------------------------------------------------------------------------



As of January 22, 1998, the following shareholder owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Janus Capital          100 Fillmore Street                       99.90%
  Corporation          Denver, CO 80206-4928
-------------------------------------------------------------------------------



Thus, these shareholders may have power to control any vote of the Shares of these Funds.


TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS
The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR
UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, provides transfer agency and shareholder services for the Funds.

Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.

 16   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998

                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH FINANCIAL INSTITUTIONS IN CONNECTION WITH TRUST ACCOUNTS, CASH MANAGEMENT PROGRAMS AND SIMILAR PROGRAMS. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING OR REDEEMING SHARES.

The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution). Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a business day will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or New York Stock Exchange ("NYSE") close early. Purchase orders received after these times will receive the dividend declared the following day.


The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund. Any Fund may discontinue sales of its Shares if management believes that a substantial further increase may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

MINIMUM INVESTMENT
There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be

JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998    17
given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE

The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the New York Federal Reserve Bank are open, except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES
Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution). If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's omnibus account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.


Shares of any Fund may be redeemed on any business day.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31.

 18   JANUS MONEY MARKET FUNDS - SERVICE SHARES PROSPECTUS     FEBRUARY 17, 1998

                    JANUS MONEY MARKET FUNDS SERVICE SHARES
                                 PROSPECTUS



                                 [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                 Janus Distributors, Inc.  Member NASD.  (2/98)

                             JANUS INVESTMENT FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 17, 1998

                                  GROWTH FUNDS
                                   Janus Fund
                             Janus Enterprise Fund
                               Janus Mercury Fund
                               Janus Olympus Fund

                         Janus Special Situations Fund

                               Janus Twenty Fund
                              Janus Worldwide Fund

                              Janus Overseas Fund


                               COMBINATION FUNDS
                              Janus Balanced Fund
                            Janus Equity Income Fund
                          Janus Growth and Income Fund
                               FIXED-INCOME FUNDS
                           Janus Flexible Income Fund
                             Janus High-Yield Fund
                         Janus Federal Tax-Exempt Fund
                           Janus Short-Term Bond Fund

     This Statement of Additional Information ("SAI") pertains to the funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies (individually, a "Fund" and collectively, the "Funds"). Each Fund is managed separately by Janus Capital Corporation ("Janus Capital").

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 17, 1998, which are incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses.

                                  [JANUS LOGO]

                             JANUS INVESTMENT FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS
Investment Policies, Restrictions and Techniques.............................. 3
     Investment Objectives.................................................... 3
     Portfolio Policies....................................................... 4
     Investment Restrictions Applicable to All Funds.......................... 5
     Investment Policies Applicable to Certain Funds.......................... 8
Types of Securities and Investment Techniques................................. 8
     Illiquid Investments..................................................... 8
     Zero Coupon, Pay-In-Kind and Step Coupon Securities...................... 9
     Pass-Through Securities................................................. 10
     Investment Company Securities........................................... 11
     Depositary Receipts..................................................... 11
     Municipal Obligations................................................... 12
     Other Income-Producing Securities....................................... 12

     Repurchase and Reverse Repurchase Agreements............................ 13

     High-Yield/High-Risk Securities......................................... 13
     Futures, Options and Other Derivative Instruments....................... 14
Investment Adviser........................................................... 26
Custodian, Transfer Agent and Certain Affiliations........................... 29
Portfolio Transactions and Brokerage......................................... 30
Officers and Trustees........................................................ 34

Purchase of Shares........................................................... 39


     Net Asset Value Determination........................................... 39


     Reinvestment of Dividends and Distributions............................. 40

Redemption of Shares......................................................... 40

Shareholder Accounts......................................................... 41


     Telephone Transactions.................................................. 41


     Systematic Redemptions.................................................. 41


Tax-Deferred Accounts........................................................ 42


Income Dividends, Capital Gains Distributions and Tax Status................. 43


Principal Shareholders....................................................... 43


Miscellaneous Information.................................................... 45


     Shares of the Trust..................................................... 45


     Voting Rights........................................................... 46


     Independent Accountants................................................. 46


     Registration Statement.................................................. 46


Performance Information...................................................... 46


Financial Statements......................................................... 49


Appendix A................................................................... 50

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES,
                          RESTRICTIONS AND TECHNIQUES

     Each Fund's investment objective is discussed in the Prospectus and summarized below. There is no assurance that any Fund will achieve its respective objective. The investment objectives of the Funds are not fundamental and may be changed by the Trustees without shareholder approval.

INVESTMENT OBJECTIVES
     JANUS FUND is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. Generally, this Fund emphasizes issuers with larger market capitalizations.

     JANUS ENTERPRISE FUND is a nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks. The Fund intends to normally invest at least 50% of its equity assets in securities issued by medium-sized companies (as defined in the Prospectus).

     JANUS MERCURY FUND is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and/or smaller, emerging growth companies.

     JANUS OLYMPUS FUND is a nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and/or smaller, emerging growth companies.


     JANUS SPECIAL SITUATIONS FUND is a nondiversified fund that seeks capital appreciation by investing primarily in common stocks of domestic and foreign issuers. The Fund seeks investments in issuers that its portfolio manager believes have been overlooked or undervalued by other investors.


     JANUS TWENTY FUND is a nondiversified fund that seeks long-term growth of capital. Under normal conditions, this Fund concentrates its investments in a core position of 20-30 common stocks.

     JANUS WORLDWIDE FUND is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers of any size. Janus Worldwide Fund normally invests in issuers from at least five different countries including the United States.


     JANUS OVERSEAS FUND is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers of any size. The Fund normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States.



     JANUS BALANCED FUND is a diversified fund that seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Balanced Fund normally invests 40-60% of its assets in securities selected primarily for growth potential and 40-60% of its assets in securities selected primarily for their income potential.


     JANUS EQUITY INCOME FUND is a diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.

     JANUS GROWTH AND INCOME FUND is a diversified fund that seeks both long-term capital growth and current income. Janus Growth and Income Fund places a stronger emphasis on the growth objective and normally invests up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential. In unusual circumstances, the Fund may reduce the growth component of its portfolio to 25% of its assets.

     JANUS FLEXIBLE INCOME FUND is a diversified fund that seeks to maximize total return consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. Janus Flexible Income Fund invests in all types of income-producing securities. This Fund may have substantial holdings of debt securities rated below investment grade.

     JANUS HIGH-YIELD FUND is a diversified fund that seeks high current income as its primary objective and capital appreciation as its secondary objective when consistent with the primary objective by investing in high-yield/high-risk fixed-income securities. The Fund invests primarily in high-yield corporate debt securities ("junk bonds") and may invest all of its assets in such securities.

     JANUS FEDERAL TAX-EXEMPT FUND is a diversified fund that seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It will normally invest at least 80% of its net assets in securities whose income is not subject to federal income tax.

     JANUS SHORT-TERM BOND FUND is a diversified fund that seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in short- and intermediate-term fixed-income securities. It will normally maintain a dollar-weighted average portfolio effective maturity not to exceed three years.

PORTFOLIO POLICIES
     The Funds' Prospectuses discuss the types of securities in which the Funds will invest, portfolio policies of the Funds and the investment techniques of the Funds. The Prospectuses include a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's portfolio securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal years ended October 31.


                      Fund Name                        1997       1996
----------------------------------------------------------------------
Janus Fund...........................................  132%       104%
Janus Enterprise Fund................................  111%        93%
Janus Mercury Fund...................................  157%       177%
Janus Olympus Fund...................................  244%       303%(1)
Janus Special Situations Fund........................  146%(2)     N/A
Janus Twenty Fund....................................  123%       137%
Janus Worldwide Fund.................................   79%        80%
Janus Overseas Fund..................................   72%        71%
Janus Balanced Fund..................................  139%       151%
Janus Equity Income Fund.............................  180%       325%(3)
Janus Growth and Income Fund.........................  127%       153%
Janus Flexible Income Fund...........................  207%       214%
Janus High-Yield Fund................................  404%       324%
Janus Federal Tax-Exempt Fund........................  304%       225%
Janus Short-Term Bond Fund...........................  133%       486%
----------------------------------------------------------------------



(1) Annualized rate based on the ten month period ended October 31, 1996.


(2) Annualized rate based on the ten month period ended October 31, 1997.


(3) Annualized rate based on the four month period ended October 31, 1996.



     For the fiscal year ended October 31, 1997, the lower portfolio turnover rate for Janus Equity Income Fund was primarily the result of comparing an annualized rate for a four month period for 1996 to the rate for a complete twelve month period for 1997. With respect to Janus High-Yield Fund and Janus Federal Tax-Exempt Fund for the same period, the higher portfolio turnover rates are primarily attributable to increased purchase and sales activity resulting from increased assets. With respect to Janus Short-Term Bond Fund for that period, the lower portfolio turnover rate is primarily attributable to decreased purchase and sales activity in the portfolio.


INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS
     As indicated in the Prospectus, the Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, each of the Funds may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets for Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund, and Janus Twenty Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of their total assets, Janus Twenty Fund, Janus Enterprise Fund, Janus Special Situations Fund and Janus Olympus Fund may invest in the securities of as few as two issuers.

     (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities); provided, however, that for Janus Federal Tax-Exempt Fund this limitation does not apply to municipal obligations. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

     (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

     The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (g) The Funds may not invest in companies for the purpose of exercising control of management.

     Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

     For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS
     JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities, which include debt securities and preferred stock.

     JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

     JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

     JANUS SHORT-TERM BOND FUND. As an operational policy, this Fund will not invest in any debt security that, at the time of purchase, causes its portfolio of debt securities to have a dollar-weighted average, then remaining effective term to maturity of three years or more. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

                              TYPES OF SECURITIES
                           AND INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS
     Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus

Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). With respect to municipal lease obligations, Janus Capital will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.


ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES
     Each Fund may invest up to 10% (without limit for Janus High-Yield Fund and Janus Flexible Income Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES
     The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

INVESTMENT COMPANY SECURITIES
     From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital subject to the terms of an exemptive order obtained by Janus Capital and the Janus funds which currently provides that each Fund will limit its aggregate investment in a Janus money market fund to the greater of (i) 5% of its total assets or (ii) $2.5 million. The Janus funds are seeking an amended and restated exemptive order that would permit each Fund to invest in Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.

DEPOSITARY RECEIPTS
     The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

MUNICIPAL OBLIGATIONS
     The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

     The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES
     Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

     VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

     TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective assets in inverse floaters.

     The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


     A Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK SECURITIES
     Janus Flexible Income Fund and Janus High-Yield Fund may invest without limit in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). No other Fund intends to invest 35% or more of its net assets in such securities. Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

     Each Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Fund unless its portfolio manager deems such securities to be the equivalent of investment grade securities.

     Subject to the above limits, each Fund may purchase defaulted securities only when their portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the respective portfolio manager's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Portfolio Securities. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
     FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

     The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

     A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

     If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

     The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

     OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

     The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

     The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

     A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

     The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

     EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

     SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

     ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                               INVESTMENT ADVISER

     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

     The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


     Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Worldwide Fund, Janus Overseas Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the average daily net assets of each Fund, 0.70% of the next $200 million of the average daily net assets of each Fund and 0.65% on the average daily net assets of each Fund in excess of $500 million.

     Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed to waive the advisory fee payable by any of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund.

     The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal years ended October 31.


                                 1997                       1996                       1995
                       ------------------------   ------------------------   ------------------------
      Fund Name        Advisory Fees    Waiver    Advisory Fees    Waiver    Advisory Fees    Waiver
------------------------------------------------------------------------------------
Janus Fund             $114,245,282           -    $89,848,418           -    $69,101,695           -
Janus Enterprise Fund  $  4,438,870           -    $ 4,348,549           -    $ 3,078,635           -
Janus Mercury Fund     $ 13,721,557           -    $12,407,830           -    $ 7,719,633           -
Janus Olympus Fund     $  3,801,421           -    $ 1,783,296(3)        -            N/A         N/A
Janus Special
  Situations Fund      $  1,090,013(4)        -            N/A           -            N/A         N/A
Janus Twenty Fund      $ 32,875,794           -    $22,477,667           -    $18,127,825           -
Janus Worldwide Fund   $ 51,015,512           -    $19,645,721           -    $11,013,534           -
Janus Overseas Fund    $ 14,049,919           -    $ 2,528,345           -    $   657,146           -
Janus Balanced Fund    $  2,167,710           -    $ 1,264,551           -    $   879,437           -
Janus Equity Income
  Fund                 $    394,962           -    $    71,858(2)        -            N/A         N/A
Janus Growth and
  Income Fund          $  9,650,498           -    $ 5,501,734           -    $ 3,703,827           -
Janus Flexible Income
  Fund                 $  3,910,319           -    $ 3,620,317           -    $ 2,775,005           -
Janus High-Yield Fund  $  1,993,630    $ 18,746    $   556,207(3) $122,504            N/A         N/A
Janus Federal Tax-
  Exempt Fund          $    321,447    $236,762    $   217,873    $167,598    $   175,910(1) $175,910
Janus Short-Term Bond
  Fund                 $    314,737    $258,118    $   274,319    $238,092    $   307,992    $268,791


-------------------------------------------------------------------------------

(1) Fee waiver by Janus Capital exceeded the advisory fee.

(2) June 28, 1996 (inception) to October 31, 1996.
(3) December 29, 1995 (inception) to October 31, 1996.
(4) December 31, 1996 (inception) to October 31, 1997.


     The Advisory Agreement for each of the Funds is dated July 1, 1997. Each Advisory Agreement will continue in effect until July 1, 1998, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement
(i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectuses, Janus Capital does not permit the Funds' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

                           CUSTODIAN, TRANSFER AGENT
                            AND CERTAIN AFFILIATIONS

     State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Funds held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund and, in addition, $4 per open shareholder account for all of the Funds except Janus Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the growth and combination funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds pay DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Funds pay DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

     The Trustees have authorized the Funds to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange

Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

                             PORTFOLIO TRANSACTIONS
                                 AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

     For the year ended October 31, 1997, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:


                Fund Name                  Commissions    Transactions
------------------------------------------------------------------------
Janus Fund                                 $13,951,718   $14,043,222,546
Janus Enterprise Fund                      $   362,139   $   255,070,619
Janus Mercury Fund                         $ 1,377,594   $ 1,402,918,822
Janus Olympus Fund                         $   295,772   $   381,121,302
Janus Special Situations Fund              $    82,085   $    75,148,095
Janus Twenty Fund                          $ 4,205,641   $ 5,051,678,730
Janus Worldwide Fund                       $   795,661   $   712,588,487
Janus Overseas Fund                        $   122,777   $   103,027,435
Janus Balanced Fund                        $   108,321   $    96,178,072
Janus Equity Income Fund                   $    31,278   $    25,876,481
Janus Growth and Income Fund               $ 1,062,202   $ 1,091,709,588
Janus High-Yield Fund(1)                   $     5,775   $     1,689,141
------------------------------------------------------------------------


(1) Most of the securities transactions for this Fund involved dealers acting as principal.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

     Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the

Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

     The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:


               Fund Name                     1997          1996          1995
---------------------------------------------------------------------------------
Janus Fund                                $44,265,867   $29,000,380   $26,219,202
Janus Enterprise Fund                     $ 1,366,558   $ 1,188,690   $ 2,084,312
Janus Mercury Fund                        $ 5,379,505   $ 5,337,713   $ 5,712,916
Janus Olympus Fund                        $ 1,188,032   $   713,190(2)           -
Janus Special Situations Fund             $   833,811(3)           -            -
Janus Twenty Fund                         $ 8,145,093   $ 7,346,447   $ 7,647,982
Janus Worldwide Fund                      $26,537,096   $10,947,924   $ 7,493,192
Janus Overseas Fund                       $ 9,508,507   $ 1,900,947   $   568,384
Janus Balanced Fund                       $   642,234   $    64,843   $   305,855
Janus Equity Income Fund                  $   179,800   $    63,683(1)           -
Janus Growth and Income Fund              $ 3,401,847   $ 1,985,334   $ 1,498,178
Janus Flexible Income Fund                $    35,674   $    15,386   $    35,138
Janus High-Yield Fund                     $    55,654   $    39,981(2)           -
Janus Short-Term Bond Fund                $     3,092             -   $     6,548
---------------------------------------------------------------------------------


(1) June 28, 1996 (inception) to October 31, 1996.
(2) December 29, 1995 (inception) to October 31, 1996.
(3) December 31, 1996 (inception) to October 31, 1997.
Note: Funds that are not included in the table did not pay brokerage commissions because securities transactions for such Funds involved dealers acting as principals.

     Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:



                             Commission Paid
                             through DSTS for
                             the Period Ended     Reduction
                               October 31,            of         % of Total     % of Total
        Fund Name                 1997*           Expenses*     Commissions+   Transactions
------------------------------------------------------------------------------------
Janus Fund                      $1,118,869         $839,152        2.53%           2.73%
Janus Enterprise Fund           $   33,551         $ 28,388        2.46%           1.87%
Janus Mercury Fund              $   95,033         $ 71,275        1.77%           1.85%
Janus Olympus Fund              $    5,922         $  4,442         .50%            .68%
Janus Special Situations
  Fund                          $    7,855(1)      $  5,892         .94%            .69%
Janus Twenty Fund               $  177,408         $133,056        2.18%           1.96%
Janus Worldwide Fund            $  177,943         $133,457         .67%           1.54%
Janus Overseas Fund             $   15,169         $ 11,377         .16%            .35%
Janus Balanced Fund             $    2,636         $  1,977         .41%            .51%
Janus Equity Income Fund        $    1,920         $  1,440        1.07%            .87%
Janus Growth and Income
  Fund                          $   76,575         $ 57,431        2.25%           2.20%
------------------------------------------------------------------------------------


(1) December 31, 1996 (inception) to October 31, 1997.


                        Commission Paid                          Commission
                        through DSTS for                     Paid through DSTS
                        the Period Ended     Reduction         for the Period        Reduction
                          October 31,            of                Ended                 of
      Fund Name              1996*           Expenses*       October 31, 1995*       Expenses*
------------------------------------------------------------------------------------
Janus Fund                  $470,414          $352,810           $1,125,368           $844,026
Janus Enterprise Fund       $ 11,030          $  8,273           $   96,932           $ 72,699
Janus Mercury Fund          $ 88,645          $ 66,483           $  171,777           $128,833
Janus Olympus Fund          $  1,117(2)       $    838                   --                 --
Janus Twenty Fund           $183,255          $137,441           $  378,575           $283,931
Janus Worldwide Fund        $104,173          $ 78,130           $  164,193           $123,145
Janus Overseas Fund         $  5,123          $  3,842           $    2,783           $  2,087
Janus Balanced Fund         $  9,591          $  7,194           $    9,143           $  6,857
Janus Equity Income
  Fund                      $     83(1)       $     62                   --                 --
Janus Growth and
  Income Fund               $ 79,006          $ 59,254           $   98,373           $ 73,780
------------------------------------------------------------------------------------


* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1) June 28, 1996 (inception) to October 31, 1996.
(2) December 29, 1995 (inception) to October 31, 1996.
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.

     As of October 31, 1997, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                                              Value of
                                         Name of             Securities
          Fund Name                   Broker-Dealer             Owned
------------------------------------------------------------------------
Janus Fund                     Charles Schwab Corp.          266,206,975
Janus Enterprise Fund          Charles Schwab Corp.           12,113,931
Janus Mercury Fund             Charles Schwab Corp.           16,958,419
Janus Olympus Fund             Charles Schwab Corp.           11,943,750
                               Merrill Lynch & Co., Inc.       5,212,197
Janus Special Situations Fund  Charles Schwab Corp.            3,412,500
Janus Twenty Fund              Merrill Lynch & Co., Inc.     247,551,456
Janus Balanced Fund            Charles Schwab Corp.            4,135,950
Janus Equity Income Fund       Charles Schwab Corp.            1,399,125
Janus Growth and Income Fund   Charles Schwab Corp.           18,768,750
                               Merrill Lynch & Co., Inc.      42,265,625


                             OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

David J. Corkins*+ - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1995-1997). Formerly, Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business (1993-1995).


James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.


David C. Decker* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Special Situations Fund. Assistant Portfolio Manager of Janus Fund. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1992-1996).


James P. Goff* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Enterprise Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993 to February 1997).

Warren B. Lammert*+ - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Mercury Fund. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993-December 1996) and Janus Balanced Fund (September 1992-December 1993).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

+Mr. Corkins and Mr. Lammert are related by marriage.

Ronald V. Speaker* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Flexible Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus High-Yield Fund (December 1995-February 1998). Formerly, Portfolio Manager of Janus Short-Term Bond Fund (September 1992-December 1995) and Janus Federal Tax-Exempt Fund (May 1993-December 1995).



Helen Young Hayes*+ - Executive Vice President

100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Worldwide Fund and Janus Overseas Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly securities analyst at Janus Capital (1987 to 1993).

Blaine P. Rollins* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund. Assistant Portfolio Manager of Janus Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, fixed-income trader and equity securities analyst at Janus Capital (1990-1995).


Sandy R. Rufenacht* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus Flexible Income Fund (June 1996-February 1998). Formerly senior accountant, fixed-income trader and fixed-income research analyst at Janus Capital (1990-1995).


Scott W. Schoelzel* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Twenty Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly (1995-1997), Executive Vice President and Portfolio Manager of Janus Olympus Fund. Formerly (January 1994-June 1995), Vice President of Investments at Janus Capital. Formerly (1991-1993) a Portfolio Manager with Founders Asset Management, Denver, Colorado.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

+Ms. Hayes and Ms. Young are sisters.

Darrell W. Watters* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, municipal bond trader and research analyst at Janus Capital (1993-1995).


Claire Young*+ - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Executive Vice President and Portfolio Manager of Janus Olympus Fund. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1992-1997).


Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital. Director of IDEX, Janus Service Corporation and Janus Distributors, Inc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928

     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928

     Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration services).


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

+Ms. Young and Ms. Hayes are sisters.

#Member of the Trust's Executive Committee.

Gary O. Loo# - Trustee
102 N. Cascade, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
14103 Denver West Parkway
Golden, CO 80401

     Trustee of Janus Aspen Series. President and Chief Executive Officer, BCE West L.P., Phoenix, AZ (restaurant chain). Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain); (1993 to 1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).


Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

James T. Rothe - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust ("Declaration of Trust"), Massachusetts law or the 1940 Act.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                           Aggregate Compensation      Total Compensation
                             from the Funds for     from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position      October 31, 1997         December 31, 1997**
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                    $25,795                   $14,500
William D. Stewart,
  Trustee                     $56,833                   $70,667
Gary O. Loo, Trustee          $51,792                   $60,667
Dennis B. Mullen, Trustee     $55,599                   $67,167
Martin H. Waldinger,
  Trustee                     $54,360                   $67,667
James T. Rothe, Trustee++     $39,476                   $64,833
-----------------------------------------------------------------------------


 * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

** As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.


 + Mr. Shepardson retired as a Fund Trustee on March 31, 1997.


++ Mr. Rothe began serving as a Fund Trustee on January 1, 1997.


                               PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION
     As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

                              REDEMPTION OF SHARES

     Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares -- Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

                              SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectuses. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS
     As stated in the Prospectuses, shareholders may initiate a number of transactions by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS
     As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

                             TAX DEFERRED ACCOUNTS

     The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Regular and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

     Contributions under Regular and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number. The Funds reserve the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

     Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

     To receive additional information about Regular and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Regular or Roth IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

                           INCOME DIVIDENDS, CAPITAL
                              GAINS DISTRIBUTIONS
                                 AND TAX STATUS

     It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Twenty Fund and Janus Worldwide Fund declare and make annual distributions of income (if any); Janus Equity Income Fund, Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.

     The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments are profitable, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

     Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under section 853 of the Code to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

                             PRINCIPAL SHAREHOLDERS


     As of January 22,1998, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds. In addition, as of January 22, 1998, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National

Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds, as shown below:



                       Fund Name                         Held by Schwab
-----------------------------------------------------------------------
Janus Fund.............................................      14.16%
Janus Enterprise Fund..................................      13.18%
Janus Mercury Fund.....................................      16.30%
Janus Olympus Fund.....................................      25.43%
Janus Special Situations Fund..........................      12.63%
Janus Twenty Fund......................................       9.05%
Janus Worldwide Fund...................................      25.99%
Janus Overseas Fund....................................      33.69%
Janus Balanced Fund....................................      16.45%
Janus Equity Income Fund...............................      11.58%
Janus Growth and Income Fund...........................      17.23%
Janus Flexible Income Fund.............................      36.50%
Janus High-Yield Fund..................................      35.01%
Janus Federal Tax-Exempt Fund..........................      13.94%
Janus Short-Term Bond Fund.............................      19.87%
-----------------------------------------------------------------------



                   Fund Name                     Held by National Financial
---------------------------------------------------------------------------
Janus Olympus Fund.............................             7.01%
Janus Special Situations Fund..................             6.50%
Janus Worldwide Fund...........................            10.09%
Janus Overseas Fund............................            14.69%
Janus Equity Income Fund.......................             5.69%
Janus Flexible Income Fund.....................             6.94%
Janus High-Yield Fund..........................            10.90%
---------------------------------------------------------------------------



     According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.



     In addition, as of January 22, 1998, more than 5% of the outstanding shares of the following funds were owned of record by the shareholders listed below:



                                Shareholder and
        Fund                   Address of Record           Percentage Ownership
-------------------------------------------------------------------------------
Janus Balanced Fund    Texas Commerce Bank Trust                  5.18%
                       PO Box 2558
                       Houston, TX 77252-2558
Janus High-Yield Fund  FTC & Co.                                  5.30%
                       PO Box 173736
                       Denver, CO 80217-3736
Janus Short-Term Bond  Janus Capital Corporation                  7.09%
  Fund                 100 Fillmore Street
                       Denver, CO 80206-4916
-------------------------------------------------------------------------------



     To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding shares of any Fund as of January 22, 1998.

                           MISCELLANEOUS INFORMATION

     Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 19 separate series. On June 16, 1986, the Trust assumed all the assets and liabilities of its predecessor corporation, Janus Fund, Inc., which was incorporated under the laws of Maryland on September 18, 1968. All references in this SAI to Janus Fund and all financial and other information about Janus Fund prior to June 16, 1986, are to the former Janus Fund, Inc.; all references after June 16, 1986 are to the Janus Fund series of the Trust.

     On August 7, 1992, in a tax-free reorganization, the Trust assumed all the assets and liabilities of (i) the Janus Flexible Income Fund series of Janus Income Series, a separate Massachusetts business trust created on May 28, 1986; and (ii) Janus Twenty Fund, Inc., a Maryland corporation originally incorporated as Janus Value Fund in 1984. Shareholders received shares of the series of the Trust equal both in number and net asset value to their shares of the respective predecessor entity. In connection with the reorganization, Janus Flexible Income Fund changed its fiscal year end from December 31 to October 31. All references in this SAI to Janus Flexible Income Fund and Janus Twenty Fund, and all financial and other information about such Funds prior to August 7, 1992, are to the respective predecessor entities; all references after August 7, 1992, are to the respective series of the Trust.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST
     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

VOTING RIGHTS
     The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series of the Trust will vote separately only with respect to those matters that affect only that series or if a series' interest in the matter differs from the interests of other series of the Trust.

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT
     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                            PERFORMANCE INFORMATION

     The Prospectus contains a brief description of how performance is calculated.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     The average annual total return of each Fund, computed as of October 31, 1997, is shown in the table below:


                                                            Average Annual Total Return
                                 Date        Number      ----------------------------------
                               Available    of Months     One      Five     Ten     Life of
          Fund Name            for Sale    in Lifetime    Year    Years    Years     Fund
------------------------------------------------------------------------------------
Janus Fund                        2/5/70       333       24.18%   16.54%   18.01%   16.91%
Janus Enterprise Fund             9/1/92        62        3.31%   16.47%      N/A   18.86%
Janus Mercury Fund                5/3/93        54       17.07%      N/A      N/A   22.06%
Janus Olympus Fund              12/29/95        22       24.98%      N/A      N/A   26.90%
Janus Special Situations Fund   12/31/96        10          N/A      N/A      N/A   40.80%(1)
Janus Twenty Fund                 5/2/85       150       31.65%   18.44%   21.28%   17.64%
Janus Worldwide Fund             5/15/91      77.5       23.34%   21.06%      N/A   20.27%
Janus Overseas Fund               5/2/94        42       23.56%      N/A      N/A   19.45%
Janus Balanced Fund               9/1/92        62       23.38%   15.56%      N/A   16.41%
Janus Equity Income Fund         6/28/96        16       29.46%      N/A      N/A   33.19%
Janus Growth and Income Fund     5/15/91      77.5       37.78%   20.43%      N/A   20.44%
Janus Flexible Income Fund        7/2/87       124       11.48%   10.21%    9.99%    9.47%
Janus High-Yield Fund           12/29/95        22       16.94%      N/A      N/A   20.12%
Janus Federal Tax-Exempt Fund     5/3/93        54        7.72%      N/A      N/A    5.56%
Janus Short-Term Bond Fund        9/1/92        62        7.70%    5.41%      N/A    5.19%
------------------------------------------------------------------------------------



(1) Cumulative total return from December 31, 1996 (inception) to October 31, 1997.


     Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
           ----------------------------------------------
            cd

     where a = dividend and interest income
           b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were
               entitled to receive dividends
           d = maximum net asset value per share on the last day of the period

     The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.

     The yield for the 30-day period ending October 31, 1997, for the Fixed-Income Funds is shown below:


Janus Flexible Income Fund                       6.61%
Janus High-Yield Fund                            7.87%
Janus Federal Tax-Exempt Fund                    4.79%
Janus Short-Term Bond Fund                       6.04%


     From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar, Inc. or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/ Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Janus Worldwide Fund and Janus Overseas Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

                              FINANCIAL STATEMENTS


     The following audited financial statements for the period ended October 31, 1997 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 1997. Copies of such reports accompany this SAI.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS:

     Schedules of Investments as of October 31, 1997

     Statements of Operations for the period ended October 31, 1997

     Statements of Assets and Liabilities as of October 31, 1997

    Statements of Changes in Net Assets for the periods ended October 31, 1997 and 1996

     Financial Highlights for each of the periods indicated

     Notes to Financial Statements


     Reports of Independent Accountants


     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

     The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
AAA                  Highest rating; extremely strong capacity to pay
                     principal and interest.
AA                   High quality; very strong capacity to pay principal
                     and interest.
A                    Strong capacity to pay principal and interest;
                     somewhat more susceptible to the adverse effects of
                     changing circumstances and economic conditions.
BBB                  Adequate capacity to pay principal and interest;
                     normally exhibit adequate protection parameters,
                     but adverse economic conditions or changing
                     circumstances more likely to lead to a weakened
                     capacity to pay principal and interest than for
                     higher rated bonds.
NON-INVESTMENT GRADE
BB, B,               Predominantly speculative with respect to the
CCC, CC, C           issuer's capacity to meet required interest and
                     principal payments. BB -- lowest degree of
                     speculation; C -- the highest degree of
                     speculation. Quality and protective characteristics
                     outweighed by large uncertainties or major risk
                     exposure to adverse conditions.
D                    In default.
------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
Aaa                  Highest quality, smallest degree of investment
                     risk.
Aa                   High quality; together with Aaa bonds, they compose
                     the high-grade bond group.
A                    Upper-medium grade obligations; many favorable
                     investment attributes.
Baa                  Medium-grade obligations; neither highly protected
                     nor poorly secured. Interest and principal appear
                     adequate for the present but certain protective
                     elements may be lacking or may be unreliable over
                     any great length of time.
NON-INVESTMENT GRADE
Ba                   More uncertain, with speculative elements.
                     Protection of interest and principal payments not
                     well safeguarded during good and bad times.
B                    Lack characteristics of desirable investment;
                     potentially low assurance of timely interest and
                     principal payments or maintenance of other contract
                     terms over time.
Caa                  Poor standing, may be in default; elements of
                     danger with respect to principal or interest
                     payments.
Ca                   Speculative in a high degree; could be in default
                     or have other marked shortcomings.
C                    Lowest-rated; extremely poor prospects of ever
                     attaining investment standing.
------------------------------------------------------------------------

     Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                             JANUS INVESTMENT FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 17, 1998

                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                                Investor Shares

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1998, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                      LOGO

                             JANUS INVESTMENT FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Investment Policies and Restrictions.......................................... 3
Types of Securities and Investment Techniques................................. 5
Performance Data............................................................. 10
Determination of Net Asset Value............................................. 12
Investment Adviser and Administrator......................................... 12
Custodian, Transfer Agent and Certain Affiliations........................... 15
Portfolio Transactions and Brokerage......................................... 15
Officers and Trustees........................................................ 17
Purchase of Shares........................................................... 20

Redemption of Shares......................................................... 21

Shareholder Accounts......................................................... 21

Tax-Deferred Accounts........................................................ 22

Dividends and Tax Status..................................................... 22

Principal Shareholders....................................................... 24


Miscellaneous Information.................................................... 24

     Shares of the Trust..................................................... 24

     Voting Rights........................................................... 25

     Independent Accountants................................................. 25
     Registration Statement.................................................. 25

Financial Statements......................................................... 26


Appendix A - Description of Securities Ratings............................... 27


Appendix B - Description of Municipal Securities............................. 30

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES
                                AND RESTRICTIONS

INVESTMENT OBJECTIVES
     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS
     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.
                            TYPES OF SECURITIES AND
                             INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

     Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS
     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES
     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES
     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS
     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital subject to the terms of an exemptive order obtained by Janus Capital and the Janus Funds which currently provides that each Janus Fund will limit its aggregate investment in a Janus money market fund to the greater of (i) 5% of its total assets or (ii) $2.5 million. The Janus funds are seeking an amended and restated exemptive order that would permit the non-money market funds to invest in the Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.


MUNICIPAL LEASES
     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments".

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

                                PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Fund's current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

     The Shares' current yield and effective yield for the seven-day period ended October 31, 1997 is shown below:


                                             Seven-day         Effective
                 Fund Name                     Yield        Seven-day Yield
---------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares      5.21%             5.35%
Janus Government Money Market Fund -
  Investor Shares                              5.13%             5.26%
Janus Tax-Exempt Money Market Fund -
  Investor Shares*                             3.15%             3.20%
---------------------------------------------------------------------------



*Janus Tax-Exempt Money Market Fund Investor Shares' tax equivalent yield for the seven day period ended October 31, 1997 was 4.37%.



     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

                                DETERMINATION OF
                                NET ASSET VALUE

     Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed
 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR

     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

     On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs.

     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                1997                      1996                     1995(1)
                       -----------------------   -----------------------   -----------------------
                        Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                       Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
      Fund Name        to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
------------------------------------------------------------------------------------
Janus Money Market
  Fund                 $6,858,596   $3,429,298   $3,101,530   $1,550,765    $874,302     $437,151
Janus Government
  Money Market Fund      $362,308     $181,154     $330,914     $165,457    $151,606       $75,803
Janus Tax-Exempt
  Money Market Fund      $158,812      $79,406     $140,898      $70,449     $82,622       $41,311
------------------------------------------------------------------------------------



(1) February 15, 1995 (inception) to October 31, 1995.


     The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                                    1997             1996           1995(1)
                                               --------------   --------------   --------------
                                               Administration   Administration   Administration
                  Fund Name                         Fees             Fees             Fees
------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares        $4,415,259       $3,381,669       $1,636,704
Janus Government Money Market Fund - Investor
  Shares                                           $615,966          $560,294          $311,887
Janus Tax-Exempt Money Market Fund - Investor
  Shares                                           $379,650          $343,475          $203,530
------------------------------------------------------------------------------------


(1) February 15, 1995 (inception) to October 31, 1995.

     Advisory fees are paid on the Fund level while administration fees are paid on the class level.

     The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1, 1998, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

                           CUSTODIAN, TRANSFER AGENT
                            AND CERTAIN AFFILIATIONS

     UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

                             PORTFOLIO TRANSACTIONS
                                 AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal year ended October 31, 1997, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.



     For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:



                 Fund Name                      1997        1996       1995
---------------------------------------------------------------------------
Janus Money Market Fund                          $0        $4,851      $0
Janus Government Money Market Fund               $0          $0        $0
Janus Tax-Exempt Money Market Fund               $0          $0        $0
---------------------------------------------------------------------------


     The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     As of October 31, 1997, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                    Name of                  Value of
       Fund Name                 Broker-Dealer           Securities Owned
-------------------------------------------------------------------------
Janus Money Market Fund  Bankers Trust Securities Corp.     129,982,478
                         BZW Securities, Inc.               205,000,000
                         Goldman Sachs Group L.P.           230,000,000
                         Lehman Brothers, Inc.               28,800,000
                         Merrill Lynch & Co.                 50,000,000
                         Morgan Stanley Dean Witter         225,000,000
                         Nationsbank Discover and Co.        50,000,000
Janus Government Money   CS First Boston                     40,000,000
  Market Fund            HSBC Securities, Inc.               39,300,000
                         Lehman Brothers, Inc.               10,000,000


                             OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


James P. Craig, III*# - Trustee
100 Fillmore Street
Denver, CO 80206-4928

     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.


Sharon S. Pichler* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital. Director of IDEX, Janus Service Corporation and Janus Distributors, Inc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928

     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928

     Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo# - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
14103 Denver West Parkway
Golden, CO 80401

     Trustee of Janus Aspen Series. President and Chief Executive Officer, BCE West L.P., Phoenix, AZ (restaurant chain). Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

James T. Rothe -- Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus

Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                           Aggregate Compensation      Total Compensation
                             from the Funds for     from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position      October 31, 1997         December 31, 1997**
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                     $2,402                   $14,500
William D. Stewart,
  Trustee                      $4,977                   $70,667
Gary O. Loo, Trustee           $4,533                   $60,667
Dennis B. Mullen, Trustee      $4,881                   $67,167
Martin H. Waldinger,
  Trustee                      $4,725                   $67,667
James T. Rothe, Trustee++      $3,445                   $64,833
-----------------------------------------------------------------------------


 *An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.


 +Mr. Shepardson retired as a Fund Trustee on March 31, 1997.


++Mr. Rothe began serving as a Fund Trustee on January 1, 1997.


                               PURCHASE OF SHARES


     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of Shares.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

                              REDEMPTION OF SHARES

     Procedures for redemption of Shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

                              SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

SYSTEMATIC REDEMPTIONS
     As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the net asset value. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Shares in the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or their Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

                             TAX-DEFERRED ACCOUNTS

     The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). Regular and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and the Defined Contribution Plans may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

     Contributions under Regular and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number.

     Distributions from tax deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred plan, in order to determine the income tax impact of any such distribution.

     To receive additional information about Regular and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Regular or Roth IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

                            DIVIDENDS AND TAX STATUS

     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends in cash or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed at the next determined net asset value. If processed by 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day and no dividend will be accrued for such day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.


     Distributions for all of the Funds (except Janus Tax-Exempt Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

                             PRINCIPAL SHAREHOLDERS


     As of January 22, 1998, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



     As of January 22, 1998, Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206-4916, owned 10.58% of the Shares of Janus Money Market Fund.


                           MISCELLANEOUS INFORMATION

     Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of shares. The Funds were added to the Trust as separate series on December 9, 1994.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST
     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.

VOTING RIGHTS
     The present Trustees were elected at a meeting of shareholders held on July 10, 1992 with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT
     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

     The following audited financial statements of the Funds for the period ended October 31, 1997 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1997. A copy of such report accompanies this SAI.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


     Schedules of Investments as of October 31, 1997


     Statements of Operations for the period ended October 31, 1997

     Statements of Assets and Liabilities as of October 31, 1997

     Statements of Changes in Net Assets for the periods ended October 31, 1997 and 1996

     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD AND POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS
     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT-TERM MUNICIPAL LOANS
     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.


     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.


OTHER SHORT-TERM DEBT SECURITIES
     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH
--------------------------------------------------------------------------------

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.
--------------------------------------------------------------------------------

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S.
               Treasury short-term obligations.
Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.
--------------------------------------------------------------------------------

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.
TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.
--------------------------------------------------------------------------------

A1+ Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.
A2 Obligations supported by a good capacity for timely repayment.
A3 Obligations supported by a satisfactory capacity for timely repayment.
B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
C Obligations for which there is a high risk of default or which are currently in default.

--------------------------------------------------------------------------------

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES
     MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

     1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                               JANUS VENTURE FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 17, 1998

     Janus Venture Fund (the "Fund") is a no-load mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Subject to this policy, the Fund may also invest in larger issuers. Depending upon its portfolio managers' opinion of prevailing market, financial and economic conditions, the Fund may at times hold substantial positions in cash or interest-bearing securities.

     The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund is managed by Janus Capital Corporation ("Janus Capital").

     The Fund has discontinued public sales of its shares to new investors. However, shareholders who maintain open Fund accounts are permitted to continue to purchase shares of the Fund and to reinvest any dividends and/or capital gains distributions in shares of the Fund. Once a shareholder's Fund account is closed, it may not be possible for that shareholder to purchase additional Fund shares. See the "Shareholder's Manual" section of the Prospectus for more details. The Fund may resume sales of its shares at some future date, although it has no present intention of doing so.

     This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated February 17, 1998, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

                                      LOGO

                               JANUS VENTURE FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Investment Policies, Restrictions and Techniques.............................. 3
     Investment Objective..................................................... 3
     Portfolio Policies....................................................... 3
     Investment Restrictions.................................................. 3
Types of Securities and Investment Techniques................................. 5
       Illiquid Investments................................................... 5
       Zero Coupon, Pay-In-Kind and Step Coupon Securities.................... 6
       Pass-Through Securities................................................ 7
       Investment Company Securities.......................................... 8
       Depositary Receipts.................................................... 8
       Municipal Obligations.................................................. 9
       Other Income-Producing Securities...................................... 9
       High-Yield/High-Risk Securities....................................... 10
       Repurchase and Reverse Repurchase Agreements.......................... 11
       Futures, Options and Other Derivative Instruments..................... 11
Investment Adviser........................................................... 23
Custodian, Transfer Agent and Certain Affiliations........................... 25
Portfolio Transactions and Brokerage......................................... 26
Officers and Trustees........................................................ 28
Purchase of Shares........................................................... 31
     Net Asset Value Determination........................................... 31
     Reinvestment of Dividends and Distributions............................. 32
Redemption of Shares......................................................... 32
Shareholder Accounts......................................................... 33
     Telephone Transactions.................................................. 33
     Systematic Redemptions.................................................. 33
Tax-Deferred Accounts........................................................ 34

Income Dividends, Capital Gains Distributions and Tax Status................. 35

Principal Shareholders....................................................... 35
Miscellaneous Information.................................................... 35
     Shares of the Trust..................................................... 36
     Voting Rights........................................................... 36

     Independent Accountants................................................. 37


     Registration Statement.................................................. 37

Performance Information...................................................... 37

Financial Statements......................................................... 38


Appendix A................................................................... 39

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES,
                          RESTRICTIONS AND TECHNIQUES

INVESTMENT OBJECTIVE
     As stated in the Prospectus, the Fund's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval.

PORTFOLIO POLICIES

     The Prospectus discusses the types of securities in which the Fund will invest, portfolio policies of the Fund and the investment techniques of the Fund. The Prospectus includes a discussion of portfolio turnover policies. The Fund's portfolio turnover rates (total purchases or sales, whichever is less, compared to average monthly value of portfolio securities) for the fiscal years ended October 31, 1997 and October 31, 1996, were 146% and 136%, respectively.


INVESTMENT RESTRICTIONS
     As indicated in the Prospectus, the Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. As fundamental policies, the Fund may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

     (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

     (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

     As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

     (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (e) The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (g) The Fund may not invest in companies for the purpose of exercising control of management.

     Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC") the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

     For purposes of the Fund's restriction on investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

                            TYPES OF SECURITIES AND
                             INVESTMENT TECHNIQUES

ILLIQUID INVESTMENTS
     The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a Nationally Recognized Statistical Rating Organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES
     The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES
     The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The Fund's portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

INVESTMENT COMPANY SECURITIES
     From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital subject to the terms of an exemptive order obtained by Janus Capital and the Janus funds which currently provides that the Fund will limit its aggregate investment in a Janus money market fund to the greater of (i) 5% of its total assets or (ii) $2.5 million. The Janus funds are seeking an amended and restated exemptive order that would permit the Fund to invest in Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.

DEPOSITARY RECEIPTS
     The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

MUNICIPAL OBLIGATIONS
     The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES
     Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

     VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). See also "Inverse Floaters."

     STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

     TENDER OPTION BONDS. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

     INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value. Certain variable rate securities (including certain mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. The Fund will not invest more than 5% of its assets in inverse floaters.

     The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

HIGH-YIELD/HIGH-RISK SECURITIES
     The Fund intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

     The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

     Subject to the above limits, the Fund may purchase defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio managers' belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


     The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
     FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

     The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

     The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

     If the Fund owns Treasury bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests D for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities D which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

     The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

     The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

     The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

     A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

     The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options,
(ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

     SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

     ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                               INVESTMENT ADVISER

     As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

     The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

     The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the Fund's average daily net assets, 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets of the Fund in excess of $500 million.

     For the fiscal year ended October 31, 1997, the investment advisory fee was $9,406,417. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund incurred investment advisory fees of $12,316,252 and $10,947,796, respectively. Janus Capital did not waive any portion of its fee in any of these years.


     The Advisory Agreement is dated July 1, 1997, and it will continue in effect until July 1, 1998, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating Funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit the Fund's portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Fund and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

                           CUSTODIAN, TRANSFER AGENT
                            AND CERTAIN AFFILIATIONS

     State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees, have custody of the assets of the Fund held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Fund pays DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

     The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

                             PORTFOLIO TRANSACTIONS
                                 AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities.

     Most brokers and dealers used by Janus Capital provide research and other services described above. For the year ended October 31, 1997, the Fund paid $709,774 of its total brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund on transactions of $408,620,190. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Fund. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

     Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.


     The total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 1997, was $3,599,484. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund paid brokerage commissions of $3,945,142 and $3,920,258, respectively. Included in the brokerage commissions paid for the fiscal year ended October 31, 1997, was $51,096 paid through DSTS, which served to reduce by

$38,322 certain out-of-pocket expenses paid by the Fund. Included in brokerage commissions paid for the fiscal years ended October 31, 1996 and October 31, 1995, was $64,665 and $143,719, respectively, paid through DSTS which served to reduce by $48,499 and $107,789, respectively, certain out-of-pocket expenses. Brokerage commissions paid through DSTS for the 1997 fiscal year represented 1.42% of the Fund's aggregate brokerage commissions for such fiscal year, while 1.54% of the aggregate dollar amount of the Fund's portfolio transactions involving a commission payment were executed through DSTS. The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker. Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.


                             OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


James P. Craig, III*# - Trustee and Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

William H. Bales* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Venture Fund. Formerly, research analyst at Janus Capital (1993-1996).

Jonathan D. Coleman* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Venture Fund. Formerly, research analyst at Janus Capital (1994-1996). Fulbright Fellow (1993-1994). Obtained a Bachelor of Arts in Political Economy and Spanish from Williams College (1991-1993).

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital. Director of IDEX, Janus Service Corporation and Janus Distributors, Inc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928

     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991 to 1997), Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928

     Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration services).


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Gary O. Loo# - Trustee
102 N. Cascade, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
14103 Denver West Parkway
Golden, CO 80401

     Trustee of Janus Aspen Series. President and Chief Executive Officer, BCE West, L.P., Phoenix, AZ (restaurant chain). Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain). Formerly (1993 to 1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).


Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

James T. Rothe - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

     The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust ("Declaration of Trust"), Massachusetts law or the 1940 Act.

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all funds advised and sponsored by Janus

Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Fund or the Janus Funds.


                           Aggregate Compensation      Total Compensation
                             from the Fund for      from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position      October 31, 1997         December 31, 1997**
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                     $1,056                   $14,500
William D. Stewart,
  Trustee                      $2,001                   $70,667
Gary O. Loo, Trustee           $1,833                   $60,667
Dennis B. Mullen, Trustee      $1,965                   $67,167
Martin H. Waldinger,
  Trustee                      $1,905                   $67,667
James T. Rothe, Trustee++      $1,277                   $64,833
-----------------------------------------------------------------------------


 *An interested person of the Fund and of Janus Capital. Compensated by Janus Capital and not the Fund.

**As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.


 +Mr. Shepardson retired as a Fund Trustee on March 31, 1997.


++Mr. Rothe began serving as a Fund Trustee on January 1, 1997.


                               PURCHASE OF SHARES

     The Fund has discontinued public sales of its shares to new investors. Only shareholders who maintain open accounts are permitted to continue to make investments in the Fund and to reinvest any dividends and capital gains distributions. Once a Fund account is closed, additional investments in the Fund may not be possible. The Shareholder's Manual section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION
     As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the New York Stock Exchange ("NYSE") is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

                              REDEMPTION OF SHARES

     Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares D Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

                              SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Fund at 1-800-525-3713 or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS
     As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS
     As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

     Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Fund at the address or phone number shown above.

                             TAX-DEFERRED ACCOUNTS

     The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Regular and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

     Contributions under Regular and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12. There is a maximum annual fee of $24 per taxpayer identification number. The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

     Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

     To receive additional information about Regular and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Fund at 1-800-525-3713 or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Regular or Roth IRA, SEP, Defined Contribution Plan or Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

                           INCOME DIVIDENDS, CAPITAL
                            GAINS DISTRIBUTIONS AND
                                   TAX STATUS

     It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year of the Fund ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code.

     The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, if these instruments are profitable, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

     Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Accordingly, the Fund does not intend to make the election permitted under section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit as this would increase the taxable income reported to shareholders and require shareholders to take the credit on their tax returns, complicating the preparation of such returns. As a result, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

                             PRINCIPAL SHAREHOLDERS


     As of January 22, 1998, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. In addition, as of January 22, 1998, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, owned 8.58% of the outstanding shares of the Fund.


                           MISCELLANEOUS INFORMATION

     The Fund was originally organized in 1984 as a Maryland corporation. On August 7, 1992, the Fund was reorganized from a Maryland corporation into Janus Venture Fund, a separate series of the Trust. Pursuant to this reorganization, the Trust assumed all the assets and liabilities of Janus Venture Fund, Inc., and shareholders received shares of Janus Venture Fund series of the Trust equal both in number and net asset value to their shares of Janus Venture Fund, Inc. All references in this SAI to the Fund and all financial and other information about the Fund prior to August 7, 1992 are to the former Janus Venture Fund, Inc.; all references after August 7, 1992, are to the Janus Venture Fund series of the Trust. As the result of the reorganization, the fiscal year end of the Fund changed from July 31 to October 31. As of the date of this SAI, the Trust consists of 18 other series.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST
     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

VOTING RIGHTS
     The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of the Fund and of each other series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. The Fund and each other series of the Trust will vote separately only with respect to those matters that affect only that series or if a series' interest in a matter differs from the interests of other series of the Trust.

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT
     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                            PERFORMANCE INFORMATION

     The Prospectus contains a brief description of how performance is calculated.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     The Fund was made available for public sale on May 2, 1985. The one year, five year, ten year and lifetime average annual total returns, computed as of October 31, 1997, for each of those periods, are 13.38%, 13.31%, 16.42% and 16.50%, respectively.


     From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar, Inc. or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Fund may also compare its performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Russell 2000 Index and the NASDAQ composite. In addition, the Fund may compare its total return to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

                              FINANCIAL STATEMENTS

     The following audited financial statements for the period ended October 31, 1997 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated October 31, 1997. A copy of such report accompanies this SAI.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:


     Schedule of Investments as of October 31, 1997


     Statement of Operations for the period ended October 31, 1997

     Statement of Assets and Liabilities as of October 31, 1997

     Statements of Changes in Net Assets for the periods ended October 31, 1997 and
       1996

     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES
     The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
AAA                  Highest rating; extremely strong capacity to pay
                     principal and interest.
AA                   High quality; very strong capacity to pay principal
                     and interest.
A                    Strong capacity to pay principal and interest;
                     somewhat more susceptible to the adverse effects of
                     changing circumstances and economic conditions.
BBB                  Adequate capacity to pay principal and interest;
                     normally exhibit adequate protection parameters,
                     but adverse economic conditions or changing
                     circumstances more likely to lead to a weakened
                     capacity to pay principal and interest than for
                     higher rated bonds.
NON-INVESTMENT GRADE
BB, B,               Predominantly speculative with respect to the
CCC, CC, C           issuer's capacity to meet required interest and
                     principal payments. BB -- lowest degree of
                     speculation; C -- the highest degree of
                     speculation. Quality and protective characteristics
                     outweighed by large uncertainties or major risk
                     exposure to adverse conditions.
D                    In default.
------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

BOND RATING          EXPLANATION
------------------------------------------------------------------------
INVESTMENT GRADE
INVESTMENT GRADE
Aaa                  Highest quality, smallest degree of investment
                     risk.
Aa                   High quality; together with Aaa bonds, they compose
                     the high-grade bond group.
A                    Upper-medium grade obligations; many favorable
                     investment attributes.
Baa                  Medium-grade obligations; neither highly protected
                     nor poorly secured. Interest and principal appear
                     adequate for the present but certain protective
                     elements may be lacking or may be unreliable over
                     any great length of time.
NON-INVESTMENT GRADE
Ba                   More uncertain, with speculative elements.
                     Protection of interest and principal payments not
                     well safeguarded during good and bad times.
B                    Lack characteristics of desirable investment;
                     potentially low assurance of timely interest and
                     principal payments or maintenance of other contract
                     terms over time.
Caa                  Poor standing, may be in default; elements of
                     danger with respect to principal or interest
                     payments.
Ca                   Speculative in a high degree; could be in default
                     or have other marked shortcomings.
C                    Lowest-rated; extremely poor prospects of ever
                     attaining investment standing.
------------------------------------------------------------------------

     Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                             JANUS INVESTMENT FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 29JANUS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 17, 1998

                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                              Institutional Shares

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1998, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                      LOGO

                             JANUS INVESTMENT FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Investment Policies and Restrictions.......................................... 3
Types of Securities and Investment Techniques................................. 5
Performance Data............................................................. 10
Determination of Net Asset Value............................................. 12
Investment Adviser and Administrator......................................... 12
Custodian, Transfer Agent and Certain Affiliations........................... 15
Portfolio Transactions and Brokerage......................................... 15
Officers and Trustees........................................................ 17
Purchase of Shares........................................................... 20

Redemption of Shares......................................................... 21

Tax Deferred Accounts........................................................ 21

Shareholder Accounts......................................................... 22


Dividends and Tax Status..................................................... 22


Principal Shareholders....................................................... 23


Miscellaneous Information.................................................... 23


     Shares of the Trust..................................................... 24


     Voting Rights........................................................... 24


     Independent Accountants................................................. 25


     Registration Statement.................................................. 25


Financial Statements......................................................... 25


Appendix A - Description of Securities Ratings............................... 26


Appendix B - Description of Municipal Securities............................. 29

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES
                                AND RESTRICTIONS

INVESTMENT OBJECTIVES
     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS
     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the costs of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

                            TYPES OF SECURITIES AND
                             INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

     Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS
     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES
     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES
     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS
     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital subject to the terms of an exemptive order obtained by Janus Capital and the Janus Funds which currently provides that each Janus Fund will limit its aggregate investment in a Janus money market fund to the greater of (i) 5% of its total assets or (ii) $2.5 million. The Janus funds are seeking an amended and restated exemptive order that would permit the non-money market funds to invest in the Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.


MUNICIPAL LEASES
     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

                                PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

     The Shares' current yield and effective yield for the seven-day period ended October 31, 1997 is shown below:


                                             Seven-day         Effective
                 Fund Name                     Yield        Seven-day Yield
---------------------------------------------------------------------------
Janus Money Market Fund - Institutional
  Shares                                       5.66%             5.82%
Janus Government Money Market Fund -
  Institutional Shares                         5.58%             5.73%
Janus Tax-Exempt Money Market Fund -
  Institutional Shares*                        3.59%             3.65%
---------------------------------------------------------------------------



*Janus Tax-Exempt Money Market Fund Institutional Shares' tax-equivalent yield for the seven-day period ended October 31, 1997 was 4.98%.


     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

                                DETERMINATION OF
                                NET ASSET VALUE

     Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.
                               INVESTMENT ADVISER
                               AND ADMINISTRATOR

     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

     On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .05%. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees.


     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                1997                      1996                     1995(1)
                       -----------------------   -----------------------   -----------------------
                        Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                       Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
      Fund Name        to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
------------------------------------------------------------------------------------
Janus Money Market
  Fund                 $6,858,596   $3,429,298   $3,101,530   $1,550,765    $874,302     $437,151
Janus Government
  Money Market Fund      $362,308     $181,154     $330,914     $165,457    $151,606       $75,803
Janus Tax-Exempt
  Money Market Fund      $158,812      $79,406     $140,898      $70,449     $82,622       $41,311
------------------------------------------------------------------------------------



(1) February 15, 1995 (inception of Funds) to October 31, 1995.


     The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                        1997                      1996                     1995(1)
                               -----------------------   -----------------------   ------------------------
                                 Admin-       Admin-       Admin-       Admin-       Admin-        Admin-
                               istration    istration    istration    istration     istration    istration
                               Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior    Fees After
          Fund Name            to Waiver      Waiver     to Waiver      Waiver      to Waiver      Waiver
------------------------------------------------------------------------------------
Janus Money Market Fund -
  Institutional Shares         $3,818,091   $1,272,697   $1,311,645    $437,215     $164,715      $54,905
Janus Government Money Market
  Fund - Institutional Shares     $85,227      $28,409      $80,097     $26,699       $20,138        $6,712
Janus Tax-Exempt Money Market
  Fund - Institutional Shares      $5,199       $1,733       $2,631        $877          $907          $302
------------------------------------------------------------------------------------



(1) April 17, 1995 (inception of Shares) to October 31, 1995.


     Advisory fees are paid on the Fund level while administration fees are paid on the class level.

     The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1, 1998, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;

(ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the

President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

                           CUSTODIAN, TRANSFER AGENT
                            AND CERTAIN AFFILIATIONS

     UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

                             PORTFOLIO TRANSACTIONS
                                 AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal year ended October 31, 1997, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


     For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:


                 Fund Name                      1997        1996       1995
---------------------------------------------------------------------------
Janus Money Market Fund                          $0        $4,851      $0
Janus Government Money Market Fund               $0          $0        $0
Janus Tax-Exempt Money Market Fund               $0          $0        $0
---------------------------------------------------------------------------


     The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     As of October 31, 1997, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                     Name of                  Value of
       Fund Name                  Broker-Dealer           Securities Owned
--------------------------------------------------------------------------
Janus Money Market Fund  Bankers Trust Securities Corp.      129,982,478
                         BZW Securities, Inc.                205,000,000
                         Goldman Sachs Group L.P.            230,000,000
                         Lehman Brothers, Inc.                28,800,000
                         Merrill Lynch & Co.                  50,000,000
                         Morgan Stanley Dean Witter          225,000,000
                         Nationsbank Discover and Co.         50,000,000
Janus Government Money   CS First Boston                      40,000,000
  Market Fund            HSBC Securities, Inc.                39,300,000
                         Lehman Brothers, Inc.                10,000,000


                             OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


James P. Craig, III*# - Trustee
100 Fillmore Street
Denver, CO 80206-4928

     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Sharon S. Pichler* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital. Director of IDEX, Janus Service Corporation and Janus Distributors, Inc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928

     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly, (1991-1997) Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928

     Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

Gary O. Loo# - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen - Trustee
14103 Denver West Parkway
Golden, CO 80401

     Trustee of Janus Aspen Series. President and Chief Executive Officer, BCE West L.P., Phoenix, AZ (restaurant chain). Formerly, (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).


Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

James T. Rothe - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                           Aggregate Compensation      Total Compensation
                             from the Funds for     from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position      October 31, 1997         December 31, 1997**
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                     $2,402                   $14,500
William D. Stewart,
  Trustee                      $4,977                   $70,667
Gary O. Loo, Trustee           $4,533                   $60,667
Dennis B. Mullen, Trustee      $4,881                   $67,167
Martin H. Waldinger,
  Trustee                      $4,725                   $67,667
James T. Rothe, Trustee++      $3,445                   $64,833
-----------------------------------------------------------------------------


 *An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.

**As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.


 +Mr. Shepardson retired as a Fund Trustee on March 31, 1997.


++Mr. Rothe began serving as a Fund Trustee on January 1, 1997.


                               PURCHASE OF SHARES


     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
     If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the first business day following the record date. Any such election (which may be made on the Application or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect in writing or by phone to change back to automatic reinvestment at any time.

                              REDEMPTION OF SHARES

     Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

                             TAX DEFERRED ACCOUNTS

     The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account ("IRA") may be used by individuals who meet the above requirement.

     Contributions under Regular and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian.

     Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

     To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write the Funds at P.O. Box 173375, Denver, CO 80217-3375. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

                              SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Extended Services.

                            DIVIDENDS AND TAX STATUS


     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.


     Distributions for all of the Funds (except Janus Tax-Exempt Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal

Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

                             PRINCIPAL SHAREHOLDERS


     As of January 22, 1998, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



     As of January 22, 1998, the following Institution owned more than 5% of the Shares of Janus Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Comerica Bank          P.O. Box 75000, Detroit, MI               26.24%
Wells Fargo            45 Tremont St., San Francisco, CA         12.10%
  Institutional Trust  94105-2204
  Co.
-------------------------------------------------------------------------------



     As of January 22, 1998, the following Institutions owned more than 5% of the Shares of Janus Government Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
UMB Bank               P.O. Box 419226                           69.84%
                       Kansas City, MO 64141-6226
United Postal Service  7905 Malcolm Road 4th Floor               29.33%
  FCU                  Clinton, MD 20735-1734
-------------------------------------------------------------------------------



     As of January 22, 1998, the following Institution owned more than 5% of the Shares of Janus Tax-Exempt Money Market Fund:



     Institution                    Address                Percentage Ownership
-------------------------------------------------------------------------------
First Trust N/A        P.O. Box 64010                            99.65%
                       St. Paul, MN 55164-0010
-------------------------------------------------------------------------------



                           MISCELLANEOUS INFORMATION


     Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of Shares. The Funds were added to the Trust as separate series on December 9, 1994.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST
     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.

VOTING RIGHTS
     The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT
     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


     The following audited financial statements of the Funds for the period ended October 31, 1997 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1997. A copy of such report accompanies this SAI.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

     Schedules of Investments as of October 31, 1997

     Statements of Operations for the period ended October 31, 1997

     Statements of Assets and Liabilities as of October 31, 1997

     Statements of Changes in Net Assets for the periods ended October 31, 1997 and 1996

     Financial Highlights for each of the periods indicated

     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS
     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT TERM MUNICIPAL LOANS
     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES
     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH
--------------------------------------------------------------------------------

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.
--------------------------------------------------------------------------------

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S.
               Treasury short-term obligations.
Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.
--------------------------------------------------------------------------------

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.
TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.
--------------------------------------------------------------------------------

A1+ Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.
A2 Obligations supported by a good capacity for timely repayment.
A3 Obligations supported by a satisfactory capacity for timely repayment.
B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
C Obligations for which there is a high risk of default or which are currently in default.

--------------------------------------------------------------------------------

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES
     MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. TAX ANTICIPATION NOTES ARE issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

     1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                             JANUS INVESTMENT FUND

                              100 Fillmore Street
                             Denver, CO 80206-4928
                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 17, 1998

                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                                 Service Shares

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1998, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                      LOGO

                             JANUS INVESTMENT FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Investment Policies and Restrictions.......................................... 3
Types of Securities and Investment Techniques................................. 5
Performance Data............................................................. 10

Determination of Net Asset Value............................................. 12

Investment Adviser and Administrator......................................... 12

Custodian, Transfer Agent and Certain Affiliations........................... 15

Portfolio Transactions and Brokerage......................................... 15
Officers and Trustees........................................................ 17
Purchase of Shares........................................................... 20
Redemptions of Shares........................................................ 20

Shareholder Accounts......................................................... 21

Dividends and Tax Status..................................................... 21

Principal Shareholders....................................................... 22


Miscellaneous Information.................................................... 23


     Shares of the Trust..................................................... 23

     Voting Rights........................................................... 23

     Independent Accountants................................................. 24


     Registration Statement.................................................. 24


Financial Statements......................................................... 25


Appendix A - Description of Securities Ratings............................... 26


Appendix B - Description of Municipal Securities............................. 29

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES
                                AND RESTRICTIONS

INVESTMENT OBJECTIVES
     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS
     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

     (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

     (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

     (4) A Fund may not invest in companies for the purpose of exercising control of management.

     Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.
                            TYPES OF SECURITIES AND
                             INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Up to 25% of Janus Tax-Exempt Money Market Fund's assets may be invested without regard to this limit until July 1, 1998. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

     Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS
     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES
     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

MORTGAGE- AND ASSET-BACKED SECURITIES
     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS
     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

     From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital subject to the terms of an exemptive order obtained by Janus Capital and the Janus Funds which currently provides that each Janus Fund will limit its aggregate investment in a Janus money market fund to the greater of (i) 5% of its total assets or (ii) $2.5 million. The Janus funds are seeking an amended and restated exemptive order that would permit the non-money market funds to invest in the Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.


MUNICIPAL LEASES
     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

                                PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

     The Shares' current yield and effective yield for the seven day period ended October 31, 1997 is shown below.


                                             Seven-day         Effective
                 Fund Name                     Yield        Seven-day Yield
---------------------------------------------------------------------------
Janus Money Market Fund - Service Shares       5.40%             5.55%
Janus Government Money Market
  Fund - Service Shares                        5.33%             5.47%
Janus Tax-Exempt Money Market
  Fund - Service Shares*                       3.36%             3.42%
---------------------------------------------------------------------------



*Janus Tax-Exempt Money Market Fund - Service Shares tax equivalent yield for the seven day period ended October 31, 1997 was 4.67%.


     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Financial Institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

                                DETERMINATION OF
                                NET ASSET VALUE

     Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed
 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR

     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital may modify or terminate the waiver at any time upon at least 90 days' notice to the Trustees. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


     On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .30%. Janus Capital may terminate the waiver at any time upon at least 90 days' notice to the Trustees.


     Janus Capital may use all or a portion of its administration fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.


     The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:



                                1997                      1996                     1995(1)
                       -----------------------   -----------------------   -----------------------
                        Advisory                  Advisory                  Advisory
                          Fees       Advisory       Fees       Advisory       Fees       Advisory
                         Prior         Fees        Prior         Fees        Prior         Fees
                           to         After          to         After          to         After
      Fund Name          Waiver       Waiver       Waiver       Waiver       Waiver       Waiver
------------------------------------------------------------------------------------
Janus Money Market
  Fund                 $6,858,596   $3,429,298   $3,101,530   $1,550,765    $874,302     $437,151
Janus Government
  Money Market Fund      $362,308     $181,154     $330,914     $165,457    $151,606       $75,803
Janus Tax-Exempt
  Money Market Fund      $158,812      $79,406     $140,898      $70,449     $82,622       $41,311
------------------------------------------------------------------------------------



(1)February 15, 1995 (inception of Funds) to October 31, 1995.



     The following table summarizes the administration fees paid by the Shares for the fiscal year ended October 31:



                                                                   1997(1)
                                                  -----------------------------------------
                                                    Administration        Administration
                                                     Fees Prior to          Fees After
                                                        Waiver                Waiver
                   Fund Name                      -------------------   -------------------
------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares                $3,432                $2,574
Janus Government Money Market Fund - Service
  Shares                                                $4,565                $3,424
Janus Tax-Exempt Money Market Fund - Service
  Shares                                                   $35                          $28
------------------------------------------------------------------------------------



(1)November 22, 1996 (inception of Shares) to October 31, 1997.



     Advisory fees are paid on the Fund level while administration fees are paid on the class level.


     The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1,

1998, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement
(i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

                           CUSTODIAN, TRANSFER AGENT
                            AND CERTAIN AFFILIATIONS

     UMB Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

                             PORTFOLIO TRANSACTIONS
                                 AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

     In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


     For the fiscal year ended October 31, 1997, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.



     For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the total brokerage commissions paid by the Funds are summarized below:



             Fund Name                       1997            1996       1995
----------------------------------------------------------------------------
Janus Money Market Fund                     $0              $4,851      $0
Janus Government Money Market Fund          $0                $0        $0
Janus Tax-Exempt Money Market Fund          $0                $0        $0
----------------------------------------------------------------------------


     The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

     As of October 31, 1997, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                     Name of                  Value of
       Fund Name                  Broker-Dealer           Securities Owned
--------------------------------------------------------------------------
Janus Money Market Fund  Bankers Trust Securities Corp.      129,982,478
                         BZW Securities, Inc.                205,000,000
                         Goldman Sachs Group L.P.            230,000,000
                         Lehman Brothers, Inc.                28,800,000
                         Merrill Lynch & Co.                  50,000,000
                         Morgan Stanley Dean Witter          225,000,000
                         Nationsbank Discover and Co.         50,000,000
Janus Government Money   CS First Boston                      40,000,000
  Market Fund            HSBC Securities, Inc.                39,300,000
                         Lehman Brothers, Inc.                10,000,000
--------------------------------------------------------------------------


                             OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street
Denver, CO 80206-4928

     Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

James P. Craig, III*# - Trustee
100 Fillmore Street
Denver, CO 80206-4928

     Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.


Sharon S. Pichler* - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
     Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).

Steven R. Goodbarn* - Vice President and Chief Financial Officer
100 Fillmore Street
Denver, CO 80206-4928

     Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital. Director of IDEX, Janus Service Corporation and Janus Distributors, Inc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.


Glenn P. O'Flaherty* - Treasurer and Chief Accounting Officer
100 Fillmore Street
Denver, CO 80206-4928

     Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.


Kelley Abbott Howes* - Secretary
100 Fillmore Street
Denver, CO 80206-4928

     Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Associate Counsel and Assistant Vice President of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston Massachusetts (mutual fund administration services).


William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, Colorado (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Gary O. Loo# - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903

     Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, Colorado (investments).


Dennis B. Mullen - Trustee
14103 Denver West Parkway
Golden, CO 80401

     Trustee of Janus Aspen Series. President and Chief Executive Officer, BCE West L.P., Phoenix, AZ (restaurant chain). Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, Colorado (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain).


Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

James T. Rothe - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, Colorado. Principal, Phillips-Smith Retail Group, Colorado Springs, Colorado (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, Colorado.

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.


                           Aggregate Compensation      Total Compensation
                             from the Funds for     from the Janus Funds for
                             fiscal year ended         calendar year ended
Name of Person, Position      October 31, 1997         December 31, 1997**
-----------------------------------------------------------------------------
Thomas H. Bailey,
  Chairman and Trustee*          $0                        $0
James P. Craig, Trustee*         $0                        $0
John W. Shepardson,
  Trustee+                     $2,402                   $14,500
William D. Stewart,
  Trustee                      $4,977                   $70,667
Gary O. Loo, Trustee           $4,533                   $60,667
Dennis B. Mullen, Trustee      $4,881                   $67,167
Martin H. Waldinger,
  Trustee                      $4,725                   $67,667
James T. Rothe, Trustee++      $3,445                   $64,833
-----------------------------------------------------------------------------


 *An interested person of the Funds and of Janus Capital. Compensated by Janus
  Capital and not the Funds.

**As of December 31, 1997, Janus Funds consisted of two registered investment companies comprised of a total of 31 funds.


 +Mr. Shepardson retired as a Fund Trustee on March 31, 1997.


++Mr. Rothe began serving as a Fund Trustee on January 1, 1997.


                               PURCHASE OF SHARES


     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the New York Federal Reserve Bank are open. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.


                             REDEMPTIONS OF SHARES

     Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder.

Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

                              SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

                            DIVIDENDS AND TAX STATUS


     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase request is received from a Financial Institution at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received from a Financial Institution prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.


     Distributions for all of the Funds (except Janus Tax-Exempt Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986.

     Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.


                             PRINCIPAL SHAREHOLDERS



     As of January 22, 1998, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



     As of January 22, 1998, the following shareholder owned more than 5% of the Shares of Janus Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Norwest Investment     608 Second Ave. S.                        99.93%
  Services             Minneapolis, MN 55402-1916
-------------------------------------------------------------------------------



     As of January 22, 1998, the following shareholder owned more than 5% of the Shares of Janus Government Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Trust Bank of          1200 17th St. 24th Floor                  98.27%
  Colorado             Denver, CO 80202-5835
-------------------------------------------------------------------------------



     As of January 22, 1998, the following shareholder owned more than 5% of the Shares of Janus Tax-Exempt Money Market Fund:



     Shareholder                    Address                Percentage Ownership
-------------------------------------------------------------------------------
Janus Capital          100 Fillmore Street                       99.90%
  Corporation          Denver, CO 80206-4928
-------------------------------------------------------------------------------

                           MISCELLANEOUS INFORMATION


     Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust consists of 19 separate series, three of which currently offer three classes of Shares. The Funds were added to the Trust as separate series on December 9, 1994.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST
     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

VOTING RIGHTS
     The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the

Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT
     The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


     The following audited financial statements of the Funds for the period ended October 31, 1997 are hereby incorporated by reference to the Funds' Annual Report dated October 31, 1997. A copy of such report accompanies this SAI.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

     Schedules of Investments as of October 31, 1997

     Statements of Operations for the period ended October 31, 1997

     Statements of Assets and Liabilities as of October 31, 1997

     Statements of Changes in Net Assets for the periods ended October 31, 1997 and October 31, 1996


     Financial Highlights for each of the periods indicated


     Notes to Financial Statements

     Report of Independent Accountants

     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS
     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT TERM MUNICIPAL LOANS
     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES
     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH
--------------------------------------------------------------------------------

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.
--------------------------------------------------------------------------------

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S.
               Treasury short- term obligations.
Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1 High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.
--------------------------------------------------------------------------------

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.
TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.
--------------------------------------------------------------------------------

A1+ Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.
A2 Obligations supported by a good capacity for timely repayment.
A3 Obligations supported by a satisfactory capacity for timely repayment.
B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
C Obligations for which there is a high risk of default or which are currently in default.

--------------------------------------------------------------------------------

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES
     MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

     1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                              JANUS INVESTMENT FUND
                           PART C - OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     List all financial statements and exhibits filed as part of the Registration Statement.

     (a)(1)    Financial Statements Included in the Prospectus:

               Financial Highlights for all of the Funds (or classes of shares thereof).

     (a)(2) Financial Statements Incorporated by Reference into the Statement of Additional Information:
                    The Financial Statements for all of the Funds dated October 31, 1997, are incorporated by reference into the respective Statement of Additional Information.

          (b)  Exhibits:

               Exhibit 1      (a)       Agreement and Declaration of Trust dated
                                        February 11, 1986 is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 79.

                              (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79.

                              (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to
                                        Post-Effective Amendment No. 79.

                              (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to
                                        Post-Effective Amendment No. 80.

                              (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80.

                              (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46 has been withdrawn.

                              (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to
                                        Post-Effective Amendment No. 80.

                              (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80.

                              (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to
                                        Post-Effective Amendment No. 80.

                              (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80.

                              (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81.

                              (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to
                                        Post-Effective Amendment No. 81.

                              (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to
                                        Post-Effective Amendment No. 81.

                              (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to
                                        Exhibit 1(n) to Post-Effective Amendment
                                        No. 81.

                              (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit 1(o) to Post-Effective Amendment
                                        No. 81.

                              (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68.

                              (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72.

                              (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund is incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 75.

                              (s)       Form of Amendment to Registrant's
                                        Agreement and Declaration of Trust is
                                        incorporated herein by reference to
                                        Exhibit 1(s) to Post-Effective Amendment
                                        No. 75.

                              (t)       Certificate of Establishment and
                                        Designation for Janus Global Life
                                        Sciences Fund filed as Exhibit 1(t) to
                                        Post-Effective Amendment No. 82 has been withdrawn.

               Exhibit 2      (a)       Restated Bylaws are incorporated herein
                                        by reference to Exhibit 2(a) to
                                        Post-Effective Amendment No. 71.

                              (b)       First Amendment to the Bylaws is
                                        incorporated herein by reference to
                                        Exhibit 2(b) to Post-Effective Amendment
                                        No. 71.

               Exhibit 3                Not Applicable.

               Exhibit 4      (a)       Specimen Stock Certificate for Janus
                                        Fund(1) is incorporated herein by
                                        reference to Exhibit 4(b) to
                                        Post-Effective Amendment No. 79.

                              (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79.

                              (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to
                                        Post-Effective Amendment No. 79.

                              (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to
                                        Post-Effective Amendment No. 80.

                              (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80.

                              (f) Specimen Stock Certificate for Janus Intermediate Government Securities
                                        Fund(1) filed as Exhibit 4(f) to
                                        Post-Effective Amendment No. 46 has been withdrawn.




-------------------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                              (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80.

                              (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80.

                              (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to
                                        Post-Effective Amendment No. 80.

                              (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80.

                              (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81.

                              (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to
                                        Post-Effective Amendment No. 81.

                              (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to
                                        Post-Effective Amendment No. 81.

                              (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to
                                        Post-Effective Amendment No. 79.

                              (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79.

                              (p) Revised Specimen Stock Certificate for Janus Special Situations Fund is incorporated herein by reference to
                                        Exhibit 4(p) to Post-Effective Amendment
                                        No. 79.

                              (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as
                                        Exhibit 4(q) to Post-Effective Amendment
                                        No. 82 has been withdrawn.

-------------------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

               Exhibit 5      (a)       Investment Advisory Agreement for Janus
                                        Fund dated July 1, 1997, is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 83.

                              (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference as
                                        Exhibit 5(b) to Post-Effective Amendment
                                        No. 83.

                              (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference as Exhibit 5(c) to
                                        Post-Effective Amendment No. 83.

                              (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 5(d) to Post-Effective Amendment
                                        No. 83.

                              (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference as Exhibit 5(e) to
                                        Post-Effective Amendment No. 83.

                              (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference as
                                        Exhibit 5(f) to Post-Effective Amendment
                                        No. 83.

                              (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 5(g) to Post-Effective Amendment
                                        No. 83.

                              (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference as
                                        Exhibit 5(h) to Post-Effective Amendment
                                        No. 83.

                              (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 5(i) to Post-Effective Amendment
                                        No. 83.

                              (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 5(j) to Post-Effective Amendment
                                        No. 83.


                                       C-

                              (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 5(k) to Post-Effective Amendment
                                        No. 83.

                              (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, is incorporated herein by reference as Exhibit 5(l) to
                                        Post-Effective Amendment No. 83.

                              (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as
                                        Exhibit 5(m) to Post-Effective Amendment
                                        No. 82 has been withdrawn.

               Exhibit 6 Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference as
                                        Exhibit 6 to Post-Effective Amendment
                                        No. 83.

               Exhibit 7                Not Applicable.

               Exhibit 8      (a)       Custodian Contract between Janus
                                        Investment Fund and State Street Bank
                                        and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79.

                              (b) Amendment dated April 25, 1990 of State Street Custodian Contract is incorporated herein by reference to
                                        Exhibit 8(b) to Post-Effective Amendment
                                        No. 79.

                              (c) Letter Agreement dated February 1, 1991 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to
                                        Post-Effective Amendment No. 79.

                              (d)       Custodian Contract between Janus
                                        Investment Fund and Investors Fiduciary
                                        Trust Company filed as Exhibit 8(d) to
                                        Post-Effective Amendment No. 79 has been withdrawn.

                              (e) Letter Agreement dated October 9, 1992 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to
                                        Post-Effective Amendment No. 81.

                              (f) Letter Agreement dated April 28, 1993 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to
                                        Post-Effective Amendment No. 81.

                              (g) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to
                                        Post-Effective Amendment No. 81.

                              (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. is incorporated herein by reference to Exhibit 8(h) to
                                        Post-Effective Amendment No. 81.

                              (i) Letter Agreement dated December 12, 1995 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to
                                        Post-Effective Amendment No. 72.

                              (j) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to
                                        Exhibit 8(j) to Post-Effective Amendment
                                        No. 71.

                              (k) Form of Amendment dated September 10, 1996 of State Street Custodian Contract is incorporated herein by reference to
                                        Exhibit 8(k) to Post-Effective Amendment
                                        No. 75.

                              (l) Letter Agreement dated September 10, 1996 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to
                                        Post-Effective Amendment No. 75.

                              (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to
                                        Exhibit 8(m) to Post-Effective Amendment
                                        No. 75.

                              (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82.

               Exhibit 9      (a)       Transfer Agency Agreement with Investors
                                        Fiduciary Trust Company filed as Exhibit
                                        9(a) to Post-Effective Amendment No. 79
                                        has been withdrawn.

                              (b)       Subagency Agreement between Janus
                                        Service Corporation and Investors
                                        Fiduciary Trust Company filed as Exhibit
                                        9(b) to Post-Effective Amendment No. 79
                                        has been withdrawn.

                              (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81.

                              (d) Transfer Agency Agreement dated December 9, 1994 with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as
                                        Exhibit 9(d) to Post-Effective Amendment
                                        No. 64 has been withdrawn.

                              (e)       Transfer Agency Agreement dated
                                        September 27, 1995 with Janus Service
                                        Corporation for Janus Money Market Fund,
                                        Janus Government Money Market Fund,
                                        Janus Tax-Exempt Money Market Fund,
                                        Janus High-Yield Fund and Janus Olympus
                                        Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70.

                              (f) Letter Agreement dated December 21, 1995 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                                        Exhibit 9(f) to Post-Effective Amendment
                                        No. 72.

                              (g) Letter Agreement dated May 21, 1996 regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73.

                              (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to
                                        Post-Effective Amendment No. 77.

                              (i) Letter Agreement dated September 10, 1996 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                                        Exhibit 9(i) to Post-Effective Amendment
                                        No. 76.

                              (j) Letter Agreement dated September 9, 1997, regarding Janus Service
                                        Corporation Transfer Agency Agreement is incorporated herein by reference to
                                        Exhibit 9(j) to Post-Effective Amendment
                                        No. 82.

               Exhibit 10     (a)       Opinion and Consent of Messrs. Davis,
                                        Graham & Stubbs with respect to shares
                                        of Janus Fund is incorporated herein by
                                        reference to Exhibit 10 (a) to
                                        Post-Effective Amendment No. 79.

                              (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to
                                        Exhibit 10(b) to Post-Effective
                                        Amendment No. 79.

                              (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80.

                              (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81.

                              (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81.

                              (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                                        Exhibit 10(f) to Post-Effective
                                        Amendment No. 81.

                              (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46 has been withdrawn.

                              (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                                        Exhibit 10(h) to Post-Effective
                                        Amendment No. 81.

                              (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to
                                        Exhibit 10(i) to Post-Effective
                                        Amendment No. 81.

                              (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit 10(j) to Post-Effective
                                        Amendment No. 81.

                              (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81.

                              (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to
                                        Exhibit 10(l) to Post-Effective
                                        Amendment No. 68.

                              (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72.

                              (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund is incorporated herein by reference to Exhibit 10(n) to Post-Effective Amendment No. 75.

                              (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76.

                              (p) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82 has been withdrawn.

               Exhibit 11 Consent of Price Waterhouse LLP is filed herein as Exhibit 11.

               Exhibit 12               Not Applicable.

               Exhibit 13               Not Applicable.

               Exhibit 14     (a)       Model Individual Retirement Plan is
                                        incorporated herein by reference to
                                        Exhibit 14(a) to Post-Effective
                                        Amendment No. 81.

                              (b) Model Defined Contribution Retirement Plan is filed herein as Exhibit 14(b).

                              (c)       Model Section 403(b)(7) Plan is
                                        incorporated herein by reference to
                                        Exhibit 14(c) to Post-Effective
                                        Amendment No. 81.

               Exhibit 15               Not Applicable.

               Exhibit 16     (a)       Computation of Total Return is
                                        incorporated herein by reference as
                                        Exhibit 16(a) to Post-Effective
                                        Amendment No. 80.

                              (b)       Computation of Current Yield and
                                        Effective Yield is incorporated herein
                                        by reference to Exhibit 16(b) to
                                        Post-Effective Amendment No. 67.

               Exhibit 17 Powers of Attorney dated as of May 20, 1997, are incorporated herein by reference to Exhibit 17 to
                                        Post-Effective Amendment No. 81.

               Exhibit 18     (a)       Form of plan entered into by Janus Money
                                        Market Fund, Janus Government Money
                                        Market Fund and Janus Tax-Exempt Money
                                        Market Fund pursuant to Rule 18f-3
                                        setting forth the separate arrangement
                                        and expense allocation of each class of
                                        such Funds filed as Exhibit 18 to
                                        Post-Effective Amendment No. 66 has been withdrawn.

                              (b) Restated form of Rule 18f-3 Plan entered into by Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                                        Exhibit 18(b) to Post-Effective
                                        Amendment No. 69.

                              (c) Amended and Restated form of Rule 18f-3 Plan entered into by Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78.

               Exhibit 27 Financial Data Schedules for all of the Funds (or classes of shares thereof) are filed herein as Exhibit 27.


ITEM 25.  Persons Controlled by or Under Common Control with Registrant
          None

ITEM 26.  Number of Holders of Securities

     The number of record holders of shares of the Registrant as of January 22, 1998, was as follows:

                                                      Number of
          Title of Class                              Record Holders

          Janus Fund shares                                  779,095
          Janus Growth and Income Fund shares                146,096
          Janus Worldwide Fund shares                        372,964
          Janus Overseas Fund shares                         122,197
          Janus Twenty Fund shares                           362,544
          Janus Flexible Income Fund shares                   29,391
          Janus Venture Fund shares                           89,550
          Janus Enterprise Fund shares                        63,977
          Janus Balanced Fund shares                          27,538
          Janus Short-Term Bond Fund shares                    5,049
          Janus Federal Tax-Exempt Fund shares                 3,965
          Janus Mercury Fund shares                          178,458
          Janus Money Market Fund - Investor Shares           76,638
          Janus Money Market Fund - Institutional Shares         223
          Janus Money Market Fund - Service Shares                 3
          Janus Government Money
            Market Fund - Investor Shares                     10,454
          Janus Government Money
            Market Fund - Institutional Shares                     7
          Janus Government Money
            Market Fund - Service Shares                           5
          Janus Tax-Exempt Money
            Market Fund - Investor Shares                      5,280
          Janus Tax-Exempt Money
            Market Fund - Institutional Shares                    10
          Janus Tax-Exempt Money
            Market Fund - Service Shares                           2
          Janus High-Yield Fund shares                        10,955
          Janus Olympus Fund shares                           51,633
          Janus Equity Income Fund shares                      9,953
          Janus Special Situations Fund shares                46,143


ITEM 27.  Indemnification

     Article VIII of Janus Investment Fund's Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the

Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.


ITEM 28.  Business and Other Connections of Investment Adviser

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds and private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the currently effective Statements of Additional Information of the Registrant. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd.; Marjorie G. Hurd, Vice President and Chief Operations Officer of Janus Capital Corporation, Director and President of Janus Service Corporation; and Stephen L. Stieneker, Assistant General Counsel, Chief Compliance Officer and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 525 "B" Street, Suite 1080, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is President, Chief Executive Officer and a Director of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.


ITEM 29.  Principal Underwriters

          (a) Janus Distributors, Inc. ("Janus Distributors") serves as a principal underwriter for the Registrant and the Retirement Shares of Janus Aspen Series only.

          (b) The principal business address, positions with Janus Distributors and positions with Registrant of Kelley Abbott Howes and Steven
               R. Goodbarn, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officer of Janus Distributors is Jennifer A. Davis, Secretary. Ms. Davis does not hold any positions with the Registrant. Ms.

               Davis's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

          (c)  Not applicable.


ITEM 30.  Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, and United Missouri Bank, P.O. Box 419226, Kansas City, Missouri 64141-6226.


ITEM 31.  Management Services

     The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.


ITEM 32.  Undertakings

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 17th day of February, 1998.

                                   JANUS INVESTMENT FUND


                                   By:  /s/ Thomas H. Bailey
                                        Thomas H. Bailey, President

     Janus Investment Fund is organized under the Agreement and Declaration of Trust of the Registrant dated February 11, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date


/s/ Thomas H. Bailey               President                   February 17, 1998
Thomas H. Bailey                   (Principal Executive
                                   Officer) and Trustee

/s/ Steven R. Goodbarn             Vice President and          February 17, 1998
Steven R. Goodbarn                 Chief Financial Officer
                                   (Principal Financial
                                   Officer)

/s/ Glenn P. O'Flaherty            Treasurer and Chief         February 17, 1998
Glenn P. O'Flaherty                Accounting Officer
                                   (Principal Accounting
                                   Officer)

/s/ James P. Craig, III            Trustee                     February 17, 1998
James P. Craig, III

Gary O. Loo*                       Trustee                     February 17, 1998
Gary O. Loo

Dennis B. Mullen*                  Trustee                     February 17, 1998
Dennis B. Mullen

James T. Rothe*                    Trustee                     February 17, 1998
James T. Rothe

William D. Stewart*                Trustee                     February 17, 1998
William D. Stewart

Martin H. Waldinger*               Trustee                     February 17, 1998
Martin H. Waldinger



/s/ Steven R. Goodbarn
*By      Steven R. Goodbarn
         Attorney-in-Fact

                                INDEX OF EXHIBITS

          Exhibit 11                    Consent of Price Waterhouse

          Exhibit 14(b)                 Model Defined Contribution Plan

          Exhibit 27                    Financial Data Schedules